UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC INVESTOR FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

October 31, 2010

HSBC Investor Funds

Annual Report

EQUITY FUNDS

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Overseas Equity Fund/
HSBC Investor International Equity Fund

HSBC Investor Value Fund

Table of Contents

HSBC Investor Family of Funds
Annual Report - October 31, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Lipper International Large-Cap Value Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2010

To Our Shareholders:

For the 12-month period ended October 31, 2010, equity and debt markets performed well, with returns of 16.52% for the S&P 500 Index1, 8.82% for the MSCI EAFE Index1, 26.58% for the Russell 2000 Index1 and 8.01% for the Barclays Capital U.S. Aggregate Bond Index1.

The period began with several encouraging economic indicators, which helped buoy investor sentiment. However, concerns about a “double-dip” recession in the U.S. increased, as did questions about the financial strength of certain countries in the European Union, such as Greece, whose debt was downgraded by credit rating agencies. The market declines associated with these concerns and events proved short-lived, though, and the markets strengthened late in the period. We are pleased that our funds also performed well during the 12 months under review. In the case of our money market funds, by far the largest asset class in our fund family, this performance comes despite the conservatism of our investment discipline—a discipline the investment adviser adopted ahead of Securities and Exchange Commission (“SEC”) mandated guidelines. These guidelines include, but are not limited to, daily and weekly portfolio liquidity requirements of 10% and 30%, respectively; portfolio quality limitations on second-tier securities; and a reduction in the overall weighted average maturity of money market funds.

These funds’ yields have been supported by significant fee waivers by the investment adviser and our other service providers, as shown in the chart below:

Fund	Fees Waived
California Tax-Free Money Market Fund	$327,580
New York Tax-Free Money Market Fund	1,274,087
Prime Money Market Fund	7,423,993
Tax-Free Money Market Fund	438,252
U.S. Government Money Market Fund	6,211,568
U.S. Treasury Money Market Fund	6,910,492

Such waivers have become common in the money market fund industry. A more detailed discussion of these fee waivers can be found in the footnotes that accompany the financial statements of the money market funds.

Overall, we are pleased with the performance of the equity funds. The HSBC Investor International Equity Fund has, however, lagged its benchmark for 1-, 3- and 5- year periods. In December 2010, the Board approved a change in sub-advisor for this fund; Lord Abbett & Co. was hired as the new sub-adviser to the fund, effective January 2010. Shareholders of this fund will receive more information about this change in the future.

The Board and the investment adviser continue to pursue appropriate expansion and positioning of the fund family. HSBC has a long history of operating and investing in emerging markets, and the possibility of offering U.S. investors funds that capitalize on that experience and expertise is intriguing. While it is increasingly difficult to find asset classes that provide real diversification (investment professionals describe this as “narrowing correlation coefficients”), at this time emerging markets appear to offer such diversification. Emerging markets are widely favored by the pundits at this time. They cite valuations that are attractive by historic measures, rising capital inflows (though they remain below prior highs) and “QEII”—the Fed’s second round of monetary easing, which some observers feel is likely to further boost such investment inflows, thereby increasing these valuations. Some concern remains about these markets’ abilities to absorb these inflows. We look forward to providing you with more information on this topic at the appropriate time in the future.

QEII, the Federal Reserve’s $600 billion program to buy long-term Treasuries over the next three quarters, is both controversial and problematic when banks are highly liquid and lending is trivial. At best, I believe that the program might stimulate U.S. Gross Domestic Product (“GDP”)1 growth by 0.5%—a paltry increment that comes at high cost given the twin deficits. So, we think it best to view this effort as effectively another effort to lift the value of risk assets and to recapitalize the banks, which may borrow from the Fed at 0.25% and buy Treasuries yielding 3% or more.

1	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

At year end, the Board accepted with great regret the resignation of long-time independent chair Dr. Larry Robbins, a founding trustee of the predecessor fund family almost 25 years ago. We are delighted that Larry agreed to serve as trustee emeritus for a year, so his warmth and insight will still be available to us.

Finally, we note that Andrew Donohue stepped down as Director of the Division of Investment Management of the Securities and Exchange Commission effective November 19, 2010. “Buddy”, as he’s better known to his many friends in the fund industry, was a superb regulator—tough-minded but fair, creative, and single-minded in serving the needs of American investors. We all recall fondly his visit to a Board dinner—an outreach practice he followed throughout his SEC tenure and one that other government figures would do well to emulate.

This is my second letter as chairman to our shareholders. In drafting both reports, I’ve thought of how Charles Dickens began his novel about the French Revolution, A Tale of Two Cities: “It was the best of times, it was the worst of times...” So, too, might any money manager opine of any moment. Today, there are deep global economic imbalances—between east and west, north and south. And within our most advanced economies a growing gap prevails between governments’ promises and their ability to honor those promises. This challenge comes at a time of discouraging demographics in the OECD countries. We believe this challenge confers a special responsibility to provide the best possible risk-adjusted performance to those investors who entrust us with their capital.

I can assure you that my colleagues and I, as well as the investment adviser and other service providers, take this duty very seriously and pledge our very best effort to that good end.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds annual report, covering the period between November 1, 2009 and October 31, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the fiscal year for each of the funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

The near-zero short-term rate environment has persisted throughout the Funds’ fiscal year and is likely to continue for some time. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisors that manage the Equity Funds. The team also reviews and monitors the third party funds in which the World Selection Funds invest. We believe that this level of review and oversight helps to provide the Funds’ shareholders with significant benefits, including competitive performance.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

3	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The 12-month period between November 1, 2009 and October 31, 2010 began with continued global macroeconomic improvements. Central banks around the developed world fueled the recovery by maintaining interest rates at record lows, and governments provided stimulus programs to spark growth. In the U.S., the Federal Reserve positioned the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and maintained its quantitative easing program throughout the 12-month period.

Early in the period, several encouraging U.S. economic indicators, including positive manufacturing data and improving consumer spending levels, suggested the rebound was gaining strength. However, as the year progressed, signs emerged that the U.S. economic recovery was losing momentum. For example, the index of leading indicators in April 2010 was worse than expected, falling for the first time since March 2009. Although this period of moderation continued, several economic indicators appeared to stabilize as the period wore on, reducing fears of a “double-dip” recession. Nevertheless, there are still some areas of concern—including high U.S. unemployment figures—and forecasts now point towards a slower recovery than was anticipated at the beginning of the period.

Meanwhile, the year was regularly punctuated by periods of volatility due to sovereign debt issues in the Eurozone. This was most apparent in April when credit rating downgrades of Greece and other peripheral Eurozone countries caused bond yields in those countries to rocket upwards. In response to the deterioration of the debt situation, the International Monetary Fund (IMF) and the European Central Bank (ECB) stepped in. They agreed to a $1 trillion package, providing loan guarantees and credits, not just to Greece but to all Eurozone states in financial difficulty, restoring a measure of comfort to investors. More recently, however, debt concerns have resurfaced and the fiscal situation of countries throughout the developed world, including the U.S., continue to cause concern.

Market Review

The financial markets rallied during the first half of the period driven by positive earnings surprises, attractive valuations and ample liquidity. Investors in this environment were more comfortable with higher-risk areas of the markets, helping emerging markets and small-cap stocks produce strong gains during the six months through April.

The fiscal troubles in the Eurozone largely halted the rally in international stocks. Investors became more risk averse in this environment, which in turn pushed down equity markets around the world. In May 2010, developed markets declined by an average of 9%, while emerging markets fell by roughly 8%. However, thanks to a financial support facility from the ECB and IMF, these declines generally were short-lived. Emerging markets stocks staged a particularly strong rebound, driven by strong macroeconomic data and performed well for the period as a whole. Developed market international stocks did not perform as well for the fiscal year, in large part because of the impact of the Eurozone’s sovereign debt issues. The MSCI EAFE Index1 (Europe, Australasia and Far East) of international stocks returned 8.82%, in U.S. Dollar terms, for the 12-month period.

Domestic stocks experienced much stronger returns than their counterparts in developed foreign markets. The S&P 500 Index1 of large-company stocks returned 16.52% for the 12 months through October 2010. Small-cap and mid-cap stocks were among the period’s strongest performers: The Russell 2000® Index1 of small-company stocks returned 26.58%, and the Russell Midcap® Index1 returned 27.71%. The small- and mid-cap categories especially benefited early in the period, due to the early strength and breadth of the U.S. economic recovery and strong corporate earnings results.

Within fixed income, the performance of U.S. Treasuries was mixed over the period. Initially, the pursuit of higher yielding assets led to lower demand for government bonds. As the period progressed, investors responded to increased market volatility by returning to the relative safety of U.S. government bonds, improving their performance. Still, Treasuries lagged the rest of the fixed-income market for the 12 months as a whole. Investment grade corporate bonds and high-yield bonds benefited from attractive valuation levels and a strong improvement in corporate earnings and microeconomic conditions.

The Barclays Capital U.S. Corporate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 11.61% for the 12 months through October, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 19.35%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Senior Managing Director/Portfolio Manager
R. Bartlett Wear, CFA, Senior Managing Director/Portfolio Manager
Winslow Capital Management, Inc.

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion which the subadviser believes the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management, Inc. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 19.78% (without sales charge) for the Class A Shares and 20.08% for the Class I Shares for the 12-month period ended October 31, 2010. That compared to a 19.65% return for the Russell 1000® Growth Index1 and a 17.70% return for the Lipper Large-Cap Growth Funds Average1.

Portfolio Performance

The Fund and the market posted strong absolute performance during the period in question, although returns dragged at times due to concerns about the possibility of a “double dip” recession.

The period began with solid equity returns. Stocks pulled back briefly in January, but continued to climb as investors became encouraged by improvements in the economy and corporate profits. However, uncertainty about the strength of the economic recovery set in midway through the period due to concerns about European sovereign debt, increased government regulation and sluggish employment growth. Equity performance varied during the latter half of the period.

The Fund outperformed its benchmark due to strong stock selection in the technology, consumer discretionary and industrials sectors. The information technology sector was among the strongest performing sectors during the period. The Fund’s stock selection in the sector—in particular its long-held position in shares of a top provider of technology consulting services—allowed it to benefit more from the technology sector’s performance than its benchmark.*

Selection in the consumer discretionary sector also helped boost the Fund’s relative returns. Likewise, holding three top-performing industrials stocks also helped it outpace its benchmark. Meanwhile, the Fund consistently underweighted the consumer staples sector. It performed poorly during the period, resulting in positive relative results for the Fund.*

Both stock selection and an overweight allocation in the financials sector hurt the Fund’s performance relative to its benchmark. The Fund’s exposure to energy stocks dragged on performance as the sector experienced volatile crosscurrents during the period. On balance, for the 12 months ended October 31, 2010, the overall gain in the Fund was favorable.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[6]

As of October 31, 2010	Inception Date	1 Year*	5 Year	Since Inception	Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	13.79	3.11	4.33	1.41	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	14.97	3.39	4.41	2.16	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	17.92	3.40	4.37	2.16	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	20.08	4.42	5.40	1.16	0.95

Russell 1000® Growth Index[4]	—	19.65	3.21	3.85[7]	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	17.70	2.12	3.31[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008, 2009 and 2010, the Portfolio in which the Fund invests, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of these payments, the returns for applicable periods would be lower.

*

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/10/04 to 10/31/10.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor International Equity Fund HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, and C Shares)

by Sharon Fay, CFA, Executive Vice President and CIO Global Value Equities
Kevin Simms, Co-CIO International Equities
Giulio Martini, Head Currency Team
Henry D’Auria, CFA, Co-CIO International Equities
AllianceBernstein L.P.

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each Fund may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). AllianceBernstein L.P., acting through the Bernstein Value Equities Unit (“AllianceBernstein”), serves as the subadviser to the Portfolio and manages its investments.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The HSBC Investor International Fund returned 5.99% for the Class I Shares and the HSBC Investor Overseas Equity Fund Class A Shares returned 5.17% (without sales charge) during the 12-month period ended October 31, 2010. That compared to an 8.82% return for the Fund’s benchmark, the MSCI EAFE Index 1 (Europe, Australasia and Far East).

Portfolio Performance

The Fund’s absolute return reflects the modest gains produced by international equity markets during the period. While international markets generated moderate, positive returns for the full fiscal year, they experienced extreme volatility within the period, in part due to concerns about sovereign debt issues in Greece and the stability of the European economy. The Fund’s benchmark experienced wide swings, falling by 11% in one month and gaining 9% during each of two separate months.

The Fund’s performance relative to its benchmark was hurt by stock selection in the technology and energy sectors. Investments in two Japanese technology companies, which experienced pressure from a strengthening yen and increased competition from Korean technology companies, weighed on relative return. Certain holdings in the energy sector also dragged on performance against the benchmark.*

Regionally, an overweight position in emerging markets and, to a lesser extent, Japan and the U.K., produced positive returns for the Fund relative to its benchmark. Underweight positions in Australia and Japan hindered relative performance, due to currency appreciation in those countries.*

Stock selection in the manufacturing, financial and health care sectors boosted the Fund’s return against its benchmark. Positions in two European auto manufacturers produced positive relative performance, as did a position in a British manufacturer of aircraft engines. While sales in aircraft engines remained weak, cash flow associated with the service of engines was robust. In the health care sector, the Fund’s relative performance benefited from its position in a pharmaceutical company that received a favorable resolution regarding patent litigation.

During the period, the Fund used derivative instruments in the management of its portfolio. These instruments represented a small portion of the Fund’s portfolio—on average less than 1% of its overall value.*

Specifically, the Fund invested in foreign currency forwards as a defensive hedge for the Fund’s base currency, the U.S. dollar. The purpose of this hedging strategy is to insulate the Fund’s returns from adverse currency movements. Though currency forwards are not traded on a regulated exchange, the forward market is extremely liquid. All currency exposures are marked to market daily, and therefore we believe that the risks of the forwards are the same as the risk of the underlying currency.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2010	Inception Date	1 Year	5 Year	10 Year	Gross	Net

HSBC Investor International Equity Fund Class I*	1/9/95	5.99	1.64	2.01	0.97	0.97

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-0.19	-0.80	0.59	2.52	1.85

HSBC Investor Overseas Equity Fund Class B2	1/6/98	0.52	-0.49	0.64	3.27	2.60

HSBC Investor Overseas Equity Fund Class C3	11/4/98	3.43	-0.48	0.36	3.27	2.60

MSCI EAFE Index[4]	—	8.82	3.79	3.61	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	7.86	2.19	4.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011 for the Overseas Equity Fund.

During the fiscal periods ended October 31, 2007 and 2010, the Portfolio in which the Fund invests, received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*	The Class I Shares are issued by HSBC Investor International Equity Fund, a series of HSBC Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the MSCI EAFE Index (Europe, Australasia, Far East), an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, CIO and Lead Manager, Mid-Cap Team Geoffrey A. Wilson, CFA, Co-CIO and Senior Portfolio Manager
Brian S. Matuszak, CFA, Senior Equity Analyst Andy Y. Mui, CPA, Senior Equity Analyst George L. Sanders II, Senior Equity Research Associate Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants, of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index1. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class I Shares posted a total return of 25.48% and the Class A Shares (without sales charge) returned 25.14% for the 12-month period ended October 31, 2010. That compared to 27.64% and 26.94% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1, respectively.

Portfolio Performance

The period was marked by a strengthening economy, and particularly by a stronger than expected economic rebound in the third quarter of 2010. An increase in merger and acquisition activity, a decline in corporate defaults, and the Federal Reserve Bank’s continued commitment to maintaining low interest rates helped fuel that economic recovery.

Stocks within the Fund performed very well for the 12-month period as a whole, with almost every major sector posting double-digit gains. The lone exception was consumer staples, which gained just 5% during the 12 months through October 2010. The Fund benefited in absolute terms from the strong performance in the stock market.

The technology sector was among the period’s best-performing, and added considerably to the Fund’s performance relative to its benchmark. The Fund’s technology holdings gained more than 54% during the 12-month period, compared to a 33% gain for the benchmark’s technology allocation.*

The Fund lagged the benchmark during the period largely due to stock selection within the industrials, health care, energy and consumer staples sectors. Though the stock selection within these sectors trailed those of the returns of the benchmark, the majority of the Fund’s individual stock holdings performed strongly in absolute terms. The Fund was also underweight in materials stocks, which performed well during the period under review, contributing to the Fund’s underperformance of its benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2010	Inception Date	1 Year*	5 Year	10 Year†	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	18.86	2.95	1.41	2.21	1.35

HSBC Investor Mid-Cap Fund Class B2	7/1/93	20.27	3.24	1.16	2.96	2.10

HSBC Investor Mid-Cap Fund Class C3	7/1/93	23.18	3.23	1.22	2.96	2.10

HSBC Investor Mid-Cap Fund Class I	7/1/93	25.48	4.26	2.16	1.96	1.10

S&P MidCap 400 Index[4]	—	27.64	4.93	6.12	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	26.94	3.87	1.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2009 and 2010, the Fund received monies related to certain nonrecurring litigation settlements which enhanced performance. Without the receipt of this payment, the returns for applicable periods would be lower.

*

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc.’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”), an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers over 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Arthur J. Bauernfeind, Chairman
William A. Muggia, President, CEO and CIO
Matthew W. Strobeck, Partner
Ethan J. Meyers, Partner
Scott R. Emerman, Partner
Westfield Capital Management Company, L.P.

The HSBC Investor Opportunity Fund (the “Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Fund may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index1. The Fund may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economics uncertainty.

Market Commentary

For the 12-month period ended October 31, 2010, the Class I Shares of the HSBC Investor Opportunity Fund (Advisor) produced a 28.60% return, and the Class A Shares of the Fund produced a 27.91% return (without sales charge). The Fund’s benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 28.76% and 26.94%, respectively.

Portfolio Performance

The economy experienced a strong rebound, thanks in part to the Federal Reserve’s decision to maintain historically low interest rates. However, the sustainability of that rebound came into question due to persistent unemployment and other challenging economic indicators. As a result, investors during the first quarter of 2010 began worrying about the possibility of a “double-dip” recession. Investor confidence rebounded later in the period in response to more upbeat economic data, helping to fuel substantial gains in the equity markets for the period as a whole.

The Fund enjoyed strong absolute performance in that environment. The telecommunications sector experienced strong gains, and was the top-performing sector within the Fund’s portfolio. The Fund’s telecommunications holdings consisted of one stock, which surged by 55%.*

Stock selection in the industrial sector helped performance compared to the benchmark. Aerospace and defense, electrical equipment and environmental services stocks all added to the Fund’s strong relative performance. Many of its holdings in the industrials sector experienced robust earnings growth during the period. The Fund also benefited from an underweight position in biotechnology stocks relative to its benchmark, as well as strong performance by two individual biotechnology stocks in the Fund’s portfolio.*

The Fund was hurt by stock selection in the consumer staples sector. The Fund’s worst performing sector, in absolute and relative terms, was the materials sector, in which the Fund’s holdings significantly trailed the materials stocks in the benchmark.*

The Fund’s bottom-up approach to portfolio construction focuses on choosing attractive individual stocks rather than actively managing sector exposures. That said, relative return was hurt by its significantly overweight position to the energy sector, and by an underweight stake in consumer discretionary stocks.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)			Expense Ratio (%)[5]

As of October 31, 2010	Inception Date	1 Year*	5 Year	10 Year	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	21.48	6.75	3.16	2.30	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	23.00	7.04	3.23	3.05	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	26.12	7.06	2.93	3.05	2.40

HSBC Investor Opportunity Fund Class I**	9/3/96	28.60	8.19	4.19	1.02	1.02

Russell 2500™ Growth Index[4]	—	28.76	4.55	1.49	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	26.94	3.87	1.33	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011 for Class A Shares, Class B Shares and Class C Shares.

*

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

**	The Class I Shares are issued by a series of HSBC Advisor Funds Trust also named the HSBC Investor Opportunity Fund.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Jon D. Bosse, CFA, Co-President and CIO
Craig (Chip) O. Bailey, Jr., Managing Director/Portfolio Manager
NWQ Investment Management Company, LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities underappreciated or misperceived by the market. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities.

The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 13.05% (without sales charge) for the Class A Shares and 13.35% for the Class I Shares for the 12-month period ended October 31, 2010. That compared to a 15.71% return for the Russell 1000® Value Index1 and a 14.47% return for the Lipper Large-Cap Core Funds Average1.

Portfolio Performance

The Fund generated positive absolute performance despite tremendous volatility within the U.S. equity markets during the 12 months under review. The Fund’s performance in the first half of the period benefited as the financial markets digested news that the U.S. and global economy continued to improve. However, during the second half of the period, that performance was somewhat muted as concerns mounted over the financial viability of various sovereign nations such as Greece, renewing fears of another global financial crisis.

The Fund’s absolute return was enhanced by all economic sectors with the exception of utilities, where the Fund’s investment in one holding adversely affected absolute performance. The Fund’s largest contributors to performance came from positions within the materials and processing, energy, and financial services sectors. In the materials and processing sector, the Fund benefited from its investments within the gold industry. The Fund was underweight in financials relative to its benchmark, but benefitted from strong stock selection in that sector. Many of the Fund’s investments within this sector performed well due to improving balance sheets and asset credit quality.*

The Fund’s investments in the health care sector were positive on an absolute basis. However, the Fund’s performance in this sector lagged its benchmark. This was mostly due to poor stock selection. Lastly, some of the Fund’s technology sector positions detracted from performance relative to the benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of October 31, 2010

Value of a $10,000 Investment

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of October 31, 2010	Inception Date		1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	7.35	0.42	3.53	1.40	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	8.30	0.71	3.64	2.15	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	11.32	0.70	3.58	2.15	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	13.35	1.70	4.62	1.15	0.95

Russell 1000® Value Index[4]	—		15.71	0.62	3.75[7]	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		14.47	1.48	2.86[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the fiscal periods ended October 31, 2008, 2009 and 2010, the Portfolio in which the Fund invests, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[7]	Return for the period 5/6/04 to 10/31/10.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

Portfolio Composition*
October 31, 2010
(Unaudited)

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Machinery	7.4%

Real Estate Investment Trusts (REITs)	6.6%

Oil, Gas & Consumable Fuels	4.8%

Capital Markets	4.5%

Software	4.5%

IT Services	3.9%

Auto Components	3.8%

Media	3.8%

Chemicals	3.7%

Commercial Banks	3.7%

Semiconductors & Semiconductor Equipment	3.5%

Electric Utilities	3.0%

Health Care Equipment & Supplies	3.0%

Insurance	3.0%

Hotels, Restaurants & Leisure	2.9%

Health Care Providers & Services	2.9%

Specialty Retail	2.9%

Wireless Telecommunication Services	2.5%

Energy Equipment & Services	2.4%

Road & Rail	2.2%

Food Products	2.1%

Aerospace & Defense	1.9%

Containers & Packaging	1.8%

Biotechnology	1.7%

Commercial Services & Supplies	1.5%

Life Sciences Tools & Services	1.5%

Distributors	1.4%

Diversified Financial Services	1.4%

Multi-Utilities	1.4%

Household Durables	1.2%

Household Products	1.2%

Internet Software & Services	1.2%

Metals & Mining	1.2%

Construction & Engineering	1.1%

Professional Services	1.1%

Electrical Equipment	1.0%

Consumer Finance	0.8%

Investment Companies	0.8%

Diversified Consumer Services	0.7%

Total	100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Computers & Peripherals	8.6%

Software	7.1%

IT Services	6.9%

Internet & Catalog Retail	6.5%

Machinery	6.0%

Communications Equipment	5.8%

Capital Markets	5.4%

Internet Software & Services	4.8%

Energy Equipment & Services	4.2%

Diversified Financial Services	3.5%

Road & Rail	3.1%

Aerospace & Defense	2.9%

Pharmaceuticals	2.9%

Metals & Mining	2.8%

Health Care Providers & Services	2.8%

Specialty Retail	2.3%

Hotels, Restaurants & Leisure	2.2%

Oil, Gas & Consumable Fuels	2.0%

Electronic Equipment, Instruments & Components	2.0%

Wireless Telecommunication Services	1.8%

Multiline Retail	1.5%

Construction & Engineering	1.4%

Investment Companies	1.3%

Air Freight & Logistics	1.2%

Semiconductors & Semiconductor Equipment	1.1%

Health Care Technology	1.1%

Personal Products	1.1%

Biotechnology	1.1%

Beverages	1.0%

Food & Staples Retailing	1.0%

Textiles, Apparel & Luxury Goods	1.0%

Chemicals	0.9%

Food Products	0.9%

Health Care Equipment & Supplies	0.8%

Auto Components	0.5%

Media	0.5%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	61.2%

Japan	23.6%

Australia & Far East	8.0%

Canada	4.9%

Other	1.3%

Cash	1.0%

Total	100.0%

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
October 31, 2010 (Unaudited)

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Oil, Gas & Consumable Fuels	9.2%

Semiconductors & Semiconductor Equipment	6.7%

Software	6.0%

Machinery	5.1%

Hotels, Restaurants & Leisure	4.7%

Life Sciences Tools & Services	4.5%

Health Care Equipment & Supplies	3.7%

Auto Components	3.4%

Specialty Retail	3.3%

Health Care Providers & Services	3.2%

Food Products	3.1%

Commercial Services & Supplies	3.0%

Biotechnology	2.9%

Investment Companies	2.9%

Pharmaceuticals	2.5%

Media	2.5%

Containers & Packaging	2.3%

Chemicals	2.3%

Aerospace & Defense	2.2%

Internet Software & Services	2.1%

Wireless Telecommunication Services	2.1%

Textiles, Apparel & Luxury Goods	2.1%

Electrical Equipment	2.1%

Metals & Mining	2.0%

Communications Equipment	2.0%

Real Estate Investment Trusts (REITs)	1.8%

Capital Markets	1.8%

Road & Rail	1.7%

IT Services	1.6%

Diversified Financial Services	1.6%

Household Products	1.5%

Trading Companies & Distributors	1.4%

Energy Equipment & Services	1.3%

Commercial Banks	1.0%

Diversified Consumer Services	0.4%

Total	100.0%

HSBC Investor Value Portfolio

Electrical Equipment	Percentage of Investments at Value

Insurance	16.7%

Oil, Gas & Consumable Fuels	13.0%

Pharmaceuticals	8.5%

Metals & Mining	8.1%

Software	7.1%

Investment Companies	6.5%

Media	6.1%

Communications Equipment	4.7%

Biotechnology	4.3%

Diversified Financial Services	3.8%

Aerospace & Defense	3.7%

Commercial Banks	2.1%

Food & Staples Retailing	2.1%

Tobacco	2.0%

Machinery	1.8%

Road & Rail	1.7%

Commercial Services & Supplies	1.7%

Household Products	1.3%

Energy Equipment & Services	1.3%

Independent Power Producers & Energy Traders	1.3%

Health Care Providers & Services	1.2%

Capital Markets	1.0%

Total	100.0%

*	Portfolio composition is subject to change.

	HSBC INVESTOR FAMILY OF FUNDS	16

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks – 98.4%

	Shares	Value ($)

Aerospace & Defense – 1.9%
Elbit Systems Ltd.	700	37,891
ITT Corp.	3,300	155,727
Precision Castparts Corp.	750	102,435

		296,053

Auto Components – 3.8%
BorgWarner, Inc. (a)	7,050	395,575
Gentex Corp.	9,800	195,804

		591,379

Biotechnology – 1.7%
BioMarin Pharmaceuticals, Inc. (a)	10,150	265,524

Capital Markets – 4.4%
Affiliated Managers Group, Inc. (a)	3,500	299,635
Eaton Vance Corp.	6,775	194,917
TD AMERITRADE Holding Corp. (a)	11,250	192,262

		686,814

Chemicals – 3.7%
Airgas, Inc.	3,400	241,162
LyondellBasell Industries NV, Class A (a)	5,900	158,474
Valspar Corp. (The)	5,300	170,130

		569,766

Commercial Banks – 3.7%
Comerica, Inc.	4,450	159,221
Fifth Third Bancorp	12,750	160,140
FirstMerit Corp.	4,050	69,579
Signature Bank (a)	4,400	185,856

		574,796

Commercial Services & Supplies – 1.5%
Stericycle, Inc. (a)	3,125	224,187

Construction & Engineering – 1.1%
Shaw Group, Inc. (The) (a)	5,600	171,136
URS Corp. (a)	150	5,840

		176,976

Consumer Finance – 0.8%
EZCORP, Inc., Class A (a)	5,900	126,732

Containers & Packaging – 1.8%
Crown Holdings, Inc. (a)	8,800	283,272

Distributors – 1.4%
LKQ Corp. (a)	9,675	210,335

Diversified Consumer Services – 0.7%
New Oriental Education & Technology Group, Inc. ADR (a)	1,050	112,739

Diversified Financial Services – 1.3%
MSCI, Inc., Class A (a)	5,800	207,930

Electric Utilities – 3.0%
ITC Holdings Corp.	2,975	186,265
Northeast Utilities	6,125	191,590
Portland General Electric Co.	4,050	84,645

		462,500

Common Stocks, continued

	Shares	Value ($)

Electrical Equipment – 1.0%
American Superconductor Corp. (a)	4,800	161,520

Energy Equipment & Services – 2.4%
Atwood Oceanics, Inc. (a)	5,750	186,932
Core Laboratories N.V.	2,300	178,871

		365,803

Food Products – 2.0%
J.M. Smucker Co. (The)	2,450	157,486
TreeHouse Foods, Inc. (a)	3,400	158,780

		316,266

Health Care Equipment & Supplies – 3.0%
Haemonetics Corp. (a)	2,800	153,020
Intuitive Surgical, Inc. (a)	250	65,738
ResMed, Inc. (a)	7,650	243,805

		462,563

Health Care Providers & Services – 2.8%
Catalyst Health Solutions, Inc. (a)	4,300	162,755
DaVita, Inc. (a)	2,700	193,725
Laboratory Corp. of America Holdings (a)	1,025	83,353

		439,833

Hotels, Restaurants & Leisure – 2.9%
Chipotle Mexican Grill, Inc., Class A (a)	850	178,678
Choice Hotels International, Inc.	7,000	266,210

		444,888

Household Durables – 1.2%
Tupperware Brands Corp.	4,150	185,962

Household Products – 1.2%
Church & Dwight Co., Inc.	2,750	181,088

Insurance – 3.0%
Axis Capital Holdings Ltd.	2,400	81,624
Lincoln National Corp.	10,400	254,592
Proassurance Corp. (a)	2,300	132,227

		468,443

Internet Software & Services – 1.2%
Akamai Technologies, Inc. (a)	3,700	191,179

IT Services – 3.9%
Cognizant Technology Solutions Corp. (a)	4,925	321,061
Fiserv, Inc. (a)	2,400	130,848
Teradata Corp. (a)	3,750	147,600

		599,509

Life Sciences Tools & Services – 1.5%
Mettler-Toledo International, Inc. (a)	1,725	225,216

Machinery – 7.4%
AGCO Corp. (a)	3,600	152,892
Eaton Corp.	1,350	119,921
Flowserve Corp.	2,650	265,000
Joy Global, Inc.	3,550	251,872
Terex Corp. (a)	8,450	189,702
Valmont Industries, Inc.	2,100	165,585

		1,144,972

17	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value ($)

Media – 3.8%
Cinemark Holdings, Inc.	8,200	143,910
Discovery Communications, Inc., Class C (a)	3,200	124,352
Liberty Media Corp. Capital Group, Series A (a)	2,400	138,096
Liberty Media-Starz, Series A (a)	2,750	180,180

		586,538

Metals & Mining – 1.2%
Compass Minerals International, Inc.	2,250	177,458

Multi-Utilities – 1.3%
NorthWestern Corp.	7,000	208,390

Oil, Gas & Consumable Fuels – 4.8%
Atlas Energy, Inc. (a)	6,512	189,629
Denbury Resources, Inc. (a)	9,100	154,882
EQT Corp.	4,925	184,392
SandRidge Energy, Inc. (a)	16,125	88,204
Southwestern Energy Co. (a)	3,500	118,475

		735,582

Professional Services – 1.1%
IHS, Inc., Class A (a)	2,250	162,540

Real Estate Investment Trusts (REITs) – 6.5%
Annaly Capital Management, Inc.	9,500	168,245
Corporate Office Properties Trust	3,350	118,891
Digital Realty Trust, Inc.	4,000	238,920
Essex Property Trust, Inc.	1,500	169,440
Macerich Co. (The)	7,000	312,270

		1,007,766

Road & Rail – 2.2%
Kansas City Southern (a)	7,750	339,605

Semiconductors & Semiconductor Equipment – 3.5%
ARM Holdings plc ADR	10,400	183,872
Cree, Inc. (a)	3,300	169,257
Microchip Technology, Inc.	5,800	186,644

		539,773

Software – 4.4%
Check Point Software Technologies Ltd. (a)	3,150	134,663
FactSet Research Systems, Inc.	1,250	109,725
MICROS Systems, Inc. (a)	4,600	208,794
Solera Holdings, Inc.	4,850	233,042

		686,224

Specialty Retail – 2.8%
Aeropostale, Inc. (a)	7,100	173,098
O’Reilly Automotive, Inc. (a)	1,600	93,600
Tiffany & Co.	3,250	172,250

		438,948

Wireless Telecommunication Services – 2.5%
American Tower Corp., Class A (a)	4,750	245,147
NII Holdings, Inc. (a)	3,400	142,154

		387,301

Common Stocks, continued

	Shares	Value ($)

TOTAL COMMON STOCKS (COST $11,781,379)		15,246,370

Investment Companies – 0.8%

Midcap SPDR Trust Series 1	760	114,403
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (b)	10,253	10,253

TOTAL INVESTMENT COMPANIES (COST $109,379)		124,656

TOTAL INVESTMENTS (COST $11,890,758) — 99.2%		15,371,026

Percentages indicated are based on net assets of $15,491,456.

ADR  — American Depositary Receipt
plc      — Public Limited Company
SPDR — Standard & Poor’s Depositary Receipt

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2010

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$67,292,333	$12,887,941	$—	$12,315,145	$117,127,395
Investments in non-affiliates, at value	—	—	15,371,026	—	—
Dividends receivable	—	—	1,502	—	—
Receivable for capital shares issued	289,859	79,289	9,460	585	92,862
Receivable for investments sold	—	—	197,373	—	—
Reclaims receivable	—	799,263	—	—	—
Receivable from Custodian	—	33,809	—	—	—
Receivable from Investment Adviser	5,216	25,122	10,475	1,900	—
Prepaid expenses and other assets	18,834	6,572	7,509	8,160	3,884

Total Assets	67,606,242	13,831,996	15,597,345	12,325,790	117,224,141

Liabilities:
Payable for investments purchased	—	—	29,866	—	—
Payable for capital shares redeemed	235,234	53,882	45,922	26,005	98,320
Accrued expenses and other liabilities:
Investment Management	—	—	10,021	—	—
Administration	1,177	218	558	213	2,033
Distribution	901	—	650	629	—
Shareholder Servicing	3,871	—	1,337	2,547	—
Compliance Services	1	1	—	1	3
Accounting	—	—	19	—	—
Custodian	—	—	1,672	—	—
Transfer Agent	13,885	6,418	10,621	10,215	7,745
Trustee	116	—	74	23	208
Other	27,956	4,392	5,149	5,072	51,500

Total Liabilities	283,141	64,911	105,889	44,705	159,809

Net Assets	$67,323,101	$13,767,085	$15,491,456	$12,281,085	$117,064,332

Composition of Net Assets:
Capital	$61,307,396	$82,478,566	$14,656,081	$10,766,135	$101,357,545
Accumulated net investment income (loss)	—	2,214,566	—	—	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(6,809,360)	(71,530,484)	(2,644,893)	(78,181)	561,853
Unrealized appreciation/depreciation from investments and foreign currencies	12,825,065	604,437	3,480,268	1,593,131	15,144,934

Net Assets	$67,323,101	$13,767,085	$15,491,456	$12,281,085	$117,064,332

Net Assets:
Class A Shares	$16,452,181	$—	$5,126,211	$11,281,556	$—
Class B Shares	1,212,547	—	975,557	658,383	—
Class C Shares	184,305	—	21,269	341,146	—
Class I Shares	49,474,068	13,767,085	9,368,419	—	117,064,332

Total	$67,323,101	$13,767,085	$15,491,456	$12,281,085	$117,064,332

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):

Class A Shares	1,095,554	—	722,314	1,166,915	—
Class B Shares	87,873	—	153,690	81,405	—
Class C Shares	13,273	—	3,313	41,364	—
Class I Shares	3,256,705	1,084,736	1,281,459	—	9,170,664

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$15.02	$—	$7.10	$9.67	$—
Class B Shares*	$13.80	$—	$6.35	$8.09	$—
Class C Shares*	$13.89	$—	$6.42	$8.25	$—
Class I Shares	$15.19	$12.69	$7.31	$—	$12.77
Maximum Sales Charge – Class A Shares	5.00%	—%	5.00%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/ (100%-maximum sales charge)) – Class A Shares	$15.81	$—	$7.47	$10.18	$—

Total Investments, at cost			$11,890,758

*	Redemption Price per share varies by length of time shares are held.

19	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2010 (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,103,648	$32,404,763
Receivable for capital shares issued	36,328	204,390
Reclaims receivable	47,482	—
Receivable from Custodian	1,470	—
Receivable from Investment Adviser	5,755	5,321
Prepaid expenses and other assets	8,371	11,078

Total Assets	6,203,054	32,625,552

Liabilities:
Payable for capital shares redeemed	8,880	164,232
Accrued expenses and other liabilities:
Administration	109	573
Distribution	418	212
Shareholder Servicing	1,316	2,773
Compliance Service	3	67
Transfer Agent	8,007	10,981
Trustee	9	58
Other	2,144	15,360

Total Liabilities	20,886	194,256

Net Assets	$6,182,168	$32,431,296

Composition of Net Assets:
Capital	6,948,236	37,130,051
Accumulated net investment income	176,079	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,155,275)	(5,592,847)
Unrealized appreciation/depreciation from investments and foreign currencies	213,128	894,092

Net Assets	$6,182,168	$32,431,296

Net Assets:
Class A Shares	$5,540,796	$12,084,812
Class B Shares	585,484	249,628
Class C Shares	55,888	79,072
Class I Shares	—	20,017,784

Total	$6,182,168	$32,431,296

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,306,290	1,016,074
Class B Shares	157,812	22,059
Class C Shares	13,901	6,940
Class I Shares	—	1,685,948

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$4.24	$11.89
Class B Shares*	$3.71	$11.32
Class C Shares*	$4.02	$11.39
Class I Shares	$—	$11.87
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$4.46	$12.52

*	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	20

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2010

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$191,404	$—	$—
Investment Income from Affiliated Portfolios (a)	392,229	4,384,985	—	63,139	590,383
Tax reclaims from Affiliated Portfolios (a)	—	186,402	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	—	(610,900)	—	(2)	3
Expenses from Affiliated Portfolios (a)	(416,011)	(1,059,082)	—	(103,862)	(969,564)
Other Income (b)	10,161	8,062	5,436	796	10,753

Total Investment Income (Loss)	(13,621)	2,909,467	196,840	(39,929)	(368,425)

Expenses:
Investment Management	—	—	119,088	—	—
Administration:
Class A Shares	3,233	—	1,981	2,147	—
Class B Shares	318	—	509	160	—
Class C Shares	30	—	6	62	—
Class I Shares	8,848	25,490	3,939	—	22,137
Distribution:
Class B Shares	11,713	—	9,387	5,880	—
Class C Shares	1,125	—	119	2,293	—
Shareholder Servicing:
Class A Shares	39,671	—	12,192	21,629	—
Class B Shares	3,904	—	3,129	1,960	—
Class C Shares	375	—	40	764	—
Accounting	24,000	8,999	57,575	19,000	9,000
Compliance Services	270	597	154	53	486
Transfer Agent	82,344	37,113	63,685	60,484	47,353
Trustee	939	2,021	544	181	1,674
Other	68,849	3,258	34,425	31,453	56,485

Total expenses before fee reductions	245,619	77,478	306,773	146,066	137,135
Fees contractually reduced by Investment Advisor	(22,001)	—	(107,107)	(49,041)	—
Fees voluntarily reduced by Investment Adviser	—	(39,043)	—	(11,678)	—

Net Expenses	223,618	38,435	199,666	85,347	137,135

Net Investment Income (Loss)	(237,239)	2,871,032	(2,826)	(125,276)	(505,560)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	2,754,614	(23,700,569)	1,035,360	1,493,153	13,711,938
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,698,898	10,508,917	2,307,361	1,480,059	14,318,171

Net realized/unrealized gains from investments and foreign currency transactions	11,453,512	(13,191,652)	3,342,721	2,973,212	28,030,109

Change In Net Assets Resulting From Operations	$11,216,273	$(10,320,620)	$3,339,895	$2,847,936	$27,524,549

(a)	Represents amounts allocated from the respective Affiliated Portfolios, where applicable.

(b)	See Note 7 in the Notes to Financial Statements.

21	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2010 (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$193,874	$485,348
Tax reclaims from Affiliated Portfolios (a)	4,469	—
Foreign tax withholding from Affiliated Portfolios (a)	(25,028)	(3,372)
Expenses from Affiliated Portfolios (a)	(59,877)	(209,522)
Other Income (b)	453	3,669

Total Investment Income (Loss)	113,891	276,123

Expenses:
Administration:
Class A Shares	1,105	2,492
Class B Shares	147	68
Class C Shares	11	15
Class I Shares	—	3,762
Distribution:
Class B Shares	5,421	2,484
Class C Shares	410	568
Shareholder Servicing:
Class A Shares	13,612	30,470
Class B Shares	1,807	828
Class C Shares	137	189
Accounting	19,000	24,001
Compliance Service	27	151
Transfer Agent	46,911	62,934
Trustee	95	484
Other	25,973	39,036

Total expenses before fee reductions	114,656	167,482
Fees contractually reduced by Investment Adviser	(53,391)	(45,129)
Fees voluntarily reduced by Investment Adviser	(9,349)	—

Net Expenses	51,916	122,353

Net Investment Income (Loss)	61,975	153,770

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	(292,078)	222,525
Change in unrealized appreciation/depreciation from investments and foreign currencies	543,769	3,453,894

Net realized/unrealized gains from investments and foreign currency transactions	251,691	3,676,419

Change In Net Assets Resulting From Operations	$313,666	$3,830,189

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

(b)	See Note 7 in the Notes to Financial Statements.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	22

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Growth Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:

Operations:
Net investment income (loss)	$(237,239)	$(106,102)
Net realized gains (losses) from investments transactions	2,754,614	(9,717,237)
Change in unrealized appreciation/depreciation from investments and foreign currencies	8,698,898	18,612,853

Change in net assets resulting from operations	11,216,273	8,789,514

Change in net assets resulting from capital transactions	(1,368,340)	(10,272,668)

Change in net assets	9,847,933	(1,483,154)

Net Assets:
Beginning of period	57,475,168	58,958,322

End of period	$67,323,101	$57,475,168

Accumulated net investment income (loss)	$—	$—

23	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,474,696	$1,225,814
Value of shares redeemed	(3,830,531)	(5,063,199)

Class A Shares capital transactions	(2,355,835)	(3,837,385)

Class B Shares:
Proceeds from shares issued	45,443	66,339
Value of shares redeemed	(1,185,170)	(1,164,836)

Class B Shares capital transactions	(1,139,727)	(1,098,497)

Class C Shares:
Proceeds from shares issued	37,690	36,704
Value of shares redeemed	(672)	(5,976)

Class C Shares capital transactions	37,018	30,728

Class I Shares:
Proceeds from shares issued	9,912,289	4,547,877
Value of shares redeemed	(7,822,085)	(9,915,391)

Class I Shares capital transactions	2,090,204	(5,367,514)

Change in net assets resulting from capital transactions	$(1,368,340)	$(10,272,668)

SHARE TRANSACTIONS:
Class A Shares:
Issued	105,581	112,735
Redeemed	(278,015)	(472,708)

Change in Class A Shares	(172,434)	(359,973)

Class B Shares:
Issued	3,490	6,818
Redeemed	(93,088)	(117,668)

Change in Class B Shares	(89,598)	(110,850)

Class C Shares:
Issued	3,029	3,677
Redeemed	(54)	(631)

Change in Class C Shares	2,975	3,046

Class I Shares:
Issued	705,610	418,087
Redeemed	(563,535)	(961,622)

Change in Class I Shares	142,075	(543,535)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$2,871,032	$3,354,935	$(2,826)	$37,965
Net realized gains (losses) from investments transactions	(23,700,569)	(59,981,220)	1,035,360	(3,509,959)
Change in unrealized appreciation/depreciation from investments and foreign currencies	10,508,917	90,089,864	2,307,361	5,026,011

Change in net assets resulting from operations	(10,320,620)	33,463,579	3,339,895	1,554,017

Dividends:
Net investment income:
Class A Shares	—	—	(5,190)	—
Class I Shares	(2,826,752)	(7,354,738)	(32,776)	—
Net realized gains:
Class A Shares	—	—	—	(294,264)
Class B Shares	—	—	—	(174,161)
Class C Shares	—	—	—	(1,041)
Class I Shares	—	(8,461,420)	—	(681,038)

Change in net assets resulting from shareholder dividends	(2,826,752)	(15,816,158)	(37,966)	(1,150,504)

Change in net assets resulting from capital transactions	(153,327,685)	1,541,373	(1,014,778)	(3,850,002)

Change in net assets	(166,475,057)	19,188,794	2,287,151	(3,446,489)

Net Assets:
Beginning of period	180,242,142	161,053,348	13,204,305	16,650,794

End of period	$13,767,085	$180,242,142	$15,491,456	$13,204,305

Accumulated net investment income (loss)	$2,214,566	$2,365,154	$—	$37,965

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$766,866	$566,784
Dividends reinvested	—	—	5,110	290,977
Value of shares redeemed	—	—	(899,336)	(541,791)

Class A Shares capital transactions	—	—	(127,360)	315,970

Class B Shares:
Proceeds from shares issued	—	—	40,946	82,819
Dividends reinvested	—	—	—	169,310
Value of shares redeemed	—	—	(923,255)	(686,734)

Class B Shares capital transactions	—	—	(882,309)	(434,605)

Class C Shares:
Proceeds from shares issued	—	—	4,998	11
Dividends reinvested	—	—	—	1,041
Value of shares redeemed	—	—	—	(508)

Class C Shares capital transactions	—	—	4,998	544

Class I Shares:
Proceeds from shares issued	17,089,243	26,914,666	3,806,298	341,422
Dividends reinvested	2,134,231	11,845,280	21,153	462,791
Value of shares redeemed	(172,551,159)	(37,218,573)	(3,837,558)	(4,536,124)

Class I Shares capital transactions	(153,327,685)	1,541,373	(10,107)	(3,731,911)

Change in net assets resulting from capital transactions	$(153,327,685)	$1,541,373	$(1,014,778)	$(3,850,002)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	120,715	116,639
Reinvested	—	—	829	65,535
Redeemed	—	—	(136,224)	(111,962)

Change in Class A Shares	—	—	(14,680)	70,212

Class B Shares:
Issued	—	—	6,986	18,945
Reinvested	—	—	—	42,117
Redeemed	—	—	(161,076)	(154,800)

Change in Class B Shares	—	—	(154,090)	(93,738)

Class C Shares:
Issued	—	—	836	—
Reinvested	—	—	—	256
Redeemed	—	—	—	(138)

Change in Class C Shares	—	—	836	118

Class I Shares:
Issued	1,420,299	2,374,315	577,349	70,062
Reinvested	173,656	1,323,495	3,342	101,267
Redeemed	(15,335,841)	(3,874,180)	(568,717)	(911,670)

Change in Class I Shares	(13,741,886)	(176,370)	11,974	(740,341)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(125,276)	$(112,648)	$(505,560)	$(434,015)
Net realized gains (losses) from investments transactions	1,493,153	(1,474,598)	13,711,938	(12,341,854)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,480,059	2,899,270	14,318,171	24,564,409

Change in net assets resulting from operations	2,847,936	1,312,024	27,524,549	11,788,540

Dividends:
Net realized gains:
Class A Shares	—	(539,992)	—	—
Class B Shares	—	(107,053)	—	—
Class C Shares	—	(13,420)	—	—
Class I Shares	—	—	—	(2,746,629)

Change in net assets resulting from shareholder dividends	—	(660,465)	—	(2,746,629)

Change in net assets resulting from capital transactions	(1,603,281)	(981,801)	(10,745,516)	(6,597,185)

Change in net assets	1,244,655	(330,242)	16,779,033	2,444,726

Net Assets:
Beginning of period	11,036,430	11,366,672	100,285,299	97,840,573

End of period	$12,281,085	$11,036,430	$117,064,332	$100,285,299

Accumulated net investment income (loss)	$—	$—	$—	$—

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$958,979	$1,180,248	$—	$—
Dividends reinvested	—	537,467	—	—
Value of shares redeemed	(1,934,533)	(2,263,523)	—	—

Class A Shares capital transactions	(975,554)	(545,808)	—	—

Class B Shares:
Proceeds from shares issued	64,053	66,965	—	—
Dividends reinvested	—	106,455	—	—
Value of shares redeemed	(692,276)	(667,369)	—	—

Class B Shares capital transactions	(628,223)	(493,949)	—	—

Class C Shares:
Proceeds from shares issued	15,200	54,586	—	—
Dividends reinvested	—	13,420	—	—
Value of shares redeemed	(14,704)	(10,050)	—	—

Class C Shares capital transactions	496	57,956	—	—

Class I Shares:
Proceeds from shares issued	—	—	15,064,090	9,048,783
Dividends reinvested	—	—	—	2,020,969
Value of shares redeemed	—	—	(25,809,606)	(17,666,937)

Class I Shares capital transactions	—	—	(10,745,516)	(6,597,185)

Change in net assets resulting from capital transactions	$(1,603,281)	$(981,801)	$(10,745,516)	$(6,597,185)

SHARE TRANSACTIONS:
Class A Shares:
Issued	111,213	173,171	—	—
Reinvested	—	95,805	—	—
Redeemed	(226,379)	(340,092)	—	—

Change in Class A Shares	(115,166)	(71,116)	—	—

Class B Shares:
Issued	8,548	12,358	—	—
Reinvested	—	22,363	—	—
Redeemed	(97,089)	(123,288)	—	—

Change in Class B Shares	(88,541)	(88,567)	—	—

Class C Shares:
Issued	2,110	9,847	—	—
Reinvested	—	2,768	—	—
Redeemed	(1,877)	(1,959)	—	—

Change in Class C Shares	233	10,656	—	—

Class I Shares:
Issued	—	—	1,318,081	1,063,736
Reinvested	—	—	—	275,712
Redeemed	—	—	(2,249,632)	(2,220,201)

Change in Class I Shares	—	—	(931,551)	(880,753)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	28

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$61,975	$96,154	$153,770	$294,429
Net realized gains (losses) from investments transactions	(292,078)	(2,354,316)	222,525	(1,353,212)
Change in unrealized appreciation/depreciation from investments and foreign currencies	543,769	3,553,124	3,453,894	5,610,790

Change in net assets resulting from operations	313,666	1,294,962	3,830,189	4,552,007

Dividends:
Net investment income:
Class A Shares	(97,964)	(374,072)	(47,448)	(155,138)
Class B Shares	(10,236)	(62,669)	—	(2,255)
Class C Shares	(616)	(2,972)	—	(298)
Class I Shares	—	—	(115,714)	(232,742)
Net realized gains:
Class A Shares	—	(2,912,698)	—	—
Class B Shares	—	(617,230)	—	—
Class C Shares	—	(28,817)	—	—

Change in net assets resulting from shareholder dividends	(108,816)	(3,998,458)	(163,162)	(390,433)

Change in net assets resulting from capital transactions	(981,210)	1,710,202	(1,252,262)	(7,588,940)

Change in net assets	(776,360)	(993,294)	2,414,765	(3,427,366)

Net Assets:
Beginning of period	6,958,528	7,951,822	30,016,531	33,443,897

End of period	$6,182,168	$6,958,528	$32,431,296	$30,016,531

Accumulated net investment income (loss)	$176,079	$108,816	$—	$14,848

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$583,913	$405,226	$710,206	$493,761
Dividends reinvested	97,142	3,262,709	47,084	154,141
Value of shares redeemed	(1,265,995)	(2,210,404)	(2,905,337)	(4,681,860)

Class A Shares capital transactions	(584,940)	1,457,531	(2,148,047)	(4,033,958)

Class B Shares:
Proceeds from shares issued	18,410	33,259	9,750	13,994
Dividends reinvested	10,191	667,369	—	2,250
Value of shares redeemed	(421,250)	(468,176)	(270,952)	(336,758)

Class B Shares capital transactions	(392,649)	232,452	(261,202)	(320,514)

Class C Shares:
Proceeds from shares issued	—	—	110	—
Dividends reinvested	616	31,789	—	298
Value of shares redeemed	(4,237)	(11,570)	(850)	(5,546)

Class C Shares capital transactions	(3,621)	20,219	(740)	(5,248)

Class I Shares:
Proceeds from shares issued	—	—	4,792,318	2,374,352
Dividends reinvested	—	—	104,270	209,767
Value of shares redeemed	—	—	(3,738,861)	(5,813,339)

Class I Shares capital transactions	—	—	1,157,727	(3,229,220)

Change in net assets resulting from capital transactions	$(981,210)	$1,710,202	$(1,252,262)	$(7,588,940)

SHARE TRANSACTIONS:
Class A Shares:
Issued	145,520	108,012	60,743	53,511
Reinvested	23,521	1,049,103	4,327	17,816
Redeemed	(312,739)	(553,300)	(255,968)	(529,179)

Change in Class A Shares	(143,698)	603,815	(190,898)	(457,852)

Class B Shares:
Issued	5,508	8,391	870	1,659
Reinvested	2,807	243,565	—	274
Redeemed	(118,364)	(153,763)	(25,045)	(39,815)

Change in Class B Shares	(110,049)	98,193	(24,175)	(37,882)

Class C Shares:
Reinvested	156	10,703	—	36
Redeemed	(1,132)	(3,505)	(80)	(751)

Change in Class C Shares	(976)	7,198	(80)	(715)

Class I Shares:
Issued	—	—	418,459	249,723
Reinvested	—	—	9,616	24,319
Redeemed	—	—	(330,213)	(677,423)

Change in Class I Shares	—	—	97,862	(403,381)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	30

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)	$14.86
Year Ended October 31, 2007	14.86	—	*(e)	4.23	4.23	(0.01)	(1.13)	(1.14)	17.95
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)	10.55
Year Ended October 31, 2009	10.55	(0.04	)*	2.03	1.99	—	—	—	12.54
Year Ended October 31, 2010	12.54	(0.07	)*	2.55	2.48	—	—	—	15.02

CLASS B SHARES
Year Ended October 31, 2006	$13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)	$14.17
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)	16.92
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)	9.85
Year Ended October 31, 2009	9.85	(0.10	)*	1.85	1.75	—	—	—	11.60
Year Ended October 31, 2010	11.60	(0.16	)*	2.36	2.20	—	—	—	13.80

CLASS C SHARES
Year Ended October 31, 2006	$13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)	$14.24
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)	17.02
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)	9.91
Year Ended October 31, 2009	9.91	(0.12	)*	1.89	1.77	—	—	—	11.68
Year Ended October 31, 2010	11.68	(0.17	)*	2.38	2.21	—	—	—	13.89

CLASS I SHARES
Year Ended October 31, 2006	$14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)	$14.90
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)	18.02
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)	10.62
Year Ended October 31, 2009	10.62	(0.01	)*	2.04	2.03	—	—	—	12.65
Year Ended October 31, 2010	12.65	(0.04	)*	2.58	2.54	—	—	—	15.19

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	6.92%		$21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	30.45	%(f)	30,858	1.11	%(f)	(0.03	)%(f)	1.22%	57.04%
Year Ended October 31, 2008	(38.23	)%(g)	17,180	1.20%		(0.36)%		1.22%	157.87%
Year Ended October 31, 2009	18.86	%(h)	15,896	1.20%		(0.33)%		1.31%	65.67%
Year Ended October 31, 2010	19.78	%(i)(j)	16,452	1.20%		(0.54	)%(j)	1.23%	89.14%

CLASS B SHARES
Year Ended October 31, 2006	6.16%		$1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	29.43	%(f)	1,630	1.86	%(f)	(0.78	)%(f)	1.98%	57.04%
Year Ended October 31, 2008	(38.62	)%(g)	2,839	1.95%		(1.20)%		1.96%	157.87%
Year Ended October 31, 2009	17.87	%(h)	2,059	1.95%		(1.06)%		2.06%	65.67%
Year Ended October 31, 2010	18.97	%(i)(j)	1,213	1.95%		(1.28	)%(j)	1.98%	89.14%

CLASS C SHARES
Year Ended October 31, 2006	6.13%		$270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	29.49	%(f)	98	1.86	%(f)	(0.79	)%(f)	1.96%	57.04%
Year Ended October 31, 2008	(38.63	)%(g)	72	1.95%		(1.13)%		1.97%	157.87%
Year Ended October 31, 2009	17.86	%(h)	120	1.95%		(1.12)%		2.05%	65.67%
Year Ended October 31, 2010	18.92	%(i)(j)	184	1.95%		(1.30	)%(j)	1.99%	89.14%

CLASS I SHARES
Year Ended October 31, 2006	7.21%		$15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	30.73	%(f)	30,295	0.87	%(f)	0.20	%(f)	0.96%	57.04%
Year Ended October 31, 2008	(38.07	)%(g)	38,868	0.95%		(0.16)%		0.97%	157.87%
Year Ended October 31, 2009	19.11	%(h)	39,400	0.95%		(0.08)%		1.06%	65.67%
Year Ended October 31, 2010	20.08	%(i)(j)	49,474	0.95%		(0.30	)%(j)	0.99%	89.14%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)	Represents less than $0.005 or $(0.005).

(f)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19%, and 0.19%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.50%, 0.54%, 0.53%, and 0.49%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.17%, 0.17%, 0.17% and 0.17% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares.

(j)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISORS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2006	$17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)	$22.10
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)	24.90
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)	10.73
Year Ended October 31, 2009	10.73	0.28	2.31	2.59	(0.54)	(0.62)	(1.16)	12.16
Year Ended October 31, 2010	12.16	2.25	(1.53)	0.72	(0.19)	—	(0.19)	12.69

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS I SHARES
Year Ended October 31, 2006	32.70%		$ 283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	25.41	%(e)(f)	385,717	0.87	%(e)	2.15	%(e)	0.89%	26.08%
Year Ended October 31, 2008	(51.92)%		161,053	0.84%		2.69%		0.84%	28.98%
Year Ended October 31, 2009	27.90%		180,242	0.97%		2.27%		0.97%	58.31%
Year Ended October 31, 2010	5.99	%(g)(h)	13,767	0.87%		2.27	%(h)	0.90%	63.35%

(a)

The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02% for Class I Shares.

(f)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18% for Class I Shares.

(g)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact of the total return was 0.32% for Class I Shares.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc.(See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and total return was 0.01% and 0.06%, respectively, for Class I Shares.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$9.87	—	*(d)	1.19	1.19	—	(2.18)	(2.18)	$8.88
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	—	(0.62)	(0.62)	10.81
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	—	(1.23)	(1.23)	5.38
Year Ended October 31, 2009	5.38	0.01	*	0.73	0.74	—	(0.44)	(0.44)	5.68
Year Ended October 31, 2010	5.68	(0.01	)*	1.44	1.43	(0.01)	—	(0.01)	7.10

CLASS B SHARES
Year Ended October 31, 2006	$9.48	(0.06	)*	1.13	1.07	—	(2.18)	(2.18)	$8.37
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	—	(0.62)	(0.62)	10.07
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	—	(1.23)	(1.23)	4.92
Year Ended October 31, 2009	4.92	(0.02	)*	0.65	0.63	—	(0.44)	(0.44)	5.11
Year Ended October 31, 2010	5.11	(0.05	)*	1.29	1.24	—	—	—	6.35

CLASS C SHARES
Year Ended October 31, 2006	$9.54	(0.06	)*	1.15	1.09	—	(2.18)	(2.18)	$8.45
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	—	(0.62)	(0.62)	10.16
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	—	(1.23)	(1.23)	4.97
Year Ended October 31, 2009	4.97	(0.02	)*	0.66	0.64	—	(0.44)	(0.44)	5.17
Year Ended October 31, 2010	5.17	(0.05	)*	1.30	1.25	—	—	—	6.42

CLASS I SHARES
Year Ended October 31, 2006	$9.98	0.03	*	1.20	1.23	—	(2.18)	(2.18)	$9.03
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	—	(0.62)	(0.62)	11.03
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	—	(1.23)	(1.23)	5.51
Year Ended October 31, 2009	5.51	0.03	*	0.75	0.78	—	(0.44)	(0.44)	5.85
Year Ended October 31, 2010	5.85	0.01	*	1.48	1.49	(0.03)	—	(0.03)	7.31

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2006	13.66%		$3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	30.51	%(e)	5,897	1.19	%(e)	(0.45	)%(e)	1.70%	66.16%
Year Ended October 31, 2008	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%
Year Ended October 31, 2009	16.07	%(f)	4,186	1.35%		0.22%		2.17%	46.49%
Year Ended October 31, 2010	25.14	%(g)(h)	5,126	1.35%		(0.11	)%(h)	2.03%	71.38%

CLASS B SHARES
Year Ended October 31, 2006	12.78%		$7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.56	%(e)	6,285	1.92	%(e)	(1.15	)%(e)	2.48%	66.16%
Year Ended October 31, 2008	(43.97)%		1,975	2.09%		(1.15)%		2.51%	64.65%
Year Ended October 31, 2009	15.26	%(f)	1,574	2.10%		(0.48)%		2.94%	46.49%
Year Ended October 31, 2010	24.27	%(g)(h)	976	2.10%		(0.83	)%(h)	2.77%	71.38%

CLASS C SHARES
Year Ended October 31, 2006	12.93%		$95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	29.40	%(e)	79	1.93	%(e)	(1.16	)%(e)	2.46%	66.16%
Year Ended October 31, 2008	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%
Year Ended October 31, 2009	15.30	%(f)	13	2.10%		(0.53)%		2.91%	46.49%
Year Ended October 31, 2010	24.18	%(g)(h)	21	2.10%		(0.86)	%(h)	2.79%	71.38%

CLASS I SHARES
Year Ended October 31, 2006	13.97%		$17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	30.80	%(e)	20,671	0.93	%(e)	(0.19)	%(e)	1.47%	66.16%
Year Ended October 31, 2008	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%
Year Ended October 31, 2009	16.42	%(f)	7,432	1.10%		0.51%		1.95%	46.49%
Year Ended October 31, 2010	25.48	%(g)(h)	9,368	1.10%		0.14	%(h)	1.77%	71.38%

*	Calculated based on average shares outstanding.

(a)	Total return calculations do not include any sales or redemption charges.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)	Represents less than $0.005 or $(0.005).

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.10%, 0.10%, 0.10%, and 0.09%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(f)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.04%, 0.04%, 0.04%, and 0.04%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.24%, 0.24%, 0.24% and 0.24% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively. The corresponding impact to the total return was less than 0.005%.

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)	$14.29
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)	16.41
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)	7.09
Year Ended October 31, 2009	7.09	(0.07	)*	0.97	0.90	(0.43)	(0.43)	7.56
Year Ended October 31, 2010	7.56	(0.09	)*	2.20	2.11	—	—	9.67

CLASS B SHARES
Year Ended October 31, 2006	$11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)	$13.25
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)	14.94
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)	6.10
Year Ended October 31, 2009	6.10	(0.10	)*	0.80	0.70	(0.43)	(0.43)	6.37
Year Ended October 31, 2010	6.37	(0.13	)*	1.85	1.72	—	—	8.09

CLASS C SHARES
Year Ended October 31, 2006	$11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)	$13.38
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)	15.11
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)	6.21
Year Ended October 31, 2009	6.21	(0.10	)*	0.81	0.71	(0.43)	(0.43)	6.49
Year Ended October 31, 2010	6.49	(0.13	)*	1.89	1.76	—	—	8.25

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	18.81%		$24,463	1.55%		(1.04)%		1.70%	60.83%
Year Ended October 31, 2007	30.28	%(e)	15,057	1.52	%(e)	(1.13	)%(e)	1.77%	69.41%
Year Ended October 31, 2008	(35.84)%		9,600	1.55%		(1.13)%		1.82%	80.42%
Year Ended October 31, 2009	14.85%		9,687	1.55%		(1.02)%		2.30%	64.91%
Year Ended October 31, 2010	27.91	%(f)(g)	11,282	1.55%		(1.00	)%(g)	2.07%	67.62%

CLASS B SHARES
Year Ended October 31, 2006	17.91%		$4,768	2.30%		(1.79)%		2.45%	60.83%
Year Ended October 31, 2007	29.30	%(e)	4,928	2.26	%(e)	(1.91	)%(e)	2.52%	69.41%
Year Ended October 31, 2008	(36.30)%		1,578	2.29%		(1.88)%		2.58%	80.42%
Year Ended October 31, 2009	13.92%		1,082	2.30%		(1.77)%		3.10%	64.91%
Year Ended October 31, 2010	27.00	%(f)(g)	658	2.30%		(1.78	)%(g)	2.86%	67.62%

CLASS C SHARES
Year Ended October 31, 2006	17.92%		$299	2.30%		(1.78)%		2.45%	60.83%
Year Ended October 31, 2007	29.32	%(e)	334	2.27	%(e)	(1.91	)%(e)	2.50%	69.41%
Year Ended October 31, 2008	(36.27)%		189	2.30%		(1.88)%		2.58%	80.42%
Year Ended October 31, 2009	13.83%		267	2.30%		(1.78)%		3.08%	64.91%
Year Ended October 31, 2010	27.12	%(f)(g)	341	2.30%		(1.75	)%(g)	2.86%	67.62%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.04%, and 0.03%, for Class A Shares, Class B Shares, and Class C Shares, respectively.

(f)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2006	$14.94	(0.09)	2.93	2.84	(0.50)	(0.50)	$17.28
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	18.94
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)	8.91
Year Ended October 31, 2009	8.91	(0.04)	1.32	1.28	(0.26)	(0.26)	9.93
Year Ended October 31, 2010	9.93	(0.06)	2.90	2.84	—	—	12.77

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS I SHARES
Year Ended October 31, 2006	19.40%		$192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	29.42	%(e)	176,593	0.96	%(e)	(0.60	)%(e)	1.03%	69.41%
Year Ended October 31, 2008	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Year Ended October 31, 2009	15.47%		100,285	1.02%		(0.50)%		1.02%	64.91%
Year Ended October 31, 2010	28.60	%(f)(g)	117,064	1.01%		(0.46	)%(g)	1.01%	67.62%

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.07% for the Class I Shares.

(f)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15% for Class I Shares.

(g)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01% for the Class I Shares.

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)	$18.85
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)	20.48
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)	7.85
Year Ended October 31, 2009	7.85	0.06	*	0.47	0.53	(0.49)	(3.79)	(4.28)	4.10
Year Ended October 31, 2010	4.10	0.04	*	0.17	0.21	(0.07)	—	(0.07)	4.24

CLASS B SHARES
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)	$18.00
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)	19.42
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)	7.36
Year Ended October 31, 2009	7.36	0.03	*	0.37	0.40	(0.38)	(3.79)	(4.17)	3.59
Year Ended October 31, 2010	3.59	0.01	*	0.15	0.16	(0.04)	—	(0.04)	3.71

CLASS C SHARES
Year Ended October 31, 2006	$15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)	$18.37
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)	19.94
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)	7.61
Year Ended October 31, 2009	7.61	0.03	*	0.43	0.46	(0.39)	(3.79)	(4.18)	3.89
Year Ended October 31, 2010	3.89	0.01	*	0.16	0.17	(0.04)	—	(0.04)	4.02

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	31.85%		$22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	24.19	%(e)	16,078	1.62	%(e)	1.15	%(e)	1.64%	26.08%
Year Ended October 31, 2008	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Year Ended October 31, 2009	23.99%		5,939	1.70%		1.56%		2.52%	58.31%
Year Ended October 31, 2010	5.17	%(f)(g)	5,541	1.70%		1.10	%(g)	2.71%	63.35%

CLASS B SHARES
Year Ended October 31, 2006	30.87%		$3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	23.26	%(e)	3,698	2.37	%(e)	0.59	%(e)	2.40%	26.08%
Year Ended October 31, 2008	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Year Ended October 31, 2009	23.03%		962	2.45%		0.79%		3.28%	58.31%
Year Ended October 31, 2010	4.52	%(f)(g)	585	2.45%		0.28	%(g)	3.44%	63.35%

CLASS C SHARES
Year Ended October 31, 2006	30.92%		$163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	23.39	%(e)	147	2.30	%(e)	0.59	%(e)	2.32%	26.08%
Year Ended October 31, 2008	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Year Ended October 31, 2009	23.01%		58	2.45%		0.92%		3.28%	58.31%
Year Ended October 31, 2010	4.43	%(f)(g)	56	2.45%		0.33	%(g)	3.46%	63.35%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor International Equity Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.02%, 0.03%, and 0.02%, for Class A Shares, Class B Shares, and Class C Shares, respectively.

(f)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.34%, 0.34% and 0.34% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)	$16.72
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)	16.54
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)	8.94
Year Ended October 31, 2009	8.94	0.09	*	1.64	1.73	(0.11)	—	(0.11)	10.56
Year Ended October 31, 2010	10.56	0.03	*	1.34	1.37	(0.04)	—	(0.04)	11.89

CLASS B SHARES
Year Ended October 31, 2006	$14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)	$16.08
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)	15.83
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)	8.53
Year Ended October 31, 2009	8.53	0.04	*	1.54	1.58	(0.03)	—	(0.03)	10.08
Year Ended October 31, 2010	10.08	(0.04	)*	1.28	1.24	—	—	—	11.32

CLASS C SHARES
Year Ended October 31, 2006	$14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)	$16.18
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)	15.94
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)	8.60
Year Ended October 31, 2009	8.60	0.02	*	1.57	1.59	(0.04)	—	(0.04)	10.15
Year Ended October 31, 2010	10.15	(0.04	)*	1.28	1.24	—	—	—	11.39

CLASS I SHARES
Year Ended October 31, 2006	$15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)	$16.70
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)	16.52
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)	8.93
Year Ended October 31, 2009	8.93	0.11	*	1.63	1.74	(0.13)	—	(0.13)	10.54
Year Ended October 31, 2010	10.54	0.06	*	1.34	1.40	(0.07)	—	(0.07)	11.87

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(c)	Portfolio Turnover(d)

CLASS A SHARES
Year Ended October 31, 2006	21.70%		$24,688	1.20%		0.74%		1.43%	20.63%
Year Ended October 31, 2007	9.77	%(e)	27,225	1.11	%(e)	0.84	%(e)	1.25%	18.67%
Year Ended October 31, 2008	(40.46	)%(f)	14,881	1.20%		0.99%		1.23%	24.61%
Year Ended October 31, 2009	19.59	%(g)	12,742	1.20%		0.91%		1.40%	19.77%
Year Ended October 31, 2010	13.05	%(h)(i)	12,085	1.20%		0.36	%(i)	1.34%	26.36%

CLASS B SHARES
Year Ended October 31, 2006	20.78%		$1,939	1.95%		(0.01)%		2.18%	20.63%
Year Ended October 31, 2007	8.92	%(e)	1,772	1.87	%(e)	0.10	%(e)	2.00%	18.67%
Year Ended October 31, 2008	(40.89	)%(f)	717	1.95%		0.24%		1.98%	24.61%
Year Ended October 31, 2009	18.63	%(g)	466	1.95%		0.23%		2.14%	19.77%
Year Ended October 31, 2010	12.30	%(h)(i)	250	1.95%		(0.34	)%(i)	2.08%	26.36%

CLASS C SHARES
Year Ended October 31, 2006	20.72%		$157	1.95%		0.01%		2.17%	20.63%
Year Ended October 31, 2007	8.95	%(e)	126	1.87	%(e)	0.11	%(e)	1.99%	18.67%
Year Ended October 31, 2008	(40.89	)%(f)	66	1.95%		0.24%		1.98%	24.61%
Year Ended October 31, 2009	18.60	%(g)	71	1.95%		0.12%		2.14%	19.77%
Year Ended October 31, 2010	12.32	%(h)(i)	79	1.95%		(0.40	)%(i)	2.10%	26.36%

CLASS I SHARES
Year Ended October 31, 2006	21.90%		$18,036	0.95%		0.99%		1.18%	20.63%
Year Ended October 31, 2007	10.04	%(e)	28,692	0.87	%(e)	1.07	%(e)	0.99%	18.67%
Year Ended October 31, 2008	(40.29	)%(f)	17,779	0.95%		1.24%		0.98%	24.61%
Year Ended October 31, 2009	19.82	%(g)	16,737	0.95%		1.16%		1.15%	19.77%
Year Ended October 31, 2010	13.35	%(h)(i)	20,018	0.95%		0.60	%(i)	1.10%	26.36%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming the inclusion of the Fund’s proporationate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Portfolio Turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds (including the Fund) related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.08%, 0.08%, and 0.08%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(f)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22%, and 0.22%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(g)

During the year ended October 31, 2009, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03%, and 0.03%, for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(h)

During the year ended October 31, 2010, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

(i)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Chares and Class I Shares, respectively.

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of October 31, 2010, the Trust is comprised of 15 separate operational funds and the Advisor Trust is comprised of 2 separate operational funds. The accompanying financial statements are presented for the following 7 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust (collectively the “Trusts”):

Fund	Short Name	Trust

HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Equity Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund”, collectively the “Feeder Funds”) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on October 31, 2010

Growth Fund	HSBC Investor Growth Portfolio	68.1%
International Equity Fund	HSBC Investor International Equity Portfolio	30.8%
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.8%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	84.0%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	14.6%
Value Fund	HSBC Investor Value Portfolio	62.6%

          The HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from certain fund of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The International Equity Fund and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Opportunity Fund and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than

HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Trusts’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trusts expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below in Note 3.

Investment Transactions and Related Income:

A. Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Equity Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

39	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          Prior to February 28, 2010, a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after being held for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that could not implement the fee. Effective February 28, 2010, the redemption fee has been removed. For the fiscal years ended October 31, 2009 and October 31, 2010, the following Funds collected redemption fees as follows:

Fund	Fees Collected 2009	Fees Collected 2010

Growth Fund	$2,635	$—
International Equity Fund	8,926	143
Mid-Cap Fund	25	11
Opportunity Fund (Advisor)	2,378	141
Opportunity Fund	638	318
Overseas Equity Fund	73	2
Value Fund	2,519	55

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Futures Contracts:

          The Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market conditions. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, the Mid-Cap Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risk associated with the of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2010, the Mid-Cap Fund did not hold any futures contracts.

HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in its portfolio provided the securities are listed on a national securities exchange. A call option is “covered” if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2010, the Mid-Cap Fund did not write any covered call options.

3.	Investment Valuation Summary:

          The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1—quoted prices in active markets for identical assets

• Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by the Fund include governmental actions, natural disasters and armed conflicts.

          The Feeder Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, respectively, as more fully discussed below.

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

          The Schedule of Portfolio Investments include additional information regarding the investments for the Mid-Cap Fund. The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the Funds’ investments based upon three levels defined above:

41	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$67,292,333	$—	$67,292,333

Total Investment Securities	$—	$67,292,333	$—	$67,292,333

International Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$12,887,941	$—	$12,887,941

Total Investment Securities	$—	$12,887,941	$—	$12,887,941

Mid-Cap Fund
Investment Securities:
Common Stocks (b)	$15,246,370	$—	$—	$15,246,370
Investment Companies	124,656	—	—	124,656

Total Investment Securities	$15,371,026	$—	$—	$15,371,026

Opportunity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$12,315,145	$—	$12,315,145

Total Investment Securities	$—	$12,315,145	$—	$12,315,145

Opportunity Fund (Advisor)
Investment Securities:
Affiliated Portfolios (a)	$—	$117,127,395	$—	$117,127,395

Total Investment Securities	$—	$117,127,395	$—	$117,127,395

Overseas Equity Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$6,103,648	$—	$6,103,648

Total Investment Securities	$—	$6,103,648	$—	$6,103,648

Value Fund
Investment Securities:
Affiliated Portfolios (a)	$—	$32,404,763	$—	$32,404,763

Total Investment Securities	$—	$32,404,763	$—	$32,404,763

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these investments are categorized as Level 2.

(b)	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds’ investments. Investment sub-advisory services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund.

HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          For their services as Investment Adviser and Investment sub-adviser, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at the annual rates of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rates above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trusts’ Sub-Administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trust and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. As of the most recent fiscal year end, Foreside, as Distributor, also received $628,328, $459,202 and $43,157 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $60, $12 and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25%, and 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

43	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi Ohio receives additional fees paid by the Trust for blue sky exemption services.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2011, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013*	2012*	2011*

Growth Fund	$22,001	$56,048	$7,580
Mid-Cap Fund	107,107	69,632	35,881
Opportunity Fund	49,041	65,792	—
Overseas Equity Fund	53,391	45,169	—
Value Fund	45,129	55,991	13,116

*	The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          HSBC has agreed to voluntarily limit the annual total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses of the International Equity Fund. The expense limitation is based on average daily net assets for any full fiscal year as follows:

Fund	Class	Current Voluntary Expense Limitation

International Equity Fund	I	1.00%

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2010 were as follows:

Fund	Purchases	Sales

Mid-Cap Fund	11,019,970	12,077,441

There were no long-term U.S. Government securities held during the year ended October 31, 2010.

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2010 totaled:

Fund	Contributions	Withdrawals

Growth Fund	5,781,330	7,438,845
International Equity Fund	12,583,991	168,956,511
Opportunity Fund	325,268	1,969,615
Opportunity Fund (Advisor)	8,677,830	19,415,774
Overseas Equity Fund	206,142	1,373,859
Value Fund	2,733,340	4,324,619

6.	Federal Income Tax Information:

          At October 31, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Mid-Cap Fund	$12,146,015	$3,375,298	$(150,287)	$3,225,011

The tax character of dividends paid by the Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	2,826,752	—	2,826,752
Mid-Cap Fund	37,966	—	37,966
Opportunity Fund	—	—	—
Opportunity Fund (Advisor)	—	—	—
Overseas Equity Fund	108,816	—	108,816
Value Fund	163,162	—	163,162

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

45	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

The tax character of dividends paid by the Funds for the year ended October 31, 2009 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Dividends Paid*

Growth Fund	$—	$—	$—
International Equity Fund	7,354,738	8,461,420	15,816,158
Mid-Cap Fund	—	1,150,504	1,150,504
Opportunity Fund	—	660,465	660,465
Opportunity Fund (Advisor)	—	2,746,629	2,746,629
Overseas Equity Fund	651,140	3,347,318	3,998,458
Value Fund	390,433	—	390,433

*	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

                    As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(1)	Total Accumulated Earnings/ (Deficit)

Growth Fund	$—	$—	$—	$—	$—	$(9,748,249)	$12,347,061	$2,598,812
International Equity Fund	2,252,180	—	—	2,252,180	—	(71,453,812)	490,152	(68,711,480)
Mid-Cap Fund	—	—	—	—	—	(2,389,636)	3,225,011	835,375
Opportunity Fund	—	—	201,742	201,742	—	—	1,313,207	1,514,949
Opportunity Fund (Advisor)	—	—	2,935,111	2,935,111	—	—	12,771,676	15,706,787
Overseas Equity Fund	193,893	—	—	193,893	—	(1,183,101)	223,139	(766,069)
Value Fund	—	—	—	—	—	(5,476,316)	777,561	(4,698,755)

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of October 31, 2010, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

Growth Fund	9,748,249	2017
International Equity Fund	59,383,976	2017
International Equity Fund	12,069,836	2018
Mid-Cap Fund	2,389,636	2017
Overseas Fund	1,183,101	2017
Value Fund	4,161,559	2016
Value Fund	1,314,757	2017

HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

During the tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Growth Fund	1,882,720
Mid-Cap Fund	972,155
Opportunity Fund	1,305,884
Opportunity Fund (Advisor)	10,911,778
Overseas Fund	1,185,304
Value Fund	539,878

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010 and are disclosed in the Statements of Operations as “Other Income”. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Events (Unaudited):

On September 14, 2010, the Trust’s Board of Trustees approved a Plan of Liquidation to close the Mid-Cap Fund. The Mid-Cap Fund was liquidated on November 19, 2010 at its net asset value on such date.

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

47	HSBC INVESTOR FAMILY OF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Funds
HSBC Advisor Funds Trust:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Growth Fund, HSBC Investor International Equity Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Opportunity Fund, HSBC Investor Opportunity Fund (Advisor), HSBC Investor Overseas Equity Fund and HSBC Investor Value Fund (the Funds), including the schedule of portfolio investments of HSBC Investor Mid-Cap Fund as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

          As discussed in note 8, the Board of Trustees approved a Plan of Liquidation to close the Mid-Cap Fund on September 14, 2010. The Mid-Cap Fund was liquidated on November 19, 2010 at its net asset value on such date.

Columbus, Ohio
December 22, 2010

HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited)—As of October 31, 2010

          For the year ended October 31, 2010, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Mid-Cap Fund	100.00%
Value Fund	100.00%

          The International Equity Fund and the Overseas Equity Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2010 are as follows:

Fund	Foreign Source Income	Foreign Tax Expense

International Equity Fund	$3.49	$0.36
Overseas Equity Fund	$0.11	$0.01

          For the year ended October 31, 2010, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV:

Fund	Qualified Dividend Income

Mid-Cap Fund	100.00%
International Equity Fund	100.00%
Overseas Equity Fund	96.52%
Value Fund	100.00%

49	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio During Period 5/1/10 - 10/31/10

Growth Fund	Class A Shares	$1,000.00	$1,043.80	$6.03	1.17%
	Class B Shares	1,000.00	1,039.90	9.87	1.92%
	Class C Shares	1,000.00	1,039.70	9.87	1.92%
	Class I Shares	1,000.00	1,044.70	4.74	0.92%
International Equity Fund	Class I Shares	1,000.00	1,044.40	0.62	0.12%
Mid-Cap Fund	Class A Shares	1,000.00	1,030.50	6.55	1.28%
	Class B Shares	1,000.00	1,025.80	10.37	2.03%
	Class C Shares	1,000.00	1,025.60	10.31	2.02%
	Class I Shares	1,000.00	1,031.00	5.27	1.03%
Opportunity Fund	Class A Shares	1,000.00	1,032.00	7.89	1.54%
	Class B Shares	1,000.00	1,029.30	11.71	2.29%
	Class C Shares	1,000.00	1,028.70	11.71	2.29%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,034.80	5.28	1.03%
Overseas Equity Fund	Class A Shares	1,000.00	1,041.80	7.00	1.36%
	Class B Shares	1,000.00	1,039.20	10.85	2.11%
	Class C Shares	1,000.00	1,038.80	10.84	2.11%
Value Fund	Class A Shares	1,000.00	994.90	5.93	1.18%
	Class B Shares	1,000.00	992.10	9.69	1.93%
	Class C Shares	1,000.00	992.20	9.69	1.93%
	Class I Shares	1,000.00	996.20	4.68	0.93%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 - 10/31/10	Annualized Expense Ratio During Period 5/1/10 - 10/31/10

Growth Fund	Class A Shares	$1,000.00	$1,019.31	$5.96	1.17%
	Class B Shares	1,000.00	1,015.53	9.75	1.92%
	Class C Shares	1,000.00	1,015.53	9.75	1.92%
	Class I Shares	1,000.00	1,020.57	4.69	0.92%
International Equity Fund	Class I Shares	1,000.00	1,024.60	0.61	0.12%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.75	6.51	1.28%
	Class B Shares	1,000.00	1,014.97	10.31	2.03%
	Class C Shares	1,000.00	1,015.02	10.26	2.02%
	Class I Shares	1,000.00	1,020.01	5.24	1.03%
Opportunity Fund	Class A Shares	1,000.00	1,017.44	7.83	1.54%
	Class B Shares	1,000.00	1,013.66	11.62	2.29%
	Class C Shares	1,000.00	1,013.66	11.62	2.29%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,020.01	5.24	1.03%
Overseas Equity Fund	Class A Shares	1,000.00	1,018.35	6.92	1.36%
	Class B Shares	1,000.00	1,014.57	10.71	2.11%
	Class C Shares	1,000.00	1,014.57	10.71	2.11%
Value Fund	Class A Shares	1,000.00	1,019.26	6.01	1.18%
	Class B Shares	1,000.00	1,015.48	9.80	1.93%
	Class C Shares	1,000.00	1,015.48	9.80	1.93%
	Class I Shares	1,000.00	1,020.52	4.74	0.93%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

51	HSBC INVESTOR FAMILY OF FUNDS

Other Information:

          Information regarding how the Funds and Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds and Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ and Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ and Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ and Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	52

(This Page Intentionally Left Blank)

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—98.1%

	Shares	Value($)

Aerospace & Defense – 2.9%
Goodrich Corp.	11,800	968,426
United Technologies Corp.	25,200	1,884,204

		2,852,630

Air Freight & Logistics – 1.1%
C. H. Robinson Worldwide, Inc.	16,100	1,134,728

Auto Components – 0.5%
BorgWarner, Inc. (a)	9,700	544,267

Beverages – 1.0%
PepsiCo, Inc.	14,800	966,440

Biotechnology – 1.0%
Celgene Corp. (a)	16,700	1,036,569

Capital Markets – 5.4%
Franklin Resources, Inc.	13,200	1,514,040
Goldman Sachs Group, Inc.	18,100	2,913,195
TD AMERITRADE Holding Corp. (a)	52,000	888,680

		5,315,915

Chemicals – 0.9%
Ecolab, Inc.	17,900	882,828

Communications Equipment – 5.8%
Cisco Systems, Inc. (a)	91,600	2,091,228
Juniper Networks, Inc. (a)	21,700	702,863
QUALCOMM, Inc.	64,100	2,892,833

		5,686,924

Computers & Peripherals – 8.6%
Apple, Inc. (a)	16,480	4,958,338
EMC Corp. (a)	109,200	2,294,292
NetApp, Inc. (a)	22,700	1,208,775

		8,461,405

Construction & Engineering – 1.4%
Fluor Corp.	28,600	1,378,234

Diversified Financial Services – 3.5%
CME Group, Inc.	3,700	1,071,705
IntercontinentalExchange, Inc. (a)	7,700	884,499
JP Morgan Chase & Co.	40,100	1,508,963

		3,465,167

Electronic Equipment, Instruments & Components – 2.0%
Agilent Technologies, Inc. (a)	27,200	946,560
Amphenol Corp., Class A	20,100	1,007,613

		1,954,173

Energy Equipment & Services – 4.2%
FMC Technologies, Inc. (a)	25,700	1,852,970
Schlumberger Ltd.	33,200	2,320,348

		4,173,318

Financial Services – 2.8%
Visa, Inc., Class A	35,800	2,798,486

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	15,100	947,827

Common Stocks, continued

	Shares	Value($)

Food Products – 0.9%
Green Mountain Coffee Roasters, Inc. (a)	25,600	844,544

Health Care Equipment & Supplies – 0.8%
Varian Medical Systems, Inc. (a)	13,000	821,860

Health Care Providers & Services – 2.8%
Express Scripts, Inc. (a)	56,300	2,731,676

Health Care Technology – 1.1%
Cerner Corp. (a)	11,900	1,045,177

Hotels, Restaurants & Leisure – 2.2%
Ctrip.com International Ltd. ADR (a)	20,400	1,062,228
Yum! Brands, Inc.	22,900	1,134,924

		2,197,152

Internet & Catalog Retail – 6.5%
Amazon.com, Inc. (a)	14,500	2,394,530
Netflix, Inc. (a)	3,400	589,900
Priceline.com, Inc. (a)	9,000	3,391,290

		6,375,720

Internet Software & Services – 4.7%
Baidu, Inc. ADR (a)	15,650	1,721,657
Google, Inc., Class A (a)	4,850	2,973,001

		4,694,658

IT Services – 4.1%
Cognizant Technology Solutions Corp. (a)	61,600	4,015,704

Machinery – 6.0%
Danaher Corp.	58,800	2,549,568
Deere & Co.	22,600	1,735,680
Illinois Tool Works, Inc.	35,500	1,622,350

		5,907,598

Media – 0.5%
Scripps Networks Interactive, Class A	9,900	503,811

Metals & Mining – 2.8%
Cliffs Natural Resources, Inc.	26,900	1,753,880
Walter Energy, Inc.	11,700	1,029,132

		2,783,012

Multiline Retail – 1.5%
Kohl’s Corp. (a)	29,400	1,505,280

Oil, Gas & Consumable Fuels – 2.0%
Peabody Energy Corp.	19,000	1,005,100
Petroleo Brasileiro SA ADR	31,200	973,128

		1,978,228

Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	14,600	1,039,082

Pharmaceuticals – 2.9%
Shire plc ADR	20,900	1,465,090
Teva Pharmaceutical Industries Ltd. ADR	26,400	1,370,160

		2,835,250

Road & Rail – 3.0%
Union Pacific Corp.	34,200	2,998,656

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	54

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 1.1%
Texas Instruments, Inc.	38,300	1,132,531

Software – 7.0%
Autodesk, Inc. (a)	39,700	1,436,346
Citrix Systems, Inc. (a)	27,100	1,736,297
Intuit, Inc. (a)	13,200	633,600
Oracle Corp.	106,200	3,122,280

		6,928,523

Specialty Retail – 2.3%
Dick’s Sporting Goods, Inc. (a)	17,500	504,350
O’Reilly Automotive, Inc. (a)	22,300	1,304,550
Urban Outfitters, Inc. (a)	13,600	418,472

		2,227,372

Textiles, Apparel & Luxury Goods – 1.0%
Nike, Inc., Class B	11,600	944,704

Wireless Telecommunication Services – 1.8%
American Tower Corp., Class A (a)	33,600	1,734,096

TOTAL COMMON STOCKS (COST $77,391,455)		96,843,545

Investment Company—1.3%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (b)	1,314,150	1,314,150

TOTAL INVESTMENT COMPANY (COST $1,314,150)		1,314,150

TOTAL INVESTMENTS (COST $78,705,605) — 99.4%		98,157,695

Percentages indicated are based on net assets of $98,750,801.

ADR — American Depositary Receipt plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

55	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—96.8%

	Shares	Value($)

Australia – 3.9%
Australia & New Zealand Banking Group Ltd.	9,000	218,667
Boral Ltd.	51,520	221,491
Incitec Pivot Ltd.	46,600	169,763
National Australia Bank Ltd.	33,165	826,900
Telstra Corp. Ltd. (a)	70,200	183,554

		1,620,375

Austria – 0.8%
OMV AG	8,600	321,273

Belgium – 1.3%
Delhaize Group SA	5,634	393,502
KBC Groep NV (b)	3,300	143,531

		537,033

Brazil – 1.3%
Banco Do Brasil SA	11,100	214,948
Vale SA, Preferred ADR	10,900	313,157

		528,105

Canada – 4.8%
Agrium, Inc.	1,900	168,123
Lundin Mining Corp. (b)	45,600	288,913
National Bank of Canada	5,900	388,453
Nexen, Inc.	17,727	377,281
Penn West Energy Trust	20,523	467,585
Suncor Energy, Inc.	10,428	334,236

		2,024,591

China – 0.4%
China Petroleum & Chemical Corp.	170,000	160,328

Denmark – 1.2%
Danske Bank A/S (b)	18,800	500,075

France – 14.7%
Arkema	4,200	271,369
BNP Paribas SA	8,986	657,131
Bouygues SA	12,600	555,217
Cap Gemini SA	7,900	402,970
Compagnie Generale de Geophysique- Veritas (b)	7,000	163,165
Electricite de France	9,500	435,274
France Telecom SA	25,200	605,452
Lagardere S.C.A	10,300	439,248
PPR	1,300	213,109
Renault SA (b)	6,300	350,024
Sanofi-Aventis	9,400	656,404
Societe Generale	8,581	513,773
Vallourec SA	2,234	231,825
Vivendi	22,220	633,731

		6,128,692

Germany – 8.0%
Allianz SE	5,800	726,816
Bayer AG	10,200	765,071
Deutsche Bank AG	6,800	393,843
E.ON AG	20,200	633,604

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	2,100	328,034
Thyssenkrupp AG	13,700	503,598

		3,350,966

Hong Kong – 1.5%
Esprit Holdings Ltd.	57,577	310,133
New World Development Co. Ltd.	160,009	315,848

		625,981

Italy – 4.5%
ENI SpA	25,200	567,754
Telecom Italia RSP	204,200	250,064
Telecom Italia SpA	286,200	438,899
UniCredit SpA	232,800	606,783

		1,863,500

Japan – 23.0%
AEON Co. Ltd.	18,100	213,285
Air Water, Inc.	5,800	67,697
Asahi Breweries Ltd.	16,200	327,222
Asahi Glass Co. Ltd.	9,000	86,476
DIC Corp.	59,000	110,006
Dowa Holdings Co. Ltd.	19,800	120,351
East Japan Railway Co.	2,600	160,783
ITOCHU Corp.	39,700	348,393
Japan Tobacco, Inc.	179	556,914
JFE Holdings, Inc.	9,700	302,876
JX Holdings, Inc.	41,500	243,996
KDDI Corp.	62	334,083
KONAMI Corp.	6,300	111,043
Konica Minolta Holdings, Inc.	10,700	103,742
Mitsubishi Corp.	24,600	591,684
Mitsubishi Materials Corp. (b)	54,400	170,402
Mitsui & Co. Ltd.	33,000	518,894
Mitsui Fudosan Co. Ltd.	31,600	597,434
NAMCO BANDAI Holdings, Inc.	20,600	189,996
NGK Spark Plug Co. Ltd.	14,600	203,620
Nippon Express Co. Ltd.	33,000	131,262
Nippon Telegraph & Telephone Corp.	14,000	636,047
Nissan Motor Co. Ltd.	53,900	475,687
Sharp Corp.	39,800	393,300
Sony Corp.	16,910	565,418
Sumitomo Electric Industries Ltd.	21,500	274,462
Sumitomo Mitsui Financial Group, Inc.	15,500	464,711
Sumitomo Realty & Development Co. Ltd.	6,000	130,814
Sumitomo Rubber Industries Ltd.	6,200	66,817
The Tokyo Electric Power Co., Inc.	19,600	468,987
Tokyo Gas Co. Ltd.	49,000	230,839
Toshiba Corp.	86,900	435,310

		9,632,551

Kazakhstan – 0.3%
KazMunaiGas Exploration Production GDR	7,050	121,260

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	56

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Netherlands – 1.3%
Koninklijke Ahold NV	10,800	149,240
Randstad Holding NV (b)	8,593	408,963

		558,203

Norway – 0.4%
Petroleum Geo-Services ASA (b)	12,150	151,940

Russian Federation – 0.3%
Gazprom OAO ADR	5,600	122,752

South Korea – 1.4%
Hana Financial Group, Inc.	4,400	124,949
KB Financial Group, Inc. ADR	3,679	165,187
Samsung Electronics Co. Ltd., Preferred	600	294,907

		585,043

Spain – 1.0%
Telefonica SA	16,200	437,350

Switzerland – 2.3%
Novartis AG	14,240	825,770
UBS AG (b)	8,783	148,734

		974,504

Taiwan – 0.6%
AU Optronics Corp. (b)	210,030	209,598
United Microelectronics Corp.	118,000	56,084

		265,682

Turkey – 0.8%
Turkiye Garanti Bankasi AS	30,900	189,623
Turkiye Is Bankasi AS, Class C	32,000	143,933

		333,556

United Kingdom – 23.0%
AstraZeneca plc	17,300	867,384
Aviva plc	64,400	410,741
BAE Systems plc	82,300	454,497
Barclays plc	122,900	540,683
BP plc	101,900	695,136
British American Tobacco plc	5,400	205,902
FirstGroup plc	29,600	193,435
Imperial Tobacco Group plc	18,000	576,468
Inchcape plc (b)	27,440	153,294
Informa plc	20,900	145,990
Marks & Spencer Group plc	82,200	562,855
Old Mutual plc	257,800	536,516
Rentokil Initial plc (b)	60,700	96,372
Rio Tinto plc	14,000	905,252
Royal Dutch Shell plc, A Shares	44,687	1,449,249
Thomas Cook Group plc	39,000	113,030
Tui Travel plc	46,300	156,588
Vodafone Group plc	351,058	955,289
Xstrata plc	30,940	599,538

		9,618,219

TOTAL COMMON STOCKS (COST $38,839,094)		40,461,979

Investment Company—0.9%

	Shares	Value($)

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (c)	391,214	391,214

TOTAL INVESTMENT COMPANY (COST $391,214)		391,214

TOTAL INVESTMENTS (COST $39,230,308) — 97.7%		40,853,193

Percentages indicated are based on net assets of $41,817,594.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
plc — Public Limited Company

(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)	Represents non-income producing security.

(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

Schedule of Portfolio Investments—October 31, 2010

The Portfolio invested, as a percentage of net assets, in the following industries, as of October 31, 2010:

Industry	Percent of Net Assets

Commercial Banks	13.4%
Oil, Gas & Consumable Fuels	11.8%
Metals & Mining	8.8%
Pharmaceuticals	7.6%
Diversified Telecommunication Services	6.3%
Insurance	3.9%
Electric Utilities	3.7%
Trading Companies & Distributors	3.5%
Tobacco	3.3%
Media	3.1%
Wireless Telecommunication Services	3.1%
Real Estate Management & Development	2.6%
Household Durables	2.4%
Automobiles	2.1%
Food & Staples Retailing	1.9%
Multiline Retail	1.9%
Chemicals	1.6%
Capital Markets	1.4%
Construction & Engineering	1.4%
Air Freight & Logistics	1.4%
Computers & Peripherals	1.1%
Investment Companies	1.0%
IT Services	1.0%
Professional Services	1.0%
Road & Rail	0.9%
Beverages	0.8%
Energy Equipment & Services	0.8%
Semiconductors & Semiconductor Equipment	0.8%
Auto Components	0.7%
Electrical Equipment	0.7%
Hotels, Restaurants & Leisure	0.7%
Specialty Retail	0.7%
Machinery	0.6%
Commercial Services & Supplies	0.5%
Construction Materials	0.5%
Electronic Equipment, Instruments & Components	0.5%
Gas Utilities	0.5%
Leisure Equipment & Products	0.5%
Distributors	0.4%
Diversified Financial Services	0.4%
Software	0.3%
Building Products	0.2%
Office Electronics	0.2%

Total Investments	100.0%

57	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—97.1%

	Shares	Value($)

Aerospace & Defense – 2.2%
BE Aerospace, Inc. (a)	84,600	3,109,896

Auto Components – 3.3%
Gentex Corp.	125,800	2,513,484
The Goodyear Tire & Rubber Co. (a)	210,800	2,154,376

		4,667,860

Biotechnology – 2.9%
Alexion Pharmaceuticals, Inc. (a)	59,800	4,084,340

Capital Markets – 1.8%
Waddell & Reed Financial, Inc., Class A	87,900	2,555,253

Chemicals – 2.3%
Celanese Corp., Series A	89,600	3,194,240

Commercial Banks – 1.0%
First Horizon National Corp. (a)	1	10
Huntington Bancshares, Inc.	247,500	1,403,325

		1,403,335

Commercial Services & Supplies – 3.0%
Hertz Global Holdings, Inc. (a)	178,900	2,025,148
Waste Connections, Inc.	52,450	2,136,813

		4,161,961

Communications Equipment – 2.0%
Brocade Communications Systems, Inc. (a)	430,000	2,717,600

Containers & Packaging – 2.3%
Crown Holdings, Inc. (a)	100,800	3,244,752

Diversified Consumer Services – 0.4%
New Oriental Education & Technology Group, Inc. ADR (a)	5,200	558,324

Diversified Financial Services – 1.6%
MSCI, Inc., Class A (a)	60,800	2,179,680

Electrical Equipment – 2.1%
AMETEK, Inc.	53,100	2,870,055

Energy Equipment & Services – 1.3%
Exterran Holdings, Inc. (a)	70,000	1,761,900

Food Products – 3.1%
Green Mountain Coffee Roasters, Inc. (a)	45,100	1,487,849
Ralcorp Holdings, Inc. (a)	45,450	2,820,627

		4,308,476

Health Care Equipment & Supplies – 3.7%
Hill-Rom Holdings, Inc.	84,150	3,260,812
IDEXX Laboratories, Inc. (a)	31,050	1,861,758

		5,122,570

Health Care Providers & Services – 3.2%
Community Health Systems, Inc. (a)	60,450	1,818,336
Coventry Health Care, Inc. (a)	89,200	2,089,064
Skilled Healthcare Group, Inc., Class A (a)	146,700	550,125

		4,457,525

Common Stocks, continued

	Shares	Value($)

Hotels, Restaurants & Leisure – 4.7%
Ctrip.com International Ltd. ADR (a)	59,600	3,103,372
Scientific Games Corp., Class A (a)	176,700	1,395,930
WMS Industries, Inc. (a)	48,350	2,109,510

		6,608,812

Household Products – 1.5%
Church & Dwight Co., Inc.	32,300	2,126,955

Internet Software & Services – 2.2%
VeriSign, Inc. (a)	86,200	2,995,450

IT Services – 1.6%
Alliance Data Systems Corp. (a)	37,600	2,283,072

Life Sciences Tools & Services – 4.5%
Illumina, Inc. (a)	31,250	1,697,188
Life Technologies Corp. (a)	49,600	2,488,928
Mettler-Toledo International, Inc. (a)	15,570	2,032,819

		6,218,935

Machinery – 5.1%
Crane Co.	60,000	2,295,600
IDEX Corp.	72,100	2,601,368
Snap-on, Inc.	42,050	2,144,550

		7,041,518

Media – 2.5%
DreamWorks Animation SKG, Inc. (a)	57,900	2,043,870
Lamar Advertising Co. (a)	40,400	1,373,196

		3,417,066

Metals & Mining – 2.0%
Compass Minerals International, Inc.	35,630	2,810,138

Oil, Gas & Consumable Fuels – 9.2%
Consol Energy, Inc.	83,880	3,083,429
Denbury Resources, Inc. (a)	148,700	2,530,874
Ensco International plc ADR	79,600	3,688,664
Massey Energy Co.	85,000	3,575,950

		12,878,917

Pharmaceuticals – 2.5%
Elan Corp. plc ADR (a)	261,700	1,426,265
Santarus, Inc. (a)	179,200	560,896
ViroPharma, Inc. (a)	88,800	1,452,768

		3,439,929

Real Estate Investment Trusts (REITs) – 1.8%
Hospitality Properties Trust	112,900	2,575,249

Road & Rail – 1.7%
Landstar System, Inc.	61,650	2,319,273

Semiconductors & Semiconductor Equipment – 6.7%
Lam Research Corp. (a)	32,900	1,506,491
LSI Corp. (a)	418,300	2,191,892
NXP Semiconductors N.V. (a)	107,500	1,417,925
ON Semiconductor Corp. (a)	353,300	2,709,811
Skyworks Solutions, Inc. (a)	67,100	1,537,261

		9,363,380

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	58

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Software – 6.0%
BMC Software, Inc. (a)	46,550	2,116,163
Check Point Software Technologies Ltd. (a)	74,750	3,195,562
Nuance Communications, Inc. (a)	192,950	3,031,245

		8,342,970

Specialty Retail – 3.3%
Hibbett Sports, Inc. (a)	77,950	2,100,753
O’Reilly Automotive, Inc. (a)	42,750	2,500,875

		4,601,628

Textiles, Apparel & Luxury Goods – 2.1%
Fossil, Inc. (a)	50,000	2,949,500

Trading Companies & Distributors – 1.4%
WESCO International, Inc. (a)	45,850	1,963,297

Wireless Telecommunication Services – 2.1%
NII Holdings, Inc. (a)	71,500	2,989,415

TOTAL COMMON STOCKS (COST $117,123,678)		135,323,271

Investment Company—2.8%

Northern Institutional Government Select Portfolio, Shares Class, 0.02% (b)	3,971,916	3,971,916

TOTAL INVESTMENT COMPANY (COST $3,971,916)		3,971,916

TOTAL INVESTMENTS (COST $121,095,594) — 99.9%		139,295,187

Percentages indicated are based on net assets of $139,401,552.

ADR — American Depositary Receipt
plc     — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

59	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—94.2%

	Shares	Value($)

Aerospace & Defense – 3.7%
Lockheed Martin Corp.	18,400	1,311,736
Raytheon Co.	13,400	617,472

		1,929,208

Biotechnology – 4.3%
Amgen, Inc. (a)	39,000	2,230,410

Capital Markets – 1.0%
Goldman Sachs Group, Inc.	3,200	515,040

Commercial Banks – 2.2%
Wells Fargo & Co.	42,700	1,113,616

Commercial Services & Supplies – 1.7%
Pitney Bowes, Inc.	39,500	866,630

Communications Equipment – 4.7%
Motorola, Inc. (a)	297,700	2,426,255

Diversified Financial Services – 3.8%
Citigroup, Inc. (a)	277,000	1,155,090
JP Morgan Chase & Co.	22,150	833,505

		1,988,595

Energy Equipment & Services – 1.3%
Halliburton Co.	21,500	684,990

Food & Staples Retailing – 2.1%
CVS Caremark Corp.	14,800	445,776
Kroger Co. (The)	28,200	620,400

		1,066,176

Health Care Providers & Services – 1.2%
Aetna, Inc.	20,800	621,088

Household Products – 1.3%
Kimberly-Clark Corp.	11,000	696,740

Independent Power Producers & Energy Traders – 1.3%
NRG Energy, Inc. (a)	33,800	672,958

Insurance – 16.9%
Aon Corp.	38,500	1,530,375
Genworth Financial, Inc., Class A (a)	81,300	921,942
Lincoln National Corp.	25,900	634,032
Loews Corp.	41,240	1,628,155
MetLife, Inc.	42,000	1,693,860
The Hartford Financial Services Group, Inc.	43,900	1,052,722
Unum Group	56,100	1,257,762

		8,718,848

Machinery – 1.8%
Ingersoll-Rand plc	23,900	939,509

Media – 6.2%
CBS Corp., Class B	11,950	202,313
Time Warner, Inc.	24,900	809,499
Viacom, Inc., Class B	56,500	2,180,335

		3,192,147

Common Stocks, continued

	Shares	Value($)

Metals & Mining – 8.2%
AngloGold Ashanti Ltd. ADR	40,727	1,918,649
Barrick Gold Corp.	48,000	2,308,320

		4,226,969

Oil, Gas & Consumable Fuels – 13.1%
Apache Corp.	19,400	1,959,788
Canadian Natural Resources Ltd.	32,000	1,167,040
Hess Corp.	12,100	762,663
Noble Energy, Inc.	13,310	1,084,499
Occidental Petroleum Corp.	12,000	943,560
Talisman Energy, Inc.	46,600	845,324

		6,762,874

Pharmaceuticals – 8.5%
Merck & Co., Inc.	37,600	1,364,128
Pfizer, Inc.	92,000	1,600,800
Sanofi-Aventis ADR	41,500	1,457,065

		4,421,993

Road & Rail – 1.7%
Union Pacific Corp.	10,000	876,800

Software – 7.2%
CA, Inc.	112,800	2,618,088
Microsoft Corp.	40,900	1,089,576

		3,707,664

Tobacco – 2.0%
Philip Morris International, Inc.	18,100	1,058,850

TOTAL COMMON STOCKS (COST $47,273,100)		48,717,360

Investment Company—6.5%

Northern Institutional Government Select Portfolio, Shares Class, 0.02% (b)	3,379,613	3,379,613

TOTAL INVESTMENT COMPANY (COST $3,379,613)		3,379,613

TOTAL INVESTMENTS (COST $50,652,713) — 100.7%		52,096,973

Percentages indicated are based on net assets of $51,742,652.

ADR — American Depositary Receipt
plc     — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	60

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of October 31, 2010

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$98,157,695	$40,853,193	$139,295,187	$52,096,973
Foreign currency, at value	—	369,458	—	—
Dividends receivable	25,966	127,818	79,334	20,518
Receivable for investments sold	1,751,496	587,832	682,522	—
Prepaid expenses and other assets	103	354	153	60

Total Assets	99,935,260	41,938,655	140,057,196	52,117,551

Liabilities:
Cash overdraft	—	1,159	—	—
Payable for investments purchased	1,119,622	66,237	539,264	340,035
Accrued expenses and other liabilities:
Investment Management	47,529	31,785	92,434	22,878
Administration	1,938	821	2,718	1,025
Compliance Services	2	1	3	1
Accounting	24	285	4	31
Custodian	—	15,958	—	—
Trustee	167	—	240	91
Other	15,177	4,815	20,981	10,838

Total Liabilities	1,184,459	121,061	655,644	374,899

Applicable to investors’ beneficial interest	$98,750,801	$41,817,594	$139,401,552	$51,742,652

Total Investments, at cost	$78,705,605	$39,230,308	$121,095,594	$50,652,713

Foreign currency, at cost	$—	$366,489	$—	$—

61	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the year ended October 31, 2010

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$580,486	$5,293,058	$713,126	$764,593
Foreign tax withholding	—	(726,788)	—	(5,363)

Total Investment Income	580,486	4,566,270	713,126	759,230

Expenses:
Investment Management	520,858	1,111,069	1,058,022	258,230
Administration	19,646	33,110	28,676	10,664
Accounting	44,999	84,614	45,232	44,550
Compliance Services	403	392	588	218
Custodian	8,588	111,754	15,459	3,865
Printing	5,755	7,077	7,901	3,108
Professional	5,846	3,491	8,318	4,615
Trustee	1,370	2,406	2,009	748
Other	7,024	(7,604)	8,707	3,310

Total Expenses	614,489	1,346,309	1,174,912	329,308

Net Investment Income (Loss)	(34,003)	3,219,961	(461,786)	429,922

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	4,569,747	(24,730,645)	17,836,311	1,033,776
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,751,375	13,409,621	17,016,734	5,043,263

Net realized/unrealized gains from investments and foreign currency transactions	17,321,122	(11,321,024)	34,853,045	6,077,039

Change In Net Assets Resulting From Operations	$17,287,119	$(8,101,063)	$34,391,259	$6,506,961

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	62

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(34,003)	$136,286	$3,219,961	$4,063,044
Net realized gains (losses) from investments transactions	4,569,747	(12,681,042)	(24,730,645)	(72,712,532)
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,751,375	26,751,782	13,409,621	109,291,830

Change in net assets resulting from operations	17,287,119	14,207,026	(8,101,063)	40,642,342

Proceeds from contributions	10,138,077	8,763,453	15,234,642	23,984,676
Value of withdrawals	(16,837,279)	(16,749,107)	(182,464,190)	(46,787,723)

Change in net assets resulting from transactions in investors’ beneficial interest	(6,699,202)	(7,985,654)	(167,229,548)	(22,803,047)

Change in net assets	10,587,917	6,221,372	(175,330,611)	17,839,295

Net Assets:
Beginning of period	88,162,884	81,941,512	217,148,205	199,308,910

End of period	$98,750,801	$88,162,884	$41,817,594	$217,148,205

63	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(461,786)	$(424,078)	$429,922	$644,544
Net realized gains (losses) from investments transactions	17,836,311	(15,580,861)	1,033,776	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	17,016,734	31,798,950	5,043,263	9,018,297

Change in net assets resulting from operations	34,391,259	15,794,011	6,506,961	8,084,955

Proceeds from contributions	10,306,391	8,367,302	6,794,273	4,852,585
Value of withdrawals	(35,044,419)	(22,382,631)	(11,244,738)	(12,914,556)

Change in net assets resulting from transactions in investors’ beneficial interest	(24,738,028)	(14,015,329)	(4,450,465)	(8,061,971)

Change in net assets	9,653,231	1,778,682	2,056,496	22,984

Net Assets:
Beginning of period	129,748,321	127,969,639	49,686,156	49,663,172

End of period	$139,401,552	$129,748,321	$51,742,652	$49,686,156

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	64

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets(a)	Portfolio Turnover

GROWTH PORTFOLIO
Year Ended October 31, 2006	7.53%		$59,828	0.69%	0.38%	0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%	0.45%	0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(b)	81,942	0.62%	0.19%	0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	65.67%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89.14%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2006	32.79%		333,755	0.86%	2.03%	0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58.31%
Year Ended October 31, 2010	6.15%		41,818	0.87%	2.07%	0.87%	63.35%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2006	19.54%		241,495	0.91%	(0.40)%	0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	64.91%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	67.62%

VALUE PORTFOLIO
Year Ended October 31, 2006	22.21%		67,432	0.71%	1.23%	0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	19.77%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26.36%

(a)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

65	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments

          All open derivative positions at year end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the year ended October 31, 2010, the International Equity Portfolio entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities denominated in a particular currency. As of October 31, 2010, the Portfolios did not hold any foreign currency exchange contracts. For the year ended October 31, 2010, the monthly average contract amount of foreign exchange contracts held by the International Equity Portfolio was $6.24 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2010, the Portfolios did not hold any futures contracts.

67	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2010:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$ —	Unrealized depreciation on foreign currency exchange contracts	$ —

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended October 31, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investments and foreign currency transactions/change in unrealized appreciation/ depreciation on investments and foreign currencies	$563,265	$5,279

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

	•	Level 1: quoted prices in active markets for identical assets

	•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

	•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

          Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy. Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

69	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$96,843,545	$—	$—	$96,843,545
Investment Companies	1,314,150	—	—	1,314,150

Total Investment Securities	$98,157,695	$—	$—	$98,157,695

International Equity Portfolio
Investment Securities:
Common Stocks: (+)
Brazil	$528,105	$—	$—	$528,105
Canada	2,024,591	—	—	2,024,591
Kazakhstan	121,260	—	—	121,260
Russian Federation	122,752	—	—	122,752
South Korea	165,187	419,856	—	585,043
All other Common Stocks (b)	—	37,080,228	—	37,080,228
Investment Companies	391,214	—	—	391,214

Total Investment Securities	$3,353,109	$37,500,084	$—	$40,853,193

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$135,323,271	$—	$—	$135,323,271
Investment Companies	3,971,916	—	—	3,971,916

Total Investment Securities	$139,295,187	$—	$—	$139,295,187

Value Portfolio
Investment Securities:
Common Stocks (a)	$48,717,360	$—	$—	$48,717,360
Investment Companies	3,379,613	—	—	3,379,613

Total Investment Securities	$52,096,973	$—	$—	$52,096,973

(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

(+)	Based on the domicile of the security issuer.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1 and 2 as of October 31, 2010 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Sub-Investment Advisers for the Growth Portfolio, International

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be received by treating them as apportioned in part to other funds makes investments in the Portfolios a master-feeder structure.

71	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi Ohio pays the salary and other compensation earned by individuals as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2010 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$78,285,103	$82,782,432
International Equity Portfolio	94,911,257	123,210,909
Opportunity Portfolio	86,072,250	105,288,751
Value Portfolio	12,420,582	17,955,334

For the year ended October 31, 2010, there were no long-term U.S. Government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At October 31, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*

Growth Portfolio	$79,283,771	$18,873,924	$—	$18,873,924
International Equity Portfolio	39,386,379	3,376,252	(1,909,438)	1,466,814
Opportunity Portfolio	124,125,662	23,999,412	(8,829,887)	15,169,525
Value Portfolio	50,811,505	6,302,313	(5,016,845)	1,285,468

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Portfolios, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. There was no impact on the Portfolios’ financial statements as the Portfolios did not receive any settlement monies.

8.	Subsequent Events (Unaudited):

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Effective at the close of business on January 12, 2011, Lord, Abbett & Co. LLC will replace AllianceBernstein L.P. as Sub-Investment Adviser to the International Equity Portfolio.

73	HSBC INVESTOR PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2010, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

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HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Growth Portfolio	$1,000.00	$1,045.40	$3.56	0.69%
International Equity Portfolio	1,000.00	1,044.60	4.59	0.89%
Opportunity Portfolio	1,000.00	1,035.30	4.62	0.90%
Value Portfolio	1,000.00	996.50	3.42	0.68%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Growth Portfolio	$1,000.00	$1,021.73	$3.52	0.69%
International Equity Portfolio	1,000.00	1,020.72	4.53	0.89%
Opportunity Portfolio	1,000.00	1,020.67	4.58	0.90%
Value Portfolio	1,000.00	1,021.78	3.47	0.68%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

75	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding the HSBC Investor Family of Funds Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee

NON-INTERESTED
TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; June 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	32	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 56	Trustee	Indefinite; June 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	32	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	32	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004) Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	32	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	32	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 71	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007 – present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	32	None

*	Includes both the Fund and the underlying fund for Funds with a master/feeder structure.

HSBC INVESTOR PORTFOLIOS	76

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

          The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 39	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 47	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 51	Chief Compliance Officer	One year; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

77	HSBC INVESTOR PORTFOLIOS

Other Information:

          Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the HSBC Investor Family of Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the HSBC Investor Family of Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	78

HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Mid-Cap Fund	DISTRIBUTOR
Munder Capital Management	Foreside Distribution Services, L.P.
Munder Capital Center	10 High Street, Suite 302
480 Pierce Street	Boston, MA 02110
Birmingham, MI 48009-6063
CUSTODIAN
HSBC Investor Opportunity Portfolio	The Northern Trust Company
Westfield Capital Management Company, L.P.	50 South LaSalle Street
One Financial Center	Chicago, IL 60675
Boston, MA 02111
INDEPENDENT REGISTERED PUBLIC
HSBC Investor Value Portfolio	ACCOUNTING FIRM
NWQ Investment Management Company, LLC	KPMG LLP
2049 Century Park East, 16th Floor	191 West Nationwide Blvd., Suite 500
Los Angeles, CA 90067	Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008			12/10

HSBC Global Asset Management (USA) Inc.

October 31, 2010

HSBC Investor Funds

Annual Report

MONEY MARKET FUNDS

HSBC Investor California Tax-Free Money Market Fund

HSBC Investor New York Tax-Free Money Market Fund

HSBC Investor Prime Money Market Fund

HSBC Investor Tax-Free Money Market Fund

HSBC Investor U.S. Government Money Market Fund

HSBC Investor U.S. Treasury Money Market Fund

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Lipper California Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in California municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper New York Tax-Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in New York municipal obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper Tax- Exempt Money Market Funds Average is an equally weighted average of mutual funds that invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2010

To Our Shareholders:

For the 12-month period ended October 31, 2010, equity and debt markets performed well, with returns of 16.52% for the S&P 500 Index1, 8.82% for the MSCI EAFE Index1, 26.58% for the Russell 2000 Index1 and 8.01% for the Barclays Capital U.S. Aggregate Bond Index1.

The period began with several encouraging economic indicators, which helped buoy investor sentiment. However, concerns about a “double-dip” recession in the U.S. increased, as did questions about the financial strength of certain countries in the European Union, such as Greece, whose debt was downgraded by credit rating agencies. The market declines associated with these concerns and events proved short-lived, though, and the markets strengthened late in the period. We are pleased that our funds also performed well during the 12 months under review. In the case of our money market funds, by far the largest asset class in our fund family, this performance comes despite the conservatism of our investment discipline—a discipline the investment adviser adopted ahead of Securities and Exchange Commission (“SEC”) mandated guidelines. These guidelines include, but are not limited to, daily and weekly portfolio liquidity requirements of 10% and 30%, respectively; portfolio quality limitations on second-tier securities; and a reduction in the overall weighted average maturity of money market funds.

These funds’ yields have been supported by significant fee waivers by the investment adviser and our other service providers, as shown in the chart below:

Fund	Fees Waived
California Tax-Free Money Market Fund	$327,580
New York Tax-Free Money Market Fund	1,274,087
Prime Money Market Fund	7,423,993
Tax-Free Money Market Fund	438,252
U.S. Government Money Market Fund	6,211,568
U.S. Treasury Money Market Fund	6,910,492

Such waivers have become common in the money market fund industry. A more detailed discussion of these fee waivers can be found in the footnotes that accompany the financial statements of the money market funds.

Overall, we are pleased with the performance of the equity funds. The HSBC Investor International Equity Fund has, however, lagged its benchmark for 1-, 3- and 5- year periods. In December 2010, the Board approved a change in sub-advisor for this fund; Lord Abbett & Co. was hired as the new sub-adviser to the fund, effective January 2010. Shareholders of this fund will receive more information about this change in the future.

The Board and the investment adviser continue to pursue appropriate expansion and positioning of the fund family. HSBC has a long history of operating and investing in emerging markets, and the possibility of offering U.S. investors funds that capitalize on that experience and expertise is intriguing. While it is increasingly difficult to find asset classes that provide real diversification (investment professionals describe this as “narrowing correlation coefficients”), at this time emerging markets appear to offer such diversification. Emerging markets are widely favored by the pundits at this time. They cite valuations that are attractive by historic measures, rising capital inflows (though they remain below prior highs) and “QEII”—the Fed’s second round of monetary easing, which some observers feel is likely to further boost such investment inflows, thereby increasing these valuations. Some concern remains about these markets’ abilities to absorb these inflows. We look forward to providing you with more information on this topic at the appropriate time in the future.

QEII, the Federal Reserve’s $600 billion program to buy long-term Treasuries over the next three quarters, is both controversial and problematic when banks are highly liquid and lending is trivial. At best, I believe that the program might stimulate U.S. Gross Domestic Product (“GDP”)1 growth by 0.5%—a paltry increment that comes at high cost given the twin deficits. So, we think it best to view this effort as effectively another effort to lift the value of risk assets and to recapitalize the banks, which may borrow from the Fed at 0.25% and buy Treasuries yielding 3% or more.

1	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

At year end, the Board accepted with great regret the resignation of long-time independent chair Dr. Larry Robbins, a founding trustee of the predecessor fund family almost 25 years ago. We are delighted that Larry agreed to serve as trustee emeritus for a year, so his warmth and insight will still be available to us.

Finally, we note that Andrew Donohue stepped down as Director of the Division of Investment Management of the Securities and Exchange Commission effective November 19, 2010. “Buddy”, as he’s better known to his many friends in the fund industry, was a superb regulator—tough-minded but fair, creative, and single-minded in serving the needs of American investors. We all recall fondly his visit to a Board dinner—an outreach practice he followed throughout his SEC tenure and one that other government figures would do well to emulate.

This is my second letter as chairman to our shareholders. In drafting both reports, I’ve thought of how Charles Dickens began his novel about the French Revolution, A Tale of Two Cities: “It was the best of times, it was the worst of times...” So, too, might any money manager opine of any moment. Today, there are deep global economic imbalances—between east and west, north and south. And within our most advanced economies a growing gap prevails between governments’ promises and their ability to honor those promises. This challenge comes at a time of discouraging demographics in the OECD countries. We believe this challenge confers a special responsibility to provide the best possible risk-adjusted performance to those investors who entrust us with their capital.

I can assure you that my colleagues and I, as well as the investment adviser and other service providers, take this duty very seriously and pledge our very best effort to that good end.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds annual report, covering the period between November 1, 2009 and October 31, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the fiscal year for each of the funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

The near-zero short-term rate environment has persisted throughout the Funds’ fiscal year and is likely to continue for some time. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisors that manage the Equity Funds. The team also reviews and monitors the third party funds in which the World Selection Funds invest. We believe that this level of review and oversight helps to provide the Funds’ shareholders with significant benefits, including competitive performance.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

3	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The 12-month period between November 1, 2009 and October 31, 2010 began with continued global macroeconomic improvements. Central banks around the developed world fueled the recovery by maintaining interest rates at record lows, and governments provided stimulus programs to spark growth. In the U.S., the Federal Reserve positioned the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and maintained its quantitative easing program throughout the 12-month period.

Early in the period, several encouraging U.S. economic indicators, including positive manufacturing data and improving consumer spending levels, suggested the rebound was gaining strength. However, as the year progressed, signs emerged that the U.S. economic recovery was losing momentum. For example, the index of leading indicators in April 2010 was worse than expected, falling for the first time since March 2009. Although this period of moderation continued, several economic indicators appeared to stabilize as the period wore on, reducing fears of a “double-dip” recession. Nevertheless, there are still some areas of concern—including high U.S. unemployment figures—and forecasts now point towards a slower recovery than was anticipated at the beginning of the period.

Meanwhile, the year was regularly punctuated by periods of volatility due to sovereign debt issues in the Eurozone. This was most apparent in April when credit rating downgrades of Greece and other peripheral Eurozone countries caused bond yields in those countries to rocket upwards. In response to the deterioration of the debt situation, the International Monetary Fund (IMF) and the European Central Bank (ECB) stepped in. They agreed to a $1 trillion package, providing loan guarantees and credits, not just to Greece but to all Eurozone states in financial difficulty, restoring a measure of comfort to investors. More recently, however, debt concerns have resurfaced and the fiscal situation of countries throughout the developed world, including the U.S., continue to cause concern.

Market Review

The financial markets rallied during the first half of the period driven by positive earnings surprises, attractive valuations and ample liquidity. Investors in this environment were more comfortable with higher-risk areas of the markets, helping emerging markets and small-cap stocks produce strong gains during the six months through April.

The fiscal troubles in the Eurozone largely halted the rally in international stocks. Investors became more risk averse in this environment, which in turn pushed down equity markets around the world. In May 2010, developed markets declined by an average of 9%, while emerging markets fell by roughly 8%. However, thanks to a financial support facility from the ECB and IMF, these declines generally were short-lived. Emerging markets stocks staged a particularly strong rebound, driven by strong macroeconomic data and performed well for the period as a whole. Developed market international stocks did not perform as well for the fiscal year, in large part because of the impact of the Eurozone’s sovereign debt issues. The MSCI EAFE Index1 (Europe, Australasia and Far East) of international stocks returned 8.82%, in U.S. Dollar terms, for the 12-month period.

Domestic stocks experienced much stronger returns than their counterparts in developed foreign markets. The S&P 500 Index1 of large-company stocks returned 16.52% for the 12 months through October 2010. Small-cap and mid-cap stocks were among the period’s strongest performers: The Russell 2000® Index1 of small-company stocks returned 26.58%, and the Russell Midcap® Index1 returned 27.71%. The small- and mid-cap categories especially benefited early in the period, due to the early strength and breadth of the U.S. economic recovery and strong corporate earnings results.

Within fixed income, the performance of U.S. Treasuries was mixed over the period. Initially, the pursuit of higher yielding assets led to lower demand for government bonds. As the period progressed, investors responded to increased market volatility by returning to the relative safety of U.S. government bonds, improving their performance. Still, Treasuries lagged the rest of the fixed-income market for the 12 months as a whole. Investment grade corporate bonds and high-yield bonds benefited from attractive valuation levels and a strong improvement in corporate earnings and microeconomic conditions.

The Barclays Capital U.S. Corporate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 11.61% for the 12 months through October, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 19.35%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor California Tax-Free Money Market Fund
(Class A Shares, C Shares, D Shares and Y Shares)

by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since issues they invest in are located in one geographical area.

Yields on money market securities remained at historic lows during the 12-month period ended October 31, 2010, as concerns over the economy’s health kept interest rates at depressed levels. For example, the federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period. Recent regulatory changes by the Securities and Exchange Commission that mandated money market funds to meet certain minimum liquidity requirements also led to lower yields across the industry. Low interest rates resulted in outflows throughout the money markets as investors sought securities with more attractive yields.

High unemployment and declining tax receipts put pressure on state and local governments’ budgets during the period. In that environment, credit quality diminished across the municipal sector. The managers took a defensive approach with the Fund’s portfolio in response to the difficult credit climate by focusing on high-quality issues and deemphasizing securities of weaker issues to pursue the Fund’s primary goal of capital preservation. Management also maintained a weighted average maturity that was shorter than that of its peers in order to enhance the Fund’s liquidity.*

Throughout the period, the supply of money market eligible tax-free securities was low. One reason for this was that municipalities issued longer-term debt to capitalize on historically low interest rates (and thus, borrowing costs) and to reduce their dependence on short-term funding, which can be less stable. Low supply also was due in part to the success of Build America, the federal government’s bond program that partially subsidizes interest that state and local governments pay.

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		7-Day Average	Gross	Net

Class A3	3/2/07	—	—	0.55		—	0.82	0.81

Class C4	5/7/07	—	—	1.75		—	1.42	1.41

Class D	6/17/02	0.01	1.56	1.31		0.02	0.67	0.66

Class Y	7/18/02	0.02	1.74	1.52		0.02	0.42	0.41

Lipper California Tax-Exempt Money Market Funds Average[5]	—	0.04	1.61	1.33	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 334, 332 and 3 days during the year ended October 31, 2010, 2008 and 2007, respectively. The class was operational during the entire year ended October 31, 2009.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 28, 152, and 165 days during the years ended October 31, 2009, 2008 and 2007, respectively. The class had no operations during the year ended October 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 5/31/02 to 10/31/10.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor New York Tax-Free Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares and Y Shares)

by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since issues they invest in are located in one geographical area.

Concerns over the economy’s health kept interest rates and yields on money market securities at historic lows during the 12-month period ended October 31, 2010. For example, the federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period. The Securities and Exchange Commission’s recent regulatory changes requiring money market funds to maintain minimum liquidity also pushed yields lower across the industry. In that environment, investors withdrew funds from the money markets in search of securities with higher yields.

High unemployment and declining tax receipts put pressure on state and local governments’ budgets during the period. In that environment, credit quality diminished across the municipal sector. The managers took a defensive approach with the Fund’s portfolio in response to the difficult credit environment by focusing on high-quality issues and deemphasizing securities of weaker issues to pursue the Fund’s primary goal of capital preservation. Management also maintained a weighted average maturity that was shorter than that of its peers in order to enhance the Fund’s liquidity.*

Throughout the period, the supply of money market eligible tax-free securities was low. One reason for this was that municipalities issued longer-term debt to capitalize on historically low interest rates (and thus, borrowing costs) and to reduce their dependence on short-term funding, which can be less stable. Low supply also was due in part to the success of Build America, the federal government’s bond program that partially subsidizes interest that state and local governments pay.

*          Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2010	Inception Date	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	11/17/94	0.02	1.56	1.33	1.95		0.02	0.64	0.64

Class B3	4/29/98	—	1.28	0.89	0.89		—	1.24	1.24

Class C4	3/19/01	—	—	—	0.77		—	1.24	1.24

Class D	4/1/99	0.02	1.65	1.46	1.68		0.02	0.49	0.49

Class Y	7/1/96	0.02	1.83	1.68	2.14		0.02	0.24	0.24

Lipper New York Tax-Exempt Money Market Funds Average[5]	—	0.03	1.66	1.46	2.08	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]

Reflects the applicable contingent deferred sales charge, maximum of 4.00%. Class B Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 190 days during the year ended October 31, 2010. The Class was operational during the entire years ended October 31, 2009, 2008, 2007, 2006, 2005, 2004, 2003, 2002 and 2001.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the class had operations, which was 81, 81, 145 and 227 days during the years ended October 31, 2004, 2003, 2002 and 2001, respectively. The class had no operations during the entire years ended October 31, 2010, 2009, 2008, 2007, 2006 and 2005.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 10/31/94 to 10/31/10.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor Prime Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields on money market securities remained at historic lows during the 12 months through October 31, 2010, as concerns over the economy’s health kept interest rates at depressed levels. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period. Recent regulatory changes by the Securities and Exchange Commission that required money market funds to maintain minimum liquidity also lead to lower yields across the industry. Low interest rates resulted in outflows from the money markets as investors sought securities with more attractive yields.

The Fund’s weighted average maturity at the beginning of the period was shorter than that of its benchmark index, due to our belief that the higher yield available on longer-term issues did not outweigh the additional risk given the uncertain economic environment. We also purchased floating-rate notes to prepare for the possibility that interest rates may move higher. Such securities are designed to adjust their interest rates quickly when the general level of interest rates shifts.*

This emphasis on relatively short-term issues and floating-rate notes enabled the Fund to more quickly reinvest in higher yielding securities during the second calendar quarter, when economic concerns in Europe pushed rates on short-term money market securities higher. The Fund extended its weighted average maturity later in the period, after it became clear that the global economy was stabilizing somewhat.*

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2010	Inception Date	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	11/13/98	0.01	2.39	2.12	2.60		0.01	0.66	0.66

Class B3	4/4/01	-3.99	1.99	—	1.61		0.01	1.26	1.26

Class C4	3/23/01	-0.99	1.99	—	1.51		0.01	1.26	1.26

Class D	4/1/99	0.01	2.50	2.25	2.67		0.01	0.51	0.51

Class I	1/9/02	0.14	2.81	—	2.34		0.14	0.16	0.16

Class Y	11/12/98	0.05	2.70	2.48	2.97		0.05	0.26	0.26

Lipper Money Market Funds Average[5]	—	0.03	2.30	2.00	2.51	[6]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[5]	For additional information, please refer to the Glossary of Terms.

[6]	Return for the period 10/31/98 to 10/31/10.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Tax-Free Money Market Fund
(Class A Shares, C Shares, D Shares, I Shares and Y Shares)

by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Concerns about the health of the economy caused yields on money market securities to remain at historically low levels throughout the 12-month period ended October 31, 2010. The federal funds rate (a key short-term interest rate) remained within a range of 0.00% to 0.25% throughout the period. Recent regulatory changes by the Securities and Exchange Commission requiring money market funds to maintain minimum liquidity also resulted in lower yields across the industry. Low interest rates caused outflows throughout the money markets, as investors sought securities with more attractive yields.

High unemployment and declining tax receipts put pressure on state and local governments’ budgets during the period. In that environment, credit quality diminished across the municipal sector. The managers took a defensive approach with the Fund’s portfolio in response to the difficult credit environment by focusing on high-quality issues and deemphasizing securities of weaker issues to pursue the Fund’s primary goal of capital preservation. Management also maintained a weighted average maturity that was shorter than that of its peers in order to enhance the Fund’s liquidity.*

Throughout the period, the supply of money market eligible tax-free securities was low. One reason for this was that municipalities issued longer-term debt to capitalize on historically low interest rates (and thus, borrowing costs) and to reduce their dependence on short-term funding, which can be less stable. Low supply also was due in part to the success of Build America, the federal government’s bond program that partially subsidizes interest that state and local governments pay.

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		7-Day Average	Gross	Net

Class A3	8/27/04	—	—	0.35		—	0.76	0.76

Class C4	7/30/07	—	—	0.09		—	1.36	1.36

Class D	8/24/04	0.01	1.64	1.63		0.01	0.61	0.61

Class I5	6/25/04	—	—	0.27		—	0.26	0.26

Class Y	6/8/04	0.08	1.86	1.82		0.08	0.36	0.36

Lipper Tax-Exempt Money Market Funds Average[6]	—	0.03	1.63	1.57	[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 262, 24, 78 and 5 days during the years ended October 31, 2009, 2007, 2006 and 2004, respectively. The class was operational during the entire year ended October 31, 2010.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the class had operations, which was 15 days during the year ended October 31, 2007. The class had no operations during the years ended October 31, 2010, 2009, and 2008.

[5]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 51, 27 and 40 days during the years ended October 31, 2010, 2005 and 2004, respectively. The class had no operations during the years ended October 31, 2009, 2008, 2007 and 2006.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period 5/31/04 to 10/31/10.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor U.S. Government Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest rates remained at historically low levels throughout the 12-month period ended October 31, 2010, which was a reflection of investors’ concern about the pace of the economic recovery. The federal funds rate (a key short-term interest rate) ranged between 0.00% and 0.25% throughout the period.

Yields on money market securities remained at very low levels in that environment. Money market funds’ yields were further depressed as a result of regulatory changes requiring the funds to meet higher standards for liquidity. During the period investors withdrew assets from money market securities in search of higher yields in other areas of the market.

The Fund held a weighted average maturity longer than that of its index during the period, in an effort to capture additional yield available on longer-term money market securities. The Fund’s emphasis on longer-term issues with relatively high yields also was designed to help minimize the impact of yields falling to near 0.00% at the end of each quarter, which occurred as broker-dealers purchased large quantities of government securities in order to reduce the percentage of loans on their balance sheets and increase the percentage of securities. These large purchases pushed down yields on government securities. But while the fund maintained a relatively long average maturity, it held a significant percentage of its portfolio in repurchase agreements maturing within one day in order to provide additional liquidity in the uncertain environment.*

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)					Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2010	Inception Date	1 Year	5 Year	10 Year	Since Inception		7-Day Average	Gross	Net

Class A	5/3/90	0.02	2.21	1.96	3.37		0.01	0.66	0.66

Class B3	9/11/98	-3.98	2.14	1.76	2.20		0.01	1.26	1.26

Class C4	11/20/06	—	—	—	1.39		—	1.26	1.26

Class D	4/1/99	0.02	2.31	2.09	2.49		0.01	0.51	0.51

Class I5	12/24/03	0.08	—	—	2.27		0.09	0.16	0.16

Class Y	7/1/96	0.02	2.50	2.31	3.16		0.01	0.26	0.26

Lipper U.S. Government Money Market Funds Average[6]	—	0.02	2.19	1.96	3.40	[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the class had operations, which was 351 and 346 days during the years end October 31, 2010 and 2007, respectively. The class has no operations during the years ended October 31, 2009 and 2008.

[5]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 357, 136, 89 and 10 days during the years ended October 31, 2007, 2006, 2005 and 2004, respectively. The class was operational during the entire years ended October 31, 2010, 2009 and 2008.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period 4/30/90 to 10/31/10.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor U.S. Treasury Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)

by John Chiodi
Senior Portfolio Manager

Investment Concerns

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The 12-month period ended October 31, 2010 was characterized by historically low interest rates. Low rates resulted from investor concerns about the health of the economy as well as from regulatory changes by the Securities and Exchange Commission, which required money market funds to meet new standards for liquidity. The federal funds rate (a key short-term interest rate) ranged between 0.00% and 0.25% during the period.

In that environment, investors withdrew funds from money market securities in search of more attractive yields elsewhere.

The Fund maintained a weighted average maturity that was longer than that of its index, in an effort to capture additional yield available from longer-term Treasuries. Emphasizing slightly longer-term, higher yielding issues also helped offset the impact of quarter-end window dressing, which occurs when institutional investors purchase large quantities of Treasury securities near the end of a reporting period in order to show that their holdings consist of high-quality securities. The amount of buying during the period caused yields on many Treasury bills to fall to near 0.00% at the end of each quarter.*

*	Portfolio composition is subject to change.

Fund Performance		Average Annual Total Return (%)				Yield (%)[1]	Expense Ratio (%)[2]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		7-Day Average	Gross	Net

Class A	5/24/01	0.01	1.86	1.49		0.01	0.66	0.66

Class B3	8/13/04	-3.99	1.51	1.43		0.01	1.26	1.26

Class C4	12/24/03	—	—	0.04		—	1.26	1.26

Class D	5/14/01	0.01	1.95	1.61		0.01	0.51	0.51

Class I5	12/30/03	0.01	2.21	1.91		0.01	0.16	0.16

Class Y	5/11/01	0.01	2.11	1.81		0.01	0.26	0.26

Lipper U.S. Treasury Money Market Funds Average[6]	—	0.01	1.92	1.62	[7]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

[1]	The 7-day yield quotation typically more closely reflects the current earnings of the Fund than the total return quotation.

[2]	Reflects the expense ratio as reported in the prospectus dated March 1, 2010.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[4]

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 351 and 26 days during the years ended October 31, 2010 and 2008, respectively. The class was operational during the entire year ended October 31, 2009.

[5]

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 280 and 13 days during the years ended October 31, 2005 and 2004, respectively. The class was operational during the years ended October 31, 2010, 2009, 2008, 2007 and 2006.

[6]	For additional information, please refer to the Glossary of Terms.

[7]	Return for the period 4/30/01 to 10/31/10.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

Portfolio Composition*
October 31, 2010
(Unaudited)

HSBC Investor California Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	85.4%

Investment Companies	9.8%

Municipal Bonds	2.8%

Commercial Paper And Notes	2.0%

Total	100.0%

HSBC Investor N.Y. Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	93.2%

Investment Companies	2.8%

Municipal Bonds	2.0%

Commercial Paper And Notes	2.0%

Total	100.0%

HSBC Investor Prime Money Market Fund

Investment Allocation	Percentage of Investments at Value

Commercial Paper And Notes	36.4%

Certificates of Deposit	29.2%

U.S. Treasury Obligations	8.0%

Corporate Obligations	7.2%

Repurchase Agreements	5.8%

Time Deposits	5.6%

Variable Rate Demand Notes	5.6%

Municipal Bonds	2.2%

Total	100.0%

HSBC Investor Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Demand Notes	79.9%

Municipal Bonds	12.0%

Commercial Paper And Notes	4.5%

Investment Companies	3.6%

Total	100.0%

HSBC Investor U.S. Government Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Government and Government Agency Obligations	49.7%

Repurchase Agreements	43.9%

U.S. Treasury Obligations	6.4%

Total	100.0%

HSBC Investor U.S. Treasury Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Treasury Bills	100.0%

Total	100.0%

*	Portfolio composition is subject to change.

11	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010

Variable Rate Demand Notes—85.8%

	Principal Amount($)	Amortized Cost($)

California – 85.8%
ABAG Finance Authority for Nonprofit Corps. Multi-family Revenue, Series A, 0.27%, 12/15/32, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,000,000	1,000,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 0.35%, 7/1/35, (LOC Wells Fargo Bank N.A., U.S. Bank N.A.) (a)	500,000	500,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 0.29%, 9/1/35, (LOC Bank of New York) (a)	775,000	775,000
Beaumont California Utility Authority Revenue, Series A, 0.26%, 9/1/41, (LOC Union Bank of California N.A., California State Teacher’s Retirement) (a)	900,000	900,000
Berkeley California Revenue, 0.22%, 7/1/38, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000
California Educational Facilities Authority Revenue, 0.35%, 10/1/36, (LOC Bank of America N.A.) (a)	1,000,000	1,000,000
California Health Facilities Financing Authority Revenue, Series A, 0.22%, 8/1/21, (LOC U.S. Bank N.A.) (a)	500,000	500,000
California Health Facilities Financing Authority Revenue, Series F, 0.23%, 10/1/31, (LOC Northern Trust Co.) (a)	925,000	925,000
California Health Facilities Financing Authority Revenue, Series A-2, 0.27%, 11/15/40, (LOC Bank of America N.A.) (a)	500,000	500,000
California Infrastructure & Economic Development Bank Revenue, Series C, 0.25%, 9/1/38, (LOC Bank of Nova Scotia) (a)	500,000	500,000
California Municipal Finance Authority Revenue, Series A, 0.22%, 8/1/28, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000
California Municipal Finance Authority Revenue, 0.29%, 7/1/38, (LOC U.S. Bank N.A.) (a)	500,000	500,000
California Pollution Control Financing Authority Revenue, 0.25%, 11/1/26, (LOC Bank One N.A.) (a)	500,000	500,000
California Pollution Control Financing Authority Revenue, 0.25%, 11/1/26, (LOC JP Morgan Chase & Co.) (a)	500,000	500,000
California State Economic Recovery, GO, Series C, 0.22%, 7/1/23, (LOC Bank of America N.A.) (a)	500,000	500,000
California State Economic Recovery, GO, Series C, 0.25%, 7/1/23, (LOC JP Morgan Chase & Co.) (a)	655,000	655,000
California State Kindergarten, 0.22%, 5/1/34, (LOC Citibank N.A.) (a)	500,000	500,000
California State Kindergarten, 0.24%, 5/1/34, (State Street Bank & Trust Co.) (a)	1,500,000	1,500,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

California, continued
California State, GO, Series A, 0.28%, 5/1/33, (LOC Bank of Montreal) (a)	1,500,000	1,500,000
California State, GO, 0.23%, 5/1/34, (LOC Citibank N.A.) (a)	500,000	500,000
California Statewide Communities Development Authority Multi-family Revenue, Series B, 0.29%, 6/15/25, AMT, (Credit Support FNMA, Liquidity Facility FNMA) (a)	500,000	500,000
California Statewide Communities Development Authority Multi-family Revenue, Series Q, 0.31%, 10/1/38, AMT, (LOC Citibank N.A.) (a)	600,000	600,000
California Statewide Communities Development Authority Revenue, Series C, 0.26%, 8/15/27, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000
California Statewide Communities Development Authority Revenue, 0.24%, 9/1/29, (LOC JP Morgan Chase Bank) (a)	500,000	500,000
California Statewide Communities Development Authority Revenue, 0.32%, 2/1/38, (LOC Wells Fargo Bank N.A.) (a)	700,000	700,000
Calleguas-Las Virgenes Public Financing Authority Revenue, Series A, 0.22%, 7/1/37, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000
Chino Basin California Regional Financing Authority Revenue, Series B, 0.29%, 6/1/32, (LOC Dexia Credit Local) (a)	500,000	500,000
Contra Costa County California Housing Authority Multi-family Revenue, 0.31%, 11/15/17, (Credit Support FHLMC) (a)	500,000	500,000
Easy Bay California Municipal Utility District Water System Revenue, Sub-series B, 0.28%, 6/1/25, (Credit Support FSA, SPA Dexia Credit Local) (a)	500,000	500,000
Hayward California Housing Authority Multi-family Revenue, 0.30%, 3/1/27, (Credit Support FHA, LOC State Street B&T Co.) (a)	500,000	500,000
Hemet California Unified School District Certificates of Participation, 0.25%, 10/1/36, (LOC State Street B&T Co.) (a)	1,000,000	1,000,000
Hesperia California Unified School District Certificates of Participation, 0.50%, 2/1/18, (Credit Support FSA, SPA Dexia Bank) (a)	750,000	750,000
Irvine California Import Bond Act 1915, 0.23%, 9/2/25, (LOC Bank of America N.A.) (a)	500,000	500,000
Irvine Public Facilities & Infrastructure Authority Lease Revenue, 0.58%, 11/1/10, (LOC State Street B&T Co.) (a)	460,000	460,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	12

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

California, continued
Irvine Ranch California Water District GO, Series B, 0.25%, 10/1/41, (LOC Bank of America N.A.) (a)	500,000	500,000
Kern California Water Bank Authority Revenue, Series A, 0.22%, 7/1/28, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000
Lancaster California Redevelopment Agency Multi-family Housing Revenue, Series C, 0.27%, 12/1/26, (Credit Support FNMA, Liquidity Facility FNMA) (a)	500,000	500,000
Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue, Series C-2, 0.24%, 7/1/25, (LOC U.S. Bank N.A.) (a)	600,000	600,000
Los Angeles County California Metropolitan Transportation Authority Sales Tax Revenue, Series C-3, 0.24%, 7/1/25, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,000,000	1,000,000
Los Angeles County Housing Authority Multi-family Housing Revenue, 0.31%, 5/1/33, (Credit Support FHLMC) (a)	500,000	500,000
Manhattan Beach California Certificates of Participation, 0.45%, 8/1/32, (LOC Bank of America N.A.) (a)	500,000	500,000
Modesto California Public Financing Authority Lease Revenue, 0.31%, 9/1/33, (LOC Bank of America N.A.) (a)	500,000	500,000
Morgan Hill Redevelopment Agency Tax Allocation, 0.25%, 9/1/33, (LOC Scotiabank) (a)	750,000	750,000
Murrieta Valley California Unified School District Certificates of Participation, 0.27%, 5/1/41, (LOC U.S. Bank N.A.) (a)	1,000,000	1,000,000
Oakland-Alameda County California Coliseum Authority Lease Revenue, Series C-1, 0.29%, 2/1/25, (LOC Bank of New York, California State Teacher’s Retirement) (a)	1,000,000	1,000,000
Orange County California Apartment Development Revenue, 0.26%, 12/1/22, (Credit Support FHLMC) (a)	500,000	500,000
Otay California Water District Certificates of Participation, 0.28%, 9/1/26, (LOC Landesbank Hessen-Thuringen) (a)	1,000,000	1,000,000
Perris California Union High School District Certificates of Participation, 0.50%, 9/1/33, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,000,000	1,000,000
Riverside County California Certificates of Participation, 0.30%, 12/1/15, (LOC State Street B&T Co.) (a)	1,000,000	1,000,000
Sacramento California Suburban Water District Certificates of Participation, Series A-2, 0.25%, 11/1/28, (LOC Allied Irish Bank plc) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

California, continued
Sacramento California Suburban Water District Certificates of Partifipation, Series A, 0.25%, 11/1/34, (LOC Sumitomo Mitsui Banking) (a)	1,000,000	1,000,000
San Francisco California City & County Redevelopment Agency Community Facilities District Special Obligation, Series A, 0.29%, 8/1/36, (LOC JP Morgan Chase & Co.) (a)	750,000	750,000
San Francisco California City & County Redevelopment Agency Multi-family Revenue, Series F, 0.29%, 12/1/33, AMT, (LOC Citibank N.A.) (a)	625,000	625,000
San Jose California Multi-family Housing Revenue, Series F, 0.50%, 7/15/35, AMT, (Credit Support FNMA, Liquidity Facility FNMA) (a)	835,000	835,000
San Jose California Redevelopment Agency Revenue, Series B, 0.30%, 8/1/32, (LOC JP Morgan Chase Bank) (a)	800,000	800,000
Santa Clara California Electric Revenue, Sub-series B, 0.28%, 7/1/27, (LOC Dexia Credit Local) (a)	500,000	500,000
South Bay California Regional Public Communications Authority Revenue, Series C, 0.32%, 1/1/31, (LOC Bank of America N.A.) (a)	500,000	500,000
South Placer California Wastewater Authority Revenue, Series B, 0.26%, 11/1/27, (LOC State Street B&T Co., California State Teacher’s Retirement) (a)	500,000	500,000
Southern California Public Power Authority Transmission Project Revenue, Series A, 0.34%, 7/1/21, (Credit Support FSA, SPA Dexia Credit Local) (a)	750,000	750,000
Three Valleys California Municipal Water District Certificates of Participation, 0.29%, 11/1/14, (LOC Wells Fargo Bank N.A.) (a)	500,000	500,000
Tracy California Multi-family Housing Revenue, Series A, 0.29%, 5/1/15, (LOC FHLMC) (a)	1,000,000	1,000,000
Turlock California Irrigation District Certificates of Participation, 0.25%, 1/1/31, (LOC Societe Generale) (a)	700,000	700,000
Whittier California Health Facility Revenue, Series B, 0.23%, 6/1/36, (LOC U.S. Bank N.A.) (a)	300,000	300,000

		42,875,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $42,875,000)		42,875,000

13	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Municipal Bonds—2.8%

	Shares or Principal Amount($)	Amortized Cost($)

California – 1.5%
California Educational Facilities Authority Revenue, Series A, 5.00%, 10/1/32, prerefunded 10/1/11 @ 100	250,000	260,652
Los Altos California School District, GO, Series B, 5.00%, 8/1/17, prerefunded 8/1/11 @ 100	500,000	517,721

		778,373

Puerto Rico – 1.3%
Puerto Rico Commonwealth, GO, 4.90%, 7/1/16, (Credit Support FSA), prerefunded 7/1/11 @ 100	625,000	644,374

TOTAL MUNICIPAL BONDS (COST $1,422,747)		1,422,747

Commercial Paper And Notes—2.0%

California – 2.0%
San Joaquin County Transportation Authority, 0.27%, 11/17/10, (LOC Citibank N.A.)	1,000,000	1,000,000

TOTAL COMMERCIAL PAPER AND NOTES (COST $1,000,000)		1,000,000

Investment Companies—9.8%

BlackRock Liquidity Funds Money Fund Portfolio, 0.11% (b)	2,349,000	2,349,000
Northern Institutional Tax Exempt Portfolio, Shares Class, 0.02% (b)	2,545,040	2,545,040

TOTAL INVESTMENT COMPANIES (COST $4,894,040)		4,894,040

TOTAL INVESTMENTS (COST $50,191,787) — 100.4%		50,191,787

Percentages indicated are based on net assets of $49,977,065.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

AMT	— Interest on security is subject to federal alternative minimum tax
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
LOC	— Letter of Credit
plc	— Public Limited Company
SPA	— Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	14

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes—93.2%

	Principal Amount($)	Amortized Cost($)

New York – 93.2%
Buffalo Municipal Water Finance Authority Water Systems Revenue, 0.24%, 7/1/35, (LOC JP Morgan Chase Bank) (a)	5,000,000	5,000,000
Dutchess County IDA Civic Facility Revenue, Series A, 0.27%, 7/1/38, (LOC TD Bank N.A.) (a)	4,900,000	4,900,000
Long Island Power Authority Electrical Systems Revenue, Series D, 0.31%, 12/1/29, (Credit Support AGM, SPA Dexia Credit Local) (a)	5,000,000	5,000,000
Long Island Power Authority Electrical Systems Revenue, Series J, 0.33%, 12/1/29, (Credit Support AGM, SPA Dexia Credit Local) (a)	6,000,000	6,000,000
Long Island Power Authority Electrical Systems Revenue, Series M, 0.32%, 12/1/29, (Credit Support FSA, SPA Dexia Credit Local) (a)	4,100,000	4,100,000
Long Island Power Authority Electrical Systems Revenue, Sub-series 1B, 0.25%, 5/1/33, (LOC State Street B&T Co.) (a)	10,000,000	10,000,000
Metropolitan Transportation Authority Revenue, Sub-series B-1, 0.25%, 11/1/34, (LOC Scotiabank) (a)	7,000,000	7,000,000
Metropolitan Transportation Authority Revenue, Sub-series B-2, 0.25%, 11/1/34, (LOC BNP Paribas) (a)	2,900,000	2,900,000
Metropolitan Transportation Authority Revenue, Sub-series B-3, 0.25%, 11/1/34, (LOC Lloyds TSB Bank plc) (a)	2,900,000	2,900,000
Monroe County IDA Civic Facility Revenue, 0.25%, 1/15/32, (LOC JP Morgan Chase Bank) (a)	4,945,000	4,945,000
Monroe County IDA Civic Facility Revenue, 0.26%, 4/1/35, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000
Monroe County IDA Civic Facility Revenue, 0.25%, 6/1/36, (LOC JP Morgan Chase Bank) (a)	3,800,000	3,800,000
Monroe County IDA Civic Facility Revenue, 0.28%, 2/1/38, (LOC JP Morgan Chase Bank) (a)	1,800,000	1,800,000
Monroe County IDA Civic Facility Revenue, 0.28%, 4/1/38, (LOC JP Morgan Chase Bank) (a)	2,200,000	2,200,000
Nassau County IDA Civic Facility Revenue, 0.55%, 6/1/19, AMT, (LOC Fleet Bank N.A.) (a)(b)	1,345,000	1,345,000
Nassau Health Care Corp. Revenue, 0.22%, 8/1/29, (Credit Support County Guaranteed, LOC TD Bank N.A.) (a)	5,000,000	5,000,000
Nassau Health Care Corp. Revenue, Sub-series B-2, 0.25%, 8/1/29, (Credit Support County Guaranteed, LOC TD Bank N.A.) (a)	3,000,000	3,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
Nassau Health Care Corp. Revenue, Sub-series D-2, 0.32%, 8/1/29, (Credit Support County Guaranteed, LOC JP Morgan Chase Bank) (a)	5,000,000	5,000,000
New York City Capital Resources Corp. Revenue, Series B1, 0.33%, 7/1/37, (LOC Bank of America N.A.) (a)	2,000,000	2,000,000
New York City GO, 0.28%, 9/1/35, (LOC Royal Bank of Scotland) (a)	4,000,000	4,000,000
New York City GO, 0.28%, 2/15/16, (LOC Bayerische Landesbank) (a)	3,000,000	3,000,000
New York City GO, Series H, Sub-series H-3, 0.27%, 8/1/19, (Credit Support AGM, SPA State Street B&T Co.) (a)	4,000,000	4,000,000
New York City GO, Sub-series H-4, 0.21%, 3/1/34, (LOC Bank of New York) (a)	5,930,000	5,930,000
New York City GO, Sub-series L-4, 0.24%, 4/1/38, (LOC U.S. Bank N.A.) (a)	15,000,000	15,000,000
New York City Health & Hospital Corp. Revenue, Series B, 0.27%, 2/15/31, (Credit Support GO of Corp., LOC TD Bank N.A.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.26%, 11/15/19, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.28%, 4/1/31, (Credit Support FHLMC) (a)	1,135,000	1,135,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.26%, 4/15/35, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,600,000	1,600,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.26%, 6/15/32, (Credit Support FNMA) (a)	3,000,000	3,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.29%, 12/1/36, (LOC Landesbank Hessen) (a)	10,035,000	10,035,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 0.25%, 11/1/46, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	4,000,000	4,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.30%, 1/1/36, AMT, (LOC Citibank N.A.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.26%, 12/15/37, AMT, (Credit Support FNMA, Liquidity Facility FNMA) (a)	3,000,000	3,000,000

15	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.30%, 1/1/38, AMT, (LOC Citibank N.A.) (a)	1,500,000	1,500,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.30%, 2/1/38, AMT, (LOC Citibank N.A.) (a)	500,000	500,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.31%, 10/1/40, AMT, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.25%, 10/15/41, (Credit Support FNMA, Liquidity Facility FNMA) (a)	4,000,000	4,000,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, Series A, 0.28%, 7/1/43, (LOC Citibank N.A.) (a)	3,000,000	3,000,000
New York City IDA Civic Facility Revenue, 0.22%, 11/1/32, (LOC Wachovia Bank N.A.) (a)	1,500,000	1,500,000
New York City IDA Civic Facility Revenue, 0.31%, 12/1/36, (LOC JP Morgan Chase Bank) (a)	4,360,000	4,360,000
New York City IDA Civic Facility Revenue, Series B, 0.23%, 6/1/36, (Credit Support Radian, LOC TD Bank N.A.) (a)	4,600,000	4,600,000
New York City IDA Special Facility Revenue, Series B, 0.29%, 5/1/33, (LOC Bank of America N.A.) (a)	8,000,000	8,000,000
New York City Municipal Water Finance Authority Revenue, Series F1, 0.30%, 6/15/33, (SPA Dexia Credit Local) (a)	3,000,000	3,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series BB-1, 0.24%, 6/15/36, (LOC Fortis Bank S.A.) (a)	5,000,000	5,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series BB-3, 0.24%, 6/15/34, (SPA BNP Paribas) (a)	8,540,000	8,540,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series CC, 0.24%, 6/15/41, (SPA Barclays Bank plc) (a)	7,000,000	7,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B-4, 0.25%, 6/15/23, (SPA BNP Paribas) (a)	2,000,000	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B2, 0.25%, 6/15/24, (SPA Lloyds TSB Bank plc) (a)	5,000,000	5,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3-F, 0.25%, 11/1/22, (SPA Royal Bank of Canada) (a)	4,270,000	4,270,000
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3-H, 0.27%, 11/1/22, (SPA Royal Bank of Canada) (a)	10,300,000	10,300,000
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3G, 0.24%, 11/1/22, (SPA Bank of New York) (a)	2,085,000	2,085,000
New York City Transitional Finance Authority Revenue, Series A2, 0.28%, 11/15/27, (SPA Bank of Nova Scotia) (a)	6,100,000	6,100,000
New York City Transitional Finance Authority Revenue, Sub-series 2-D, 0.27%, 11/1/22, (Liquidity Facility Lloyds TSB Bank plc) (a)	10,000,000	10,000,000
New York City Trust for Cultural Resources Revenue, 0.22%, 4/1/26, (LOC Wachovia Bank N.A.) (a)	9,000,000	9,000,000
New York City Trust for Cultural Resources Revenue, 0.26%, 4/1/30, (LOC The Chase Manhattan Bank) (a)	5,000,000	5,000,000
New York City Trust for Cultural Resources Revenue, Series B-1, 0.24%, 11/1/38, (LOC U.S. Bank N.A.) (a)	6,950,000	6,950,000
New York GO, Series B2, Sub-series B5, 0.27%, 8/15/11, (Credit Support MBIA, SPA Bank of Nova Scotia) (a)	3,770,000	3,770,000
New York GO, Series H, Sub-series H-2, 0.27%, 8/1/13, (Credit Support NATL-RE, SPA Wachovia Bank N.A.) (a)	4,000,000	4,000,000
New York GO, Sub-series D-4, 0.23%, 12/1/32, (SPA Calyon Bank) (a)	5,000,000	5,000,000
New York GO, Sub-series F-4-A, 0.24%, 9/1/35, (LOC Sumitomo Trust Banking Corp.) (a)	5,000,000	5,000,000
New York State Dormitory Authority Revenue, 0.22%, 7/1/28, (LOC TD Bank N.A.) (a)	1,400,000	1,400,000
New York State Dormitory Authority Revenue, Series D, 0.26%, 7/1/34, (Credit Support XLCA, LOC TD Bank N.A.) (a)	4,675,000	4,675,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.26%, 7/1/36, (Credit Support XLCA, LOC TD Banknorth N.A.) (a)	1,900,000	1,900,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.27%, 12/1/36, (LOC TD Bank N.A.) (a)	4,500,000	4,500,000
New York State Dormitory Authority Revenue, Non State Supported Debt, 0.26%, 1/1/39, (LOC TD Banknorth N.A.) (a)	3,900,000	3,900,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	16

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A, 0.26%, 11/15/36, (Credit Support FNMA, Liquidity Facility FNMA) (a)	7,400,000	7,400,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.23%, 7/1/39, (LOC TD Bank N.A.) (a)	1,500,000	1,500,000
New York State Dormitory Authority Revenue, State Supported Debt, Series C, 0.29%, 7/1/31, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, 0.25%, 11/1/39, AMT, (LOC Mizuho Corporate Bank) (a)	1,000,000	1,000,000
New York State Energy Research & Development Authority Facilities Revenue, 0.27%, 11/1/39, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Series C2, 0.29%, 11/1/39, AMT, (LOC Mizuho Corporate Bank) (a)	5,000,000	5,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A-3, 0.27%, 5/1/39, (LOC Wachovia Bank N.A.) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, 0.29%, 5/15/33, AMT, (Credit Support FNMA) (a)	2,000,000	2,000,000
New York State Housing Finance Agency Revenue, 0.25%, 5/15/34, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.25%, 11/15/37, (Credit Support FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, 0.27%, 5/15/15, (LOC Landesbank Hessen-Thuringen) (a)	800,000	800,000
New York State Housing Finance Agency Revenue, 0.30%, 5/15/28, AMT, (Credit Support FNMA, LOC FNMA) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.31%, 5/15/32, AMT, (Credit Support FNMA) (a)	1,600,000	1,600,000
New York State Housing Finance Agency Revenue, Series A, 0.28%, 11/1/32, AMT, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	2,050,000	2,050,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/15/34, (Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/1/35, (Credit Support FHLMC) (a)	5,000,000	5,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New York, continued
New York State Housing Finance Agency Revenue, Series A, 0.29%, 11/1/39, AMT, (LOC Citibank N.A.) (a)	7,600,000	7,600,000
New York State Housing Finance Agency Revenue, Series A, 0.29%, 11/1/41, (LOC Bank of New York) (a)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/1/42, (LOC Wachovia Bank N.A.) (a)	4,200,000	4,200,000
New York State Housing Finance Agency Revenue, Series A, 0.26%, 5/1/42, (LOC Wachovia Bank N.A.) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.26%, 5/1/44, (LOC Bank of America N.A.) (a)	5,000,000	5,000,000
New York State Housing Finance Agency Revenue, Series A, 0.25%, 5/1/45, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	2,500,000	2,500,000
New York State Local Government Assistance Corp. Revenue, Series C, 0.29%, 4/1/25, (LOC Landesbank Hessen-Thuringen) (a)	4,089,000	4,089,000
New York State Power Authority, Finance & Administration GO, 0.29%, 3/1/20, (Liquidity Facility Bank of Nova Scotia) (a)	10,000,000	10,000,000
New York State Urban Development Corp. Revenue, Series A-5, 0.24%, 1/1/30, (LOC TD Banknorth N.A.) (a)	3,300,000	3,300,000
Port Authority of New York & New Jersey Special Obligation Revenue, 0.29%, 4/1/24, AMT, (SPA Landesbank Hessen-Thuringen) (a)	9,500,000	9,500,000
Port Authority of New York & New Jersey Special Obligation Revenue, 0.29%, 8/1/28, AMT, (SPA Bayerische Landesbank) (a)	9,000,000	9,000,000
Poughkeepsie Industrial Development Agency Senior Living Facility Revenue, 0.34%, 4/1/40, AMT, (LOC JP Morgan Chase & Co.) (a)	8,000,000	8,000,000
Ramapo Housing Authority Revenue, Series A, 0.29%, 12/15/38, AMT, (Credit Support FNMA, Liquidity Facility FNMA) (a)	500,000	500,000
Rockland County IDA Civic Facility Revenue, 0.22%, 12/1/32, (LOC Wachovia Bank N.A.) (a)	7,000,000	7,000,000
Suffolk County IDA Civic Facility Revenue, 0.22%, 11/1/14, (LOC Bank of America N.A.) (a)	6,965,000	6,965,000
Suffolk County IDA Civic Facility Revenue, 0.80%, 8/1/18, AMT, (LOC Chase Manhattan Bank) (a)	2,140,000	2,140,000
Syracuse New York IDA Civic Facility Revenue, Series A, 0.26%, 12/1/35, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000

17	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Shares or Principal Amount($)	Amortized Cost($)

New York, continued
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.23%, 1/1/32, (LOC State Street B&T Co.) (a)	10,000,000	10,000,000
Ulster County IDA Civic Facility Revenue, Series A, 0.55%, 7/1/21, AMT, (LOC TD Banknorth N.A., ABN Amro Bank N.V.) (a)	940,000	940,000
Westchester County IDA Civic Facility Revenue, 0.23%, 11/1/24, (LOC Commerce Bank N.A.) (a)	2,210,000	2,210,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $466,634,000)		466,634,000

Tax-Free Notes And Commercial Paper—2.0%

New York – 2.0%
New York State Power Authority, Series 2, 0.28%, 1/4/11, (Credit Support JP Morgan Chase Bank, Bank of Nova Scotia, State Street B&T Co., BNP Paribas, Bank of New York)	10,000,000	10,000,000

TOTAL TAX-FREE NOTES AND COMMERCIAL PAPER (COST $10,000,000)		10,000,000

Municipal Bond—2.0%

New York – 2.0%
New York State Urban Development Corp. Revenue, Series D, 5.25%, 1/1/30, prerefunded 10/1/11 @ 100	10,000,000	10,083,061

TOTAL MUNICIPAL BONDS (COST $10,083,061)		10,083,061

Investment Companies—2.8%

BlackRock Liquidity New York Money Fund, Portfolio Institutional Shares, 0.11% (c)	13,535,777	13,535,777

Investment Companies, continued

	Shares or Principal Amount($)	Amortized Cost($)

JPMorgan New York Municipal Money Market Fund, 0.14% (c)	100,000	100,000
Northern Institutional Tax Exempt Portfolio, Shares Class, 0.02% (c)	171,120	171,120

TOTAL INVESTMENT COMPANIES (COST $13,806,897)		13,806,897

TOTAL INVESTMENTS (COST $500,523,958) — 100.0%		500,523,958

Percentages indicated are based on net assets of $500,755,488.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

AGM	— Assured Guaranty Municipal Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
IDA	— Industrial Development Agency
LOC	— Letter of Credit
MBIA	— Municipal Bond Insurance Association
NATL-RE	— Reinsurance provided by the National Public Finance Guarantee Corporation
plc	— Public Limited Company
SPA	— Standby Purchase Agreement
XLCA	— XL Capital Assurance

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010

Corporate Obligations—7.2%

	Principal Amount($)	Amortized Cost($)

Banking – 6.9%
Citigroup, Inc., 6.50%, 1/18/11	45,000,000	45,579,958
Commonwealth Bank of Australia, 0.26%, 11/4/10 (a)(b)	80,000,000	80,000,000
JP Morgan Chase Bank N.A., 0.26%, 10/21/11 (b)	78,000,000	78,000,000
National Australia Bank, 0.29%, 1/27/11 (a)(b)	83,000,000	83,000,000
U.S. Bank N.A., 0.25%, 11/29/10	143,000,000	143,000,902
Westpac Banking Corp., 0.31%, 10/14/11 (a)(b)	50,000,000	50,000,000
Westpac Banking Corp., 0.31%, 11/4/11 (a)(b)	35,000,000	35,000,000

		514,580,860

Finance – 0.3%
General Electric Capital Corp., Series A, 0.92%, 2/1/11 (b)	24,000,000	24,025,789

TOTAL CORPORATE OBLIGATIONS (COST $538,606,649)		538,606,649

Variable Rate Demand Notes—5.6%

Colorado – 1.2%
Colorado Housing & Finance Authority Multi-family Revenue, 0.30%, 5/1/25, AMT, (LOC U.S. Bank N.A.) (b)	13,250,000	13,250,000
Denver Colorado City & County Airport Revenue, Series B, 0.29%, 11/15/25, AMT, (LOC Wachovia Bank N.A.) (b)	75,700,000	75,700,000

		88,950,000

Connecticut – 0.2%
Connecticut State Health & Educational Facilities Authority Revenue, Series L-2, 0.25%, 7/1/36, (LOC Bank of America N.A.) (b)	17,030,000	17,030,000

Florida – 0.2%
Florida Keys Aqueduct Authority Water Revenue, 0.23%, 9/1/35, (LOC TD Bank N.A.) (b)	11,700,000	11,700,000

Georgia – 0.5%
Gwinnett County Georgia Hospital Authority Revenue, Series A, 0.24%, 7/1/34, (LOC Wachovia Bank N.A.) (b)	33,775,000	33,775,000
Savannah Georgia Economic Development Authority Revenue, 0.50%, 9/1/24, (LOC Bank of America N.A.) (b)	2,000,000	2,000,000

		35,775,000

Idaho – 0.2%
Power County Industrial Development Corp. Exempt Facilities Revenue, 0.34%, 4/1/14, AMT, (LOC Wachovia Bank N.A.) (b)	16,000,000	16,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Illinois – 0.8%
Illinois Development Finance Authority Revenue, 0.25%, 12/1/28, (LOC Northern Trust Co.) (b)	15,500,000	15,500,000
Illinois Development Finance Authority Solid Waste Disposal Revenue, 0.33%, 9/1/27, AMT, (LOC Wachovia Bank N.A.) (b)	24,900,000	24,900,000
Illinois Educational Facilities Authority Revenue, 0.40%, 3/1/28, (Credit Support GO of Institution, LOC Bank of America N.A.) (b)	2,000,000	2,000,000
Illinois Finance Authority Revenue, Series A, 0.26%, 11/1/45, (LOC Northern Trust Co.) (b)	19,000,000	19,000,000

		61,400,000

Maine – 0.3%
Old Town Solid Waste Disposal Revenue, 0.35%, 12/1/24, AMT, (LOC Bank of America N.A.) (b)	22,260,000	22,260,000

New York – 0.4%
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 0.23%, 7/1/39, (LOC TD Bank N.A.) (b)	19,000,000	19,000,000
Syracuse IDA Civic Facility Revenue, Series A, 0.28%, 1/1/23, (LOC Bank of America N.A.) (b)	9,905,000	9,905,000

		28,905,000

Ohio – 0.0%
Lorain County Ohio Hospital Revenue, 0.28%, 5/1/26, (LOC JP Morgan Chase Bank) (b)	1,900,000	1,900,000

Oregon – 0.3%
Port of Portland Oregon Airport Revenue, Series 18A, 0.26%, 7/1/26, AMT, (LOC Lloyds TSB Bank plc) (b)	21,900,000	21,900,000

South Carolina – 0.3%
North Charleston South Carolina Certificates of Participation, 0.35%, 9/1/19, (LOC Bank of America N.A.) (b)	3,000,000	3,000,000
South Carolina State Housing Finance & Development Authority Multi-family Rental Housing Improvement Revenue, 0.34%, 7/15/39, AMT, (LOC Wachovia Bank N.A.) (b)	17,250,000	17,250,000

		20,250,000

Texas – 0.8%
Austin Hotel Occupancy Tax Revenue, Sub-series B, 0.30%, 11/15/29, (LOC Dexia Credit Local) (b)	10,480,000	10,480,000
Harris County Texas Industrial Development Corp. Revenue, 0.25%, 2/1/20, (LOC Den Norske Bank) (b)	8,000,000	8,000,000

19	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Texas, continued
Montgomery County Housing Finance Corp. Multi-family Housing Revenue, 0.31%, 2/1/38, AMT, (LOC Citibank N.A.) (b)	14,575,000	14,575,000
San Antonio Empowerment Zone Development Corp. Contract Revenue, 0.35%, 10/1/37, AMT, (LOC U.S. Bank N.A.) (b)	18,000,000	18,000,000
Texas State Department of Housing & Community Affairs Multi-family Housing Revenue, 0.31%, 12/1/39, AMT, (LOC Citibank N.A.) (b)	7,200,000	7,200,000

		58,255,000

Wisconsin – 0.4%
Wisconsin Health & Educational Facilities Authority Revenue, 0.27%, 6/1/35, (LOC Wells Fargo Bank N.A.) (b)	34,130,000	34,130,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $418,455,000)		418,455,000

U.S. Treasury Obligations—8.0%

U.S. Treasury Bills – 4.7%
0.21%, 1/6/11(c)	200,000,000	199,923,000
0.88%, 4/30/11	50,000,000	50,150,010
1.00%, 8/31/11	100,000,000	100,535,715

		350,608,725

U.S. Treasury Notes – 3.3%
0.88%, 5/31/11	50,000,000	50,173,579
1.13%, 6/30/11	100,000,000	100,524,399
1.00%, 7/31/11	100,000,000	100,464,315

		251,162,293

TOTAL U.S. TREASURY OBLIGATIONS (COST $601,771,018)		601,771,018

Commercial Paper And Notes—36.4%

Banking – 18.6%
Abbey National N.A. LLC, 0.46%, 11/18/10, (LOC Santander UK plc) (c)	100,000,000	99,978,514
ANZ National International Ltd., 0.34%, 4/14/11, (LOC ANZ National Bank Ltd.) (c)	70,000,000	69,891,578
Bank of America Corp., 0.28%, 1/4/11 (c)	80,000,000	79,960,178
Banque et Caisse d’Epargne de l’Etat, 0.35%, 2/9/11 (c)	50,000,000	49,951,389
Canadian Imperial Holdings, Inc., 0.24%, 11/8/10, (LOC Canadian Imperial Bank of Commerce) (c)	90,000,000	89,995,800
Canadian Imperial Holdings, Inc., 0.24%, 1/5/11, (LOC Canadian Imperial Bank of Commerce) (c)	70,000,000	69,969,667
Commerzbank U.S. Finance, Inc., 0.35%, 11/19/10, (LOC Commerzbank AG) (c)	100,000,000	99,982,500

Commercial Paper And Notes, continued

	Principal Amount($)	Amortized Cost($)

Banking, continued
Deutsche Bank Financial LLC, 0.31%, 4/25/11, (LOC Deutsche Bank AG) (c)	70,000,000	69,894,514
DnB NOR Bank ASA, N.Y., 0.32%, 4/26/11 (c)	48,000,000	47,924,907
Groupe BPCE, 0.48%, 11/3/10 (c)	100,000,000	99,997,333
Groupe BPCE, 0.34%, 12/1/10 (c)	70,000,000	69,980,167
Groupe BPCE, 0.58%, 2/8/11 (c)	25,000,000	24,960,125
Lloyds TSB Bank PLC, N.Y., 0.25%, 1/7/11 (c)	100,000,000	99,953,473
National Bank of Canada, N.Y., 0.28%, 11/2/10 (c)	100,000,000	99,999,222
NRW Bank, 0.33%, 4/4/11 (c)	80,000,000	79,887,067
State Street Corp., 0.25%, 1/10/11 (c)	100,000,000	99,951,389
Sumitomo Mitsui Banking Corp., 0.28%, 1/19/11 (c)	65,000,000	64,960,061
Sumitomo Mitsui Banking Corp., 0.33%, 4/7/11 (c)	80,000,000	79,884,867

		1,397,122,751

Diversified – 0.7%
Total Capital Canada Ltd., 0.29%, 11/9/10, (LOC Total SA) (c)	52,000,000	51,996,649

Finance – 17.1%
Chariot Funding LLC, 0.28%, 1/5/11, (LOC JP Morgan Chase Bank) (c)	50,000,000	49,974,723
Ciesco LLC, 0.37%, 11/2/10 (c)	100,000,000	99,998,972
Citigroup Funding, Inc., 0.36%, 11/9/10, (LOC Citigroup, Inc.) (c)	100,000,000	99,992,000
CRC Funding LLC, 0.37%, 11/2/10 (c)	100,000,000	99,998,972
Credit Agricole N.A., Inc., 0.44%, 11/1/10, (LOC Credit Agricole) (c)	100,000,000	100,000,000
Credit Agricole N.A., Inc., 0.52%, 2/9/11, (LOC Credit Agricole) (c)	40,000,000	39,942,778
Falcon Asset Securitization Co. LLC, 0.26%, 1/26/11, (LOC JP Morgan Chase Bank N.A.) (c)	75,000,000	74,953,417
Gemini Securitization Corp. LLC, 0.27%, 1/6/11, (LOC Deustche Bank AG, N.Y.) (c)	60,000,000	59,970,300
Gemini Securitization Corp. LLC, 0.27%, 1/14/11, (LOC Deustche Bank AG, N.Y.) (c)	35,000,000	34,980,575
ING (US) Funding LLC, 0.24%, 11/19/10, (LOC ING Bank NV) (c)	95,000,000	94,988,600
Intesa Funding LLC, 0.47%, 4/4/11, (LOC Intesa Sanpaolo S.p.A) (c)	60,000,000	59,879,366
Jupiter Securitization Co. LLC, 0.30%, 11/9/10, (LOC JP Morgan Chase Bank N.A.) (c)	50,000,000	49,996,666
Jupiter Securitization Co. LLC, 0.26%, 1/28/11, (LOC JP Morgan Chase Bank N.A.) (c)	75,000,000	74,952,334
Nationwide Building Society, 0.30%, 11/12/10 (c)	47,000,000	46,995,692
Nieuw Amsterdam Receivables Corp., 0.28%, 1/26/11, (LOC Rabobank Intl.) (c)	20,000,000	19,986,622
Nordea N.A., Inc., 0.26%, 1/27/11 (c)	48,000,000	47,970,420

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	20

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Commercial Paper And Notes, continued

	Principal Amount($)	Amortized Cost($)

Finance, continued
Nordea N.A., Inc., 0.36%, 2/14/11 (c)	100,000,000	99,895,000
Sheffield Receivables Corp., 0.24%, 11/2/10, (LOC Barclays Bank plc, N.Y.) (c)	55,000,000	54,999,633
Unicredit Delaware, Inc., 0.26%, 11/22/10, (LOC Unicredit SPA) (c)	75,000,000	74,988,625

		1,284,464,695

TOTAL COMMERCIAL PAPER AND NOTES (COST $2,733,584,095)		2,733,584,095

Certificates of Deposit—29.2%

Banking – 29.2%
Abbey National Treasury Service, 0.36%, 1/21/11	45,000,000	45,000,000
Australia & New Zealand Banking Group, N.Y., 0.26%, 12/9/10 (b)	34,000,000	34,000,000
Bank of Montreal, 0.24%, 1/31/11	75,000,000	75,000,000
Bank of Nova Scotia Houston, 0.28%, 11/5/10	100,000,000	100,000,000
Bank of Nova Scotia Houston, 0.27%, 11/23/10 (b)	80,000,000	80,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.28%, 1/18/11	50,000,000	50,000,000
Bank of Tokyo-Mitsubishi UFJ, N.Y., 0.37%, 2/28/11	100,000,000	100,000,000
BNP Paribas, N.Y., 0.49%, 6/20/11 (b)	100,000,000	100,000,000
Chase Bank USA N.A., 0.24%, 11/15/10	100,000,000	100,000,000
Credit Agricole CIB, N.Y., 0.50%, 2/15/11	60,000,000	60,000,000
Deutsche Bank, N.Y., 0.46%, 1/10/11 (b)	55,000,000	55,011,693
DnB NOR Bank ASA, N.Y., 0.29%, 11/5/10	100,000,000	100,000,000
Intesa Sanpaolo SpA, 0.42%, 11/17/10	100,000,000	100,000,428
Intesa Sanpaolo, N.Y., 0.46%, 6/14/11 (b)	100,000,000	100,000,000
Landesbank Hessen-Thuringen, 0.25%, 11/30/10	85,000,000	85,000,000
Lloyds TSB Bank plc, N.Y., 0.25%, 1/21/11	45,000,000	45,000,000
National Bank of Canada, N.Y., 0.28%, 11/8/10	100,000,000	100,000,000
Natixis, N.Y., 0.51%, 12/14/10 (b)	100,000,000	100,000,000
Norinchukin Bank, N.Y., 0.26%, 11/10/10	70,000,000	70,000,000
Royal Bank of Canada, N.Y., 0.26%, 12/2/10 (b)	70,000,000	70,000,000
Royal Bank of Canada, N.Y., 0.26%, 12/14/10 (b)	25,000,000	25,000,000
Royal Bank of Canada, N.Y., 0.26%, 3/14/11 (b)	65,000,000	65,000,187
Royal Bank of Scotland plc, 0.42%, 11/9/10	100,000,000	100,000,000
Royal Bank of Scotland plc, 0.32%, 11/24/10	100,000,000	100,000,000
Societe Generale, N.Y., 0.38%, 2/22/11	100,000,000	100,000,000
Svenska Handelsbanken, N.Y., 0.27%, 12/1/10	100,000,000	100,000,000

Certificates of Deposit, continued

	Principal Amount($)	Amortized Cost($)

Banking, continued
Svenska Handelsbanken, N.Y., 0.26%, 1/28/11	49,000,000	49,000,000
Toronto Dominion Bank, 0.26%, 12/9/10 (b)	85,000,000	85,000,000

		2,193,012,308

TOTAL CERTIFICATES OF DEPOSIT (COST $2,193,012,308)		2,193,012,308

Municipal Bonds—2.2%

Florida – 1.0%
North Broward Florida Hospital District Revenue, Series A, 0.23%, 1/15/31, (LOC TD Bank N.A.) (b)	22,600,000	22,600,000
Orlando & Orange County Expressway Authority Revenue, Sub-series B-4, 0.23%, 7/1/40, (LOC Wells Fargo Bank N.A.) (b)	49,720,000	49,720,000

		72,320,000

New York – 0.7%
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B-1, 0.25%, 7/1/34, (LOC Bank of America N.A.) (b)	16,195,000	16,195,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series D, 0.22%, 7/1/39, (LOC Bank of America N.A.) (b)	10,000,000	10,000,000
New York State Housing Finance Agency Revenue, Series A, 0.29%, 5/1/42, AMT, (LOC Wachovia Bank N.A.) (b)	25,000,000	25,000,000

		51,195,000

Ohio – 0.2%
Ohio State Air Quality Development Authority Revenue, Series D, 0.25%, 2/1/26, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (b)	17,050,000	17,050,000

Oregon – 0.1%
Clackamas County Oregon Hospital Facility Authority Revenue, Series B, 0.25%, 6/1/37, (LOC U.S. Bank N.A.) (b)	9,550,000	9,550,000

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 0.23%, 12/1/30, (LOC TD Banknorth N.A.) (b)	9,230,000	9,230,000

Virginia – 0.1%
Portsmouth Redevelopment & Housing Authority Multi-family Housing Revenue, 0.29%, 4/1/48, (LOC Bank of America N.A., Liquidity Facility FHLMC) (b)	10,000,000	10,000,000

TOTAL MUNICIPAL BONDS (COST $169,345,000)		169,345,000

21	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR PRIME MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Repurchase Agreements—5.8%

	Principal Amount($)	Amortized Cost($)

Barclays Capital Group, purchased on 10/29/10, 0.24%, due on 11/1/10 with a maturity value of $200,004,000, collateralized by various Corporate Obligations, 2.13%-2.90%, 12/1/10-7/12/2012, fair value $204,000,000	200,000,000	200,000,000
Goldman Sachs, purchased on 10/29/10, 0.24%, due on 11/1/10 with a maturity value of 110,002,200, collateralized by various Corporate Obligations, 2.13%, 4/30/12, fair value $112,200,000	110,000,000	110,000,000
Royal Bank of Canada, purchased on 10/29/10, 0.22%, due on 11/1/10 with a maturity value of $125,002,292, collateralized by various U.S. Treasury Obligations, 0.00%, 3/10/11, fair value $127,500,089	125,000,000	125,000,000

TOTAL REPURCHASE AGREEMENTS (COST $435,000,000)		435,000,000

Time Deposits—5.6%

Citi/Citinas Time Deposit, 0.20%, 11/1/10	200,000,000	200,000,000
Northern Trust Premium Offshore Time Deposit, 0.07%, 11/1/10	358,211	358,211
Societe Generale Cayman Time Deposit, 0.21%, 11/1/10	224,000,000	224,000,000

TOTAL TIME DEPOSITS (COST $424,358,211)		424,358,211

TOTAL INVESTMENTS (COST $7,514,132,281) — 100.0%		7,514,132,281

Percentages indicated are based on net assets of $7,515,638,159.

(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c)	Discount note. Rate presented represents the effective yield at time of purchase.

AMT	— Interest on security is subject to federal alternative minimum tax
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
IDA	— Industrial Development Agency
LLC	— Limited Liability Company
LOC	— Letter of Credit
plc	— Public Limited Company
SPA	— Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	22

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010

Variable Rate Demand Notes—76.4%

	Principal Amount($)	Amortized Cost($)

Alabama – 2.4%
Infirmary Health System Special Care Facilities Financing Authority Revenue, Series B, 0.25%, 2/1/40, (LOC Deutsche Bank A.G.) (a)	1,500,000	1,500,000
Mobile Alabama Industrial Development Board Dock & Wharf Revenue, Series A, 0.27%, 6/1/32, (LOC Bayerische Landesbank) (a)	1,000,000	1,000,000

		2,500,000

Arizona – 2.5%
Apache County Arizona Industrial Development Authority Revenue, Series 83A, 0.29%, 12/15/18, (LOC ABN AMRO Bank N.V.) (a)	600,000	600,000
Arizona State Board of Regents University System Revenue, Series B, 0.23%, 7/1/34, (LOC Lloyds TSB Bank plc) (a)	2,000,000	2,000,000

		2,600,000

California – 6.2%
California Statewide Communities Development Authority Multi-family |Revenue, Series BB, 0.36%, 12/1/34, AMT, (LOC Citibank N.A.) (a)	860,000	860,000
Hayward California Housing Authority Multi-family Revenue, 0.30%, 3/1/27, (Credit Support FHA, LOC State Street B&T Co.) (a)	2,000,000	2,000,000
Hesperia California Unified School District Certificates of Participation, 0.50%, 2/1/38, (Credit Support FSA, SPA Dexia Credit Bank) (a)	500,000	500,000
Perris California Unified High School District Certificates of Participation, 0.50%, 9/1/18, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,550,000	1,550,000
Perris California Union High School District Certificates of Participation, 0.50%, 9/1/33, (Credit Support FSA, SPA Dexia Credit Local) (a)	600,000	600,000
San Francisco California City & County Redevelopment Agency Multi-family Revenue, Series F, 0.29%, 12/1/33, AMT, (LOC Citibank N.A.) (a)	1,000,000	1,000,000

		6,510,000

Colorado – 3.2%
Broomfield Colorado Urban Renewal Authority Tax Increment Revenue, 0.29%, 12/1/30, (LOC BNP Paribas) (a)	650,000	650,000
Colorado Housing & Finance Authority Multi-family Revenue, Series B, 0.26%, 10/15/16, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Colorado, continued
Colorado Housing & Finance Authority Multi-family Revenue, 0.28%, 2/15/28, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,000,000	1,000,000
Moffat County Colorado Pollution Control Revenue, 0.27%, 3/1/36, (LOC Bank of America N.A.) (a)	750,000	750,000

		3,400,000

Florida – 3.4%
Florida Housing Finance Corp. Multi-family Mortgage Revenue, Series P, 0.31%, 8/1/35, AMT, (LOC Citibank N.A.) (a)	1,100,000	1,100,000
Florida Keys Aqueduct Authority Water Revenue, 0.23%, 9/1/35, (LOC TD Bank N.A.) (a)	1,500,000	1,500,000
Miami-Dade County Florida Professional Sports Franchise Facilities Tax Revenue, Series E, 0.27%, 10/1/48, (LOC Wells Fargo Bank N.A.) (a)	1,000,000	1,000,000

		3,600,000

Georgia – 3.0%
Georgia Private Colleges & Universities Authority Educational Facilities Revenue, Series B, 0.27%, 6/1/23, (LOC Wells Fargo Bank N.A.) (a)	1,000,000	1,000,000
Roswell Georgia Housing Authority Multi-family Revenue, 0.28%, 6/15/25, (Credit Support FNMA) (a)	1,400,000	1,400,000
Savannah Georgia Economic Development Authority Revenue, 0.50%, 9/1/24, (LOC Bank of America N.A.) (a)	800,000	800,000

		3,200,000

Illinois – 5.6%
Chicago Illinois O’Hare International Airport Revenue, Series C, 0.29%, 1/1/18, (LOC Societe Generale) (a)	1,000,000	1,000,000
Illinois Development Finance Authority Revenue, 0.25%, 12/1/28, (LOC Northern Trust Co.) (a)	1,000,000	1,000,000
Illinois Educational Facilities Authority Revenue, 0.30%, 1/1/29, (LOC Citibank N.A.) (a)	1,400,000	1,400,000
Illinois Finance Authority Revenue, Series A, 0.26%, 11/1/45, (LOC Northern Trust Co.) (a)	1,500,000	1,500,000
Lake County Illinois Multi-family Housing Revenue, 0.35%, 11/1/34, AMT, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	1,000,000	1,000,000

		5,900,000

Indiana – 1.7%
Indiana State Finance Authority Revenue, Series A, 0.27%, 7/1/36, (LOC Northern Trust Co.) (a)	1,000,000	1,000,000

23	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Indiana, continued
Valparaiso Indiana Economic Development Revenue, 0.55%, 5/1/19, AMT, (LOC U.S. Bank N.A.) (a)	805,000	805,000

		1,805,000

Kansas – 2.4%
Newton Kansas Economic Development Revenue, Series A, 0.50%, 10/1/22, (LOC Bank of America N.A.) (a)	1,000,000	1,000,000
Olathe Kansas Health Facilities Revenue, Series B, 0.25%, 9/1/35, (LOC Bank of America N.A.) (a)	1,500,000	1,500,000

		2,500,000

Kentucky – 0.5%
Trimble County Kentucky Association of Counties Leasing Trust Lease Program Revenue, Series A, 0.27%, 12/1/38, (LOC U.S. Bank N.A.) (a)	500,000	500,000

Louisiana – 0.9%
Louisiana Public Facilities Authority Revenue, Series B-1, 0.29%, 7/1/47, (LOC Bank of New York) (a)	1,000,000	1,000,000

Maine – 1.0%
Gorham Maine Revenue Obligation Securities, Series A, 0.55%, 7/1/21, AMT, (LOC TD Banknorth N.A.) (a)	1,030,000	1,030,000

Michigan – 1.9%
Central Michigan University Revenues, Series A, 0.24%, 10/1/32, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000
Wayne County Michigan Airport Authority Revenue, Series C1, 0.30%, 12/1/21, AMT, (LOC Wachovia Bank N.A.) (a)	1,000,000	1,000,000

		2,000,000

Minnesota – 2.2%
St. Paul Minnesota Port Authority District Heating Revenue, Series 7-Q, 0.27%, 12/1/28, (LOC Deutsche Bank A.G.) (a)	1,300,000	1,300,000
St. Paul Minnesota Port Authority Tax Increment Revenue, 0.28%, 2/1/15, (LOC U.S. Bank N.A.) (a)	1,000,000	1,000,000

		2,300,000

Missouri – 1.4%
Missouri State Health & Educational Facilities Authority Revenue, Series E, 0.23%, 6/1/45, (LOC PNC Bank N.A.) (a)	1,500,000	1,500,000

Nebraska – 0.9%
Saline County Nebraska Hospital Authority No. 1 Hospital Revenue, Series C, 0.27%, 6/1/31, (LOC U.S. Bank N.A.) (a)	985,000	985,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

New Jersey – 8.3%
New Jersey Economic Development Authority Gas Facilities Revenue, 0.22%, 10/1/22, (LOC Bank of Tokyo-Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000
New Jersey Economic Development Authority Revenue, 0.25%, 4/1/13, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
New Jersey Economic Development Authority School Revenue, Sub-series R-3, 0.22%, 9/1/31, (LOC Bank of Nova Scotia, Lloyds TSB Bank plc) (a)	700,000	700,000
New Jersey State Transportation Trust Fund Authority Revenue, Series D, 0.25%, 6/15/32, (LOC Sumitomo Mitisui Banking Corp.) (a)	1,500,000	1,500,000
New Jersey State Turnpike Authority Revenue, Series D, 0.23%, 1/1/24, (LOC Scotiabank) (a)	2,000,000	2,000,000
New Jersey State Turnpike Authority Turnpike Revenue, Series D, 0.29%, 1/1/18, (Credit Support National Reinsurance FGIC, LOC Societe Generale) (a)	1,500,000	1,500,000

		8,700,000

New Mexico – 2.4%
Farmington New Mexico Hospital Revenue, 0.28%, 6/1/28, (LOC Bank of Nova Scotia) (a)	500,000	500,000
New Mexico Educational Assistance Foundation Revenue, Series A-1, 0.31%, 4/1/34, AMT, (Credit Support Guaranteed Student Loans, LOC Royal Bank of Canada) (a)	2,000,000	2,000,000

		2,500,000

New York – 1.9%
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 0.28%, 9/15/28, AMT, (Credit Support FNMA, Liquidity Facility FNMA) (a)	1,000,000	1,000,000
Triborough Bridge & Tunnel Authority Revenue, Series B, 0.23%, 1/1/32, (LOC State Street B&T Co.) (a)	1,000,000	1,000,000

		2,000,000

North Carolina – 1.9%
Charlotte-Mecklenburg Hospital Authority North Carolina Health Care System Revenue, Series F, 0.40%, 1/15/42, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,000,000	1,000,000
Lower Cape Fear North Carolina Water & Sewer Authority Special Facility Revenue, 0.27%, 12/1/34, (LOC JP Morgan Chase Bank) (a)	1,000,000	1,000,000

		2,000,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Ohio – 6.6%
Hamilton County Ohio Health Care Revenue, Series B, 0.27%, 1/1/37, (LOC PNC Bank N.A.) (a)	500,000	500,000
Hamilton County Ohio Hospital Facilities Revenue, 0.29%, 7/1/22, (LOC PNC Bank N.A.) (a)	1,200,000	1,200,000
Lucas County Ohio Hospital Revenue, Series A, 0.21%, 11/15/34, (LOC UBS AG) (a)	2,000,000	2,000,000
Ohio State Air Quality Development Authority Revenue, Series A, 0.25%, 2/1/26, (LOC Bank of Nova Scotia) (a)	1,250,000	1,250,000
Ohio State Air Quality Development Authority Revenue, Series C, 0.26%, 2/1/26, (LOC Bank of Tokyo- Mitsubishi UFJ Ltd.) (a)	2,000,000	2,000,000

		6,950,000

Oregon – 0.9%
Port of Portland Oregon Airport Revenue, Series 18A, 0.26%, 7/1/26, AMT, (LOC Lloyds TSB Bank plc) (a)	1,000,000	1,000,000

Pennsylvania – 3.8%
Haverford Township Pennsylvania School District GO, 0.28%, 3/1/30, (Credit Support State Aid Withholding, LOC TD Bank N.A.) (a)	1,000,000	1,000,000
Jackson Township Pennsylvania Industrial Development Authority Revenue, 0.33%, 12/1/34, AMT, (LOC PNC Bank N.A.) (a)	1,000,000	1,000,000
Philadelphia Pennsylvania School District GO, Series B-5, 0.37%, 9/1/30, (Credit Support State Aid Withholding, LOC Wachovia Bank N.A.) (a)	1,030,000	1,030,000
Pittsburgh Pennsylvania Water & Sewer Authority System Revenue, Series B2, 0.25%, 9/1/39, (LOC PNC Bank N.A.) (a)	1,000,000	1,000,000

		4,030,000

Rhode Island – 0.8%
Rhode Island Health & Educational Building Corp. Educational Institution Revenue, 0.40%, 10/1/31, (LOC Bank of America N.A.) (a)	860,000	860,000

South Dakota – 1.0%
South Dakota State Health & Educational Facilities Authority Revenue, 0.29%, 9/1/27, (LOC U.S. Bank N.A.) (a)	1,000,000	1,000,000

Texas – 3.8%
Harris County Texas Hospital District Revenue, 0.28%, 2/15/42, (LOC JP Morgan Chase Bank) (a)	2,000,000	2,000,000
Houston Texas Utility System Revenue, Series B-3, 0.25%, 5/15/34, (LOC Sumitomo Mitsui Banking Corp.) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Amortized Cost($)

Texas, continued
Mission Texas Economic Development Corp. Solid Waste Disposal Revenue, 0.30%, 4/1/22, (LOC Bank of America N.A.) (a)	1,000,000	1,000,000

		4,000,000

Vermont – 1.0%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A, 0.30%, 10/1/38, (LOC TD Banknorth N.A.) (a)	1,000,000	1,000,000

Washington – 1.9%
Washington State Health Care Facilities Authority Revenue, 0.31%, 11/15/26, (LOC Citibank N.A.) (a)(b)	1,000,000	1,000,000
Washington State Housing Finance Commission Multi-family Housing Revenue, 0.28%, 7/1/44, (Credit Support FHLMC, Liquidity Facility FHLMC) (a)	1,000,000	1,000,000

		2,000,000

West Virginia – 1.9%
West Virginia Economic Development Authority Pollution Control Revenue, Series B, 0.24%, 7/1/14, (LOC Royal Bank of Scotland) (a)	2,000,000	2,000,000

Wyoming – 1.0%
Sweetwater County Wyoming Pollution Control Revenue, Series A, 0.24%, 7/1/15, (LOC Barclays Bank plc) (a)	1,000,000	1,000,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $80,370,000)		80,370,000

Commercial Paper And Notes—4.3%

Texas – 2.9%
Houston Texas, 0.33%, 11/9/10	1,500,000	1,500,000
Houston Texas, 0.33%, 11/17/10	1,500,000	1,500,000

		3,000,000

Wyoming – 1.4%
Sweetwater County Wyoming Pollution, Series 88-A, 0.29%, 11/1/10, (LOC Barclays Bank plc)	1,500,000	1,500,000

TOTAL COMMERCIAL PAPER AND NOTES (COST $4,500,000)		4,500,000

Municipal Bonds—11.5%

Delaware – 1.0%
Delaware State GO, Series C, 5.00%, 7/1/12, prerefunded 7/1/11 @ 100	1,000,000	1,031,316

Massachusetts – 0.4%	415,000	418,404
Massachusetts State GO, Series A, 5.25%, 1/1/19, prerefunded 10/1/11 @ 100	415,000	418,404

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Municipal Bonds, continued

	Principal Amount($)	Amortized Cost($)

Michigan—1.0%
Michigan State Trunk Line Revenue, Series A, 5.25%, 11/1/30, (Credit Support FSA), prerefunded 11/1/11 @ 100	1,000,000	1,049,280

Minnesota – 1.6%
Minnesota State GO, 5.00%, 11/1/20, (Credit Support FSA), prerefunded 11/1/10 @ 100	675,000	675,000
Minnesota State GO, 5.00%, 10/1/21, prerefunded 10/1/11 @ 100	1,000,000	1,042,451

		1,717,451

Missouri – 1.2%
Mehlville Missouri School District No. R-9 Certificates of Participation, Series A, 5.50%, 3/1/14, (Credit Support FSA), Prerefunded 3/1/11 @ 100	1,190,000	1,210,146

New Jersey – 1.0%
Branchburg Township Board of Education GO, 5.00%, 7/15/28, (Credit Support FGIC), prerefunded 7/15/11 @ 100	965,000	996,848

Pennsylvania – 0.8%
Pennsylvania State Turnpike Commission Registration Fee Revenue, 5.00%, 7/15/41, (Credit Support AMBAC), prerefunded 7/15/11 @ 101	820,000	855,222

Rhode Island – 0.9%
Rhode Island State & Providence Plantations GO, Series C, 5.50%, 9/1/12, (Credit Support NATL-RE), prerefunded 9/1/11 @ 101	880,000	926,578

Tennessee – 0.2%
Memphis Tennessee GO, 5.00%, 11/1/11, prerefunded 11/1/10 @ 101	250,000	252,500

Texas – 3.4%
Harris County Texas GO, 5.38%, 10/1/16, prerefunded 10/1/11 @ 100	500,000	523,056
Houston Texas GO, Series A, 5.38%, 3/1/15, (Credit Support FSA), prerefunded 3/1/11 @ 100	2,000,000	2,033,554
University of Texas Revenue, Series B, 5.38%, 8/15/15, prerefunded 8/15/11 @ 100	1,000,000	1,039,787

		3,596,397

TOTAL MUNICIPAL BONDS (COST $12,054,142)		12,054,142

Investment Companies—3.4%

	Shares	Amortized Cost($)

BlackRock Liquidity Funds Muni Fund Portfolio, Institutional Shares, 0.14% (c)	1,109,439	1,109,439
Northern Institutional Tax Exempt Portfolio, Shares Class, 0.02% (c)	2,531,141	2,531,141

TOTAL INVESTMENT COMPANIES (COST $3,640,580)		3,640,580

TOTAL INVESTMENTS (COST $100,564,722) — 95.6%		100,564,722

Percentages indicated are based on net assets of $105,167,866.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Interest on security is subject to federal alternative minimum tax
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
LOC	— Letter of Credit
NATL-RE	— Reinsurance provided by the National Public Finance Guarantee Corporation
plc	— Public Limited Company
SPA	— Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010

U.S. Government and Government Agency Obligations—49.7%

	Principal Amount($)	Amortized Cost($)

Federal Farm Credit Bank – 4.0%
3.75%, 12/6/10	7,800,000	7,825,666
0.19%, 12/7/10(a)	50,000,000	50,000,000
0.15%, 1/21/11(a), Series 1	100,000,000	99,997,654
3.00%, 3/3/11	10,000,000	10,089,321
0.26%, 4/20/11(a), Series 1	40,000,000	40,000,000
0.40%, 6/1/11(a)	150,000,000	150,000,000

		357,912,641

Federal Home Loan Bank – 34.4%
0.10%, 11/1/10(b)	800,000,000	800,000,000
0.28%, 11/10/10, Series 1	100,000,000	99,999,326
0.50%, 11/24/10	100,000,000	100,000,000
0.22%, 12/3/10(a), Series 1	150,000,000	149,994,645
0.40%, 1/4/11	50,000,000	50,001,228
0.26%, 1/12/11	150,000,000	150,000,000
0.19%, 1/14/11(a)	200,000,000	200,000,000
0.26%, 1/21/11, Series 1	250,000,000	249,974,357
0.27%, 1/28/11	150,000,000	149,998,150
0.21%, 3/30/11	200,000,000	199,965,919
0.24%, 5/6/11(a)	51,000,000	50,984,149
0.24%, 5/6/11(a), Series 1	100,000,000	99,979,616
0.22%, 5/26/11(a), Series 1	5,000,000	4,997,690
0.29%, 5/27/11(a), Series 3	175,000,000	175,000,000
0.30%, 9/13/11(a)	200,000,000	200,000,000
0.43%, 9/26/11	200,000,000	200,000,000
0.43%, 10/7/11	100,000,000	100,000,000
0.28%, 10/20/11(a), Series 1	100,000,000	100,000,000

		3,080,895,080

Federal Home Loan Mortgage Corp. – 2.2%
0.27%, 11/16/10(b)	100,000,000	99,988,750
0.14%, 11/8/11(a), MTN	100,000,000	100,000,000

		199,988,750

Federal National Mortgage Association – 9.1%
0.20%, 11/1/10(b)	150,000,000	150,000,000
0.29%, 12/1/10(b)	100,000,000	99,975,833
0.23%, 12/2/10(b)	150,000,000	149,970,292
5.50%, 3/15/11	48,000,000	48,886,287
5.13%, 4/15/11	72,000,000	73,501,379
0.24%, 5/2/11(b)	200,000,000	199,757,333
3.63%, 8/15/11	92,762,000	95,130,355

		817,221,479

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $4,456,017,950)		4,456,017,950

U.S. Treasury Obligations—6.4%

U.S. Treasury Bills – 6.4%
0.12%, 1/6/11(b)	500,000,000	499,890,000
0.88%, 4/30/11	20,000,000	20,064,130
1.00%, 8/31/11	50,000,000	50,274,654

		570,228,784

TOTAL U.S. TREASURY OBLIGATIONS (COST $570,228,784)		570,228,784

Repurchase Agreements—43.9%

	Principal Amount($)	Amortized Cost($)

Bank of America Corp., purchased on 10/29/10, 0.23%, due on 11/1/10 with a maturity value of $400,007,667, collateralized by various U.S. Government and Government Agency Obligations, 2.99%-5.43%, 10/1/35-7/1/39, fair value $408,000,000	400,000,000	400,000,000
Barclays Capital Group, purchased on 10/29/10, 0.24%, due on 11/1/10 with a maturity value of $550,011,000, collateralized by U.S. Government and Government Agency Obligations, 0.00%-3.25%, 12/1/10-10/25/13, fair value $561,000,000	550,000,000	550,000,000
BNP Paribas, purchased on 10/29/10, 0.23%, due on 11/1/10 with a maturity value of $200,003,833, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-5.09%, 10/1/38-10/1/40, fair value $204,000,000	200,000,000	200,000,000
Citigroup Global Markets, purchased on 10/29/10, 0.23%, due on 11/1/10 with a maturity value of $100,001,917, collateralized by various U.S. Government and Government Agency Obligations, 1.91%-6.05%, 7/15/11-6/15/40, fair value $102,000,000	100,000,000	100,000,000
Deutsche Bank, purchased on 10/29/10, 0.23%, due on 11/1/10 with a maturity value of $300,005,750, collateralized by various U.S. Government and Government Agency Obligations, 4.00%-5.50%, 4/1/24-12/1/39, fair value $306,000,000	300,000,000	300,000,000
Goldman Sachs, purchased on 10/29/10, 0.24%, due on 11/1/10 with a maturity value of $490,009,800, collateralized by various Corporate Obligations, 0.00%-3.13%, 12/1/10-28/12/12, fair value $499,800,001	490,000,000	490,000,000
Greenwich Capital Markets, Inc., purchased on 10/29/10, 0.20%, due on 11/15/10 with a maturity value of $250,047,222, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-6.05%, 8/1/29-10/1/40, fair value $255,000,874	250,000,000	250,000,000
Greenwich Capital Markets, Inc., purchased on 10/29/10, 0.20%, due on 11/23/10 with a maturity value of $150,021,667, collateralized by various U.S. Government and Government Agency Obligations, 0.00%-5.64%, 5/1/35-10/1/40, fair value $153,000,175	150,000,000	150,000,000

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Repurchase Agreements, continued

	Principal Amount($)	Amortized Cost($)

Greenwich Capital Markets, Inc., purchased on 10/29/10, 0.23%, due on 11/1/10 with a maturity value of $300,005,750, collateralized by various U.S. Government and Government Agency Obligations, 4.50%-7.00%, 9/1/13-11/1/40, fair value $306,000,068	300,000,000	300,000,000
Royal Bank of Canada, purchased on 10/12/10, 0.20%, due on 1/1/11 with a maturity value of $200,022,222, collateralized by various U.S. Government and Government Agency Obligations, 2.67%-6.00%, 11/1/14-10/20/40, fair value $204,000,000	200,000,000	200,000,000
Royal Bank of Canada, purchased on 10/13/10, 0.20%, due on 11/10/10 with a maturity value of $150,015,833, collateralized by various U.S. Government and Government Agency Obligations, 2.52%-6.00%, 3/1/16-10/1/40, fair value $153,000,000	150,000,000	150,000,000
Royal Bank of Canada, purchased on 10/29/10, 0.20%, due on 11/18/10 with a maturity value of $350,005,833, collateralized by various U.S. Government and Government Agency Obligations, 2.13%-16.00%, 11/1/10-3/1/41, fair value $357,000,000	350,000,000	350,000,000
Royal Bank of Canada, purchased on 10/29/10, 0.21%, due on 1/1/11 with a maturity value of $500,008,750, collateralized by various Corporate Obligations, 0.00%-7.88%, 3/31/11-8/15/40, fair value $510,004,544	500,000,000	500,000,000

TOTAL REPURCHASE AGREEMENTS (COST $3,940,000,000)		3,940,000,000

TOTAL INVESTMENTS (COST $8,966,246,734)—100.0%		8,966,246,734

Percentages indicated are based on net assets of $8,967,761,121.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on October 31, 2010. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	Discount note. Rate presented represents the effective yield at time of purchase.

MTN — Medium Term Note

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	28

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of October 31, 2010

U.S. Treasury Obligations—99.2%

	Principal Amount($)	Amortized Cost($)

U.S. Treasury Bills – 94.1%
0.12%, 11/4/10(a)	366,400,000	366,396,117
0.14%, 11/12/10(a)	100,000,000	99,995,631
0.14%, 11/18/10(a)	636,900,000	636,860,388
0.14%, 11/26/10(a)	774,000,000	773,922,449
0.14%, 12/2/10(a)	192,300,000	192,276,026
0.14%, 1/6/11(a)	300,000,000	299,923,002
0.13%, 1/13/11(a)	200,000,000	199,947,278
0.15%, 1/20/11(a)	325,000,000	324,894,391
0.18%, 3/10/11(a)	23,000,000	22,985,577
0.19%, 3/17/11(a)	23,000,000	22,983,491
0.18%, 4/7/11(a)	50,000,000	49,961,295
0.88%, 4/30/11	50,000,000	50,150,010
1.00%, 8/31/11	50,000,000	50,274,442

		3,090,570,097

U.S. Treasury Notes – 5.1%
0.88%, 1/31/11	50,000,000	50,088,868
5.00%, 2/15/11	18,299,000	18,550,905
1.00%, 7/31/11	50,000,000	50,232,158
1.00%, 9/30/11	50,000,000	50,324,008

		169,195,939

Total U.S. Treasury Obligations (COST $3,259,766,036)		3,259,766,036

TOTAL INVESTMENTS (COST $3,259,766,036) — 99.2%		3,259,766,036

Percentages indicated are based on net assets of $3,285,458,390.

(a)	Discount note. Rate presented represents the effective yield at time of purchase.

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

(This Page Intentionally Left Blank)

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2010

	California Tax-Free Money Market Fund	New York Tax-Free Money Market Fund	Prime Money Market Fund

Assets:
Investments, at amortized cost	$50,191,787	$500,523,958	$7,079,132,281
Repurchase agreements, at cost	—	—	435,000,000

Total Investments	50,191,787	500,523,958	7,514,132,281

Interest and dividends receivable	28,415	310,803	3,288,569
Receivable for capital shares issued	391	12,828	336,568
Receivable from Investment Manager	3,766	—	—
Prepaid expenses and other assets	27,766	34,128	126,111

Total Assets	50,252,125	500,881,717	7,517,883,529

Liabilities:
Dividends payable	2,062	16,468	644,724
Payable for investments purchased	261,695	—	—
Accrued expenses and other liabilities:
Investment Management	—	54,935	848,203
Administration	970	17,622	277,025
Distribution	—	—	1,016
Shareholder Servicing	—	1	26,690
Compliance Service	1	188	374
Transfer Agent	5,474	6,030	22,832
Trustee	164	2,055	40,332
Other	4,694	28,930	384,174

Total Liabilities	275,060	126,229	2,245,370

Net Assets	$49,977,065	$500,755,488	$7,515,638,159

Composition of Net Assets:
Capital	$49,978,648	$500,755,486	$7,515,834,588
Accumulated net investment income (loss)	1	2	3,880
Accumulated net realized gains (losses) from investment transactions	(1,584)	—	(200,309)

Net Assets	$49,977,065	$500,755,488	$7,515,638,159

Net Assets:
Class A Shares	$—	$14,564,327	$32,943,319
Class B Shares	—	—	225,903
Class C Shares	—	—	44,024
Class D Shares	43,706,406	380,888,340	1,695,221,813
Class I Shares	—	—	4,679,632,396
Class Y Shares	6,270,659	105,302,821	1,107,570,704

	$49,977,065	$500,755,488	$7,515,638,159

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	—	14,562,877	32,943,334
Class B Shares	—	—	225,913
Class C Shares	—	—	44,024
Class D Shares	43,701,386	380,897,510	1,696,290,095
Class I Share	—	—	4,678,869,089
Class Y Shares	6,278,885	105,301,654	1,107,476,360
Net Asset Value, Offering Price and Redemption Price per share:`
Class A Shares	$—	$1.00	$1.00
Class B Shares*	$—	$—	$1.00
Class C Shares*	$—	$—	$1.00
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$—	$1.00
Class Y Shares	$1.00	$1.00	$1.00

Total Investments, at amortized cost	$50,191,787	$500,523,958	$7,514,132,281

*	Redemption price per share varies by length of times shares are held.

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2010 (continued)

	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Assets:
Investments, at amortized cost	$100,564,722	$5,026,246,734	$3,259,766,036
Repurchase agreements, at cost	—	3,940,000,000	—

Total Investments	100,564,722	8,966,246,734	3,259,766,036

Cash	—	431,822	250,253
Interest and dividends receivable	154,392	3,225,668	967,902
Receivable for capital shares issued	760	302,116	17,826
Receivable for investments sold	5,490,000	—	25,000,000
Prepaid expenses and other assets	34,943	151,102	59,792

Total Assets	106,244,817	8,970,357,442	3,286,061,809

Liabilities:
Dividends payable	2,443	460,695	29,046
Payable for investments purchased	1,049,280	—	—
Accrued expenses and other liabilities:
Investment Management	—	1,160,957	283,588
Administration	4,123	341,936	89,134
Distribution	9	—	—
Shareholder Servicing	4,388	—	—
Compliance Service	—	856	269
Transfer Agent	6,155	23,446	11,379
Trustee	416	50,519	16,803
Other	10,137	557,912	173,200

Total Liabilities	1,076,951	2,596,321	603,419

Net Assets	$105,167,866	$8,967,761,121	$3,285,458,390

Composition of Net Assets:
Capital	$105,166,087	$8,967,941,133	$3,285,414,807
Accumulated net investment income (loss)	—	501	(295)
Accumulated net realized gains (losses) from investment transactions	1,779	(180,513)	43,878

Net Assets	$105,167,866	$8,967,761,121	$3,285,458,390

Net Assets:
Class A Shares	$255	$25,926,096	$32,972,729
Class B Shares	—	87,948	50,288
Class C Shares	—	3	41
Class D Shares	73,988,060	922,509,732	726,243,751
Class I Shares	—	5,100,890,781	1,379,041,779
Class Y Shares	31,179,551	2,918,346,561	1,147,149,802

	$105,167,866	$8,967,761,121	$3,285,458,390

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	255	25,926,086	33,002,681
Class B Shares	—	87,948	50,290
Class C Shares	—	3	41
Class D Shares	73,985,506	922,090,237	726,224,828
Class I Share	—	5,101,684,415	1,379,017,731
Class Y Shares	31,179,959	2,918,152,805	1,147,124,213
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares*	$—	$1.00	$1.00
Class C Shares*	$—	$1.00	$1.00
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$1.00	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00

Total Investments, at amortized cost	$100,564,722	$8,966,246,734	$3,259,766,036

*	Redemption price per share varies by length of times shares are held.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2010

	California Tax-Free Money Market Fund	New York Tax-Free Money Market Fund	Prime Money Market Fund

Investment Income:
Interest	$188,485	$1,449,083	$30,665,921
Dividends	3,680	19,920	12,809
Other Income (a)	2,361	18,341	142,550

Total Investment Income	194,526	1,487,344	30,821,280

Expenses:
Investment Management	74,308	611,985	9,998,487
Advisory Services:
Operational Support—Class A Shares	233	18,669	286,069
Operational Support—Class B Shares	—	6	266
Operational Support—Class C Shares	7	—	212,457
Operational Support—Class D Shares	61,012	202,861	1,857,377
Operational Support—Class Y Shares	13,056	84,457	946,594
Administration:
Class A Shares	79	15,017	115,543
Class B Shares	—	4	108
Class C Shares	—	—	85,811
Class D Shares	25,442	163,113	750,192
Class I Shares	—	—	2,704,395
Class Y Shares	4,132	67,499	382,328
Distribution:
Class B Shares	—	84	1,998
Class C Shares	—	—	1,593,672
Shareholder Servicing:
Class A Shares	788	149,261	1,144,574
Class B Shares	—	29	666
Class C Shares	—	—	531,146
Class D Shares	159,493	1,014,607	4,643,495
Accounting	69,776	76,015	80,580
Compliance Service	783	6,125	99,368
Transfer Agent	32,249	36,505	126,573
Trustee	2,394	21,358	330,503
Registration fees	46,141	55,132	124,107
Other	19,939	125,036	1,830,908

Total expenses before fee reductions	509,832	2,647,763	27,847,217
Fees contractually reduced by Investment Adviser	(52,407)	—	—
Fees voluntarily reduced by Investment Adviser	(118,003)	(116,510)	(227,364)
Fees voluntarily reduced by Administrator	(3,777)	—	—
Fees voluntarily reduced by Distributer	—	(83)	(1,532,159)
Fees voluntarily reduced by Shareholder Servicing Agent	(153,393)	(1,157,494)	(5,664,470)

Net Expenses	182,252	1,373,676	20,423,224

Net Investment Income	12,274	113,668	10,398,056

Net realized gains (losses) from investments transactions	1,341	56	173,883

Change In Net Assets Resulting From Operations	$13,615	$113,724	$10,571,939

(a)	See Note 7 in the Notes to Financial Statements.

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2010 (continued)

	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Investment Income:
Interest	$387,719	$26,745,165	$6,296,260
Dividends	5,971	—	—
Other Income (a)	106	74,497	7,886

Total Investment Income	393,796	26,819,662	6,304,146

Expenses:
Investment Management	143,787	11,394,800	4,352,018
Advisory Services:
Operational Support—Class A Shares	—	579,460	291,340
Operational Support—Class B Shares	—	97	55
Operational Support—Class C Shares	—	488	6,202
Operational Support—Class D Shares	84,405	680,112	824,884
Operational Support—Class Y Shares	59,146	3,383,856	975,434
Operational Support—Class I Shares	235	—	—
Administration:
Class A Shares	—	233,959	116,707
Class B Shares	—	39	22
Class C Shares	—	197	2,484
Class D Shares	33,992	274,886	330,761
Class I Shares	95	2,727,200	903,552
Class Y Shares	23,820	1,367,141	391,265
Distribution:
Class B Shares	—	725	414
Class C Shares	—	3,660	46,514
Shareholder Servicing:
Class A Shares	—	2,317,855	1,165,373
Class B Shares	—	241	138
Class C Shares	—	1,221	15,505
Class D Shares	209,818	1,699,870	2,062,225
Accounting	78,119	70,941	66,760
Compliance Service	1,467	113,719	50,055
Transfer Agent	35,548	116,396	66,129
Trustee	4,685	400,340	152,191
Registration fees	64,602	444,615	124,749
Other	30,212	1,876,141	815,491

Total expenses before fee reductions	769,931	27,687,959	12,760,268
Fees contractually reduced by Investment Adviser	—	—	—
Fees voluntarily reduced by Investment Adviser	(288,207)	(1,967,036)	(3,172,813)
Fees voluntarily reduced by Administrator	—	(220,960)	(447,510)
Fees voluntarily reduced by Distributer	—	(4,385)	(46,928)
Fees voluntarily reduced by Shareholder Servicing Agent	(150,045)	(4,019,187)	(3,243,241)

Net Expenses	331,679	21,476,391	5,849,776

Net Investment Income	62,117	5,343,271	454,370

Net realized gains (losses) from investments transactions	1,779	(180,513)	119,371

Change In Net Assets Resulting From Operations	$63,896	$5,162,758	$573,741

(a)	See Note 7 in the Notes to Financial Statements.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets
All capital share transactions have been processed at a net asset value of $1.00 per share.

	California Tax-Free Money Market Fund		New York Tax-Free Money Market Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income	$12,274	$122,215	$113,668	$2,953,560
Net realized gains (losses) from investments transactions	1,341	(1)	56	—

Change in net assets resulting from operations	13,615	122,214	113,724	2,953,560

Dividends:
Net investment income:
Class A Shares	(25)	(259)	(5,363)	(81,076)
Class B Shares	—	—	(2)	(24)
Class C Shares	—	(4)	—	—
Class D Shares	(9,928)	(84,480)	(60,651)	(1,436,276)
Class Y Shares	(2,356)	(37,436)	(34,303)	(1,456,061)
Net realized gains:
Class A Shares	—	—	—	(383)
Class D Shares	—	—	—	(4,864)
Class Y Shares	—	—	—	(2,970)

Change in net assets resulting from shareholder dividends	(12,309)	(122,179)	(100,319)	(2,981,654)

Change in net assets resulting from capital transactions	(86,491,845)	26,601,526	(173,745,143)	(277,897,541)

Change in net assets	(86,490,539)	26,601,561	(173,731,738)	(277,925,635)

Net Assets:
Beginning of period	136,467,604	109,866,043	674,487,226	952,412,861

End of period	$49,977,065	$136,467,604	$500,755,488	$674,487,226

Accumulated net investment income (loss)	$1	$36	$2	$(13,403)

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	California Tax-Free Money Market Fund		New York Tax-Free Money Market Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$23,640	$335,984	$111,048,691	$114,978,329
Dividends reinvested	25	259	5,240	80,082
Value of shares redeemed	(244,908)	(557,023)	(137,188,421)	(120,149,734)

Class A Shares capital transactions	(221,243)	(220,780)	(26,134,490)	(5,091,323)

Class B Shares:
Dividends reinvested	—	—	3	24
Value of shares redeemed	—	—	(21,410)	(13,219)

Class B Shares capital transactions	—	—	(21,407)	(13,195)

Class C Shares:
Proceeds from shares issued	—	27,562	—	(1)
Dividends reinvested	—	4	—	—
Value of shares redeemed	—	(27,566)	—	—

Class C Shares capital transactions	—	—	—	(1)

Class D Shares:
Proceeds from shares issued	298,554,850	301,424,257	1,332,291,987	1,091,358,577
Dividends reinvested	2,059	37,909	42,926	1,144,944
Value of shares redeemed	(370,011,038)	(269,564,034)	(1,374,515,160)	(1,256,216,848)

Class D Shares capital transactions	(71,454,129)	31,898,132	(42,180,247)	(163,713,327)

Class Y Shares:
Proceeds from shares issued	74,714,245	169,462,249	940,911,426	1,093,831,944
Dividends reinvested	676	5,257	26,949	1,158,964
Value of shares redeemed	(89,531,394)	(174,543,332)	(1,046,347,374)	(1,204,070,603)

Class Y Shares capital transactions	(14,816,473)	(5,075,826)	(105,408,999)	(109,079,695)

Change in net assets resulting from capital transactions	$(86,491,845)	$26,601,526	$(173,745,143)	$(277,897,541)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	Prime Money Market Fund		Tax-Free Money Market Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income	$10,398,056	$57,327,100	$62,117	$1,035,726
Net realized gains (losses) from investment transactions	173,883	3,584,834	1,779	2

Change in net assets resulting from operations	10,571,939	60,911,934	63,896	1,035,728

Dividends:
Net investment income:
Class A Shares	(37,692)	(1,016,162)	—	—
Class B Shares	(35)	(503)	—	—
Class C Shares	(27,814)	(518,642)	—	—
Class D Shares	(245,543)	(10,530,148)	(9,826)	(276,495)
Class I Shares	(9,643,060)	(36,107,949)	(217)	—
Class Y Shares	(404,937)	(9,188,251)	(52,124)	(759,183)
Net realized gains:
Class D Shares	—	—	—	(278)
Class Y Shares	—	—	—	(438)

Change in net assets resulting from shareholder dividends	(10,359,081)	(57,361,655)	(62,167)	(1,036,394)

Change in net assets resulting from capital transactions	(3,466,257,144)	2,440,883,353	(87,973,151)	(20,377,067)

Change in net assets	(3,466,044,286)	2,444,433,632	(87,971,422)	(20,377,733)

Net Assets:
Beginning of period	10,981,682,445	8,537,248,813	193,139,288	213,517,021

End of period	$7,515,638,159	$10,981,682,445	$105,167,866	$193,139,288

Accumulated net investment income (loss)	$3,880	$(35,094)	$—	$50

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	Prime Money Market Fund		Tax-Free Money Market Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$704,054,090	$809,840,157	$—	$255
Dividends reinvested	31,907	883,282	—	—
Value of shares redeemed	(1,014,520,313)	(776,080,491)	—	—

Class A Shares capital transactions	(310,434,316)	34,642,948	—	255

Class B Shares:
Proceeds from shares issued	—	278,962	—	—
Dividends reinvested	28	418	—	—
Value of shares redeemed	(86,464)	(165,781)	—	—

Class B Shares capital transactions	(86,436)	113,599	—	—

Class C Shares:
Proceeds from shares issued	620,820,913	770,195,894	—	—
Dividends reinvested	27,818	518,642	—	—
Value of shares redeemed	(880,191,343)	(828,248,859)	—	—

Class C Shares capital transactions	(259,342,612)	(57,534,323)	—	—

Class D Shares:
Proceeds from shares issued	8,128,496,115	7,709,199,164	180,284,942	275,263,759
Dividends reinvested	181,847	7,863,842	2,620	76,274
Value of shares redeemed	(8,427,865,849)	(8,444,300,576)	(201,650,799)	(249,776,390)

Class D Shares capital transactions	(299,187,887)	(727,237,570)	(21,363,237)	25,563,643

Class I Shares:
Proceeds from shares issued	50,013,243,325	58,493,552,982	2,283,761	—
Dividends reinvested	5,017,364	20,360,616	213	—
Value of shares redeemed	(52,528,387,645)	(54,280,103,881)	(2,283,974)	—

Class I Shares capital transactions	(2,510,126,956)	4,233,809,717	—	—

Class Y Shares:
Proceeds from shares issued	3,338,297,449	5,861,067,626	278,127,720	306,605,386
Dividends reinvested	365,355	6,952,852	28,563	395,490
Value of shares redeemed	(3,425,741,741)	(6,910,931,496)	(344,766,197)	(352,941,841)

Class Y Shares capital transactions	(87,078,937)	(1,042,911,018)	(66,609,914)	(45,940,965)

Change in net assets resulting from capital transactions	$(3,466,257,144)	$2,440,883,353	$(87,973,151)	$(20,377,067)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Government Money Market Fund		U.S. Treasury Money Market Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income	$5,343,271	$44,639,755	$454,370	$7,282,425
Net realized gains (losses) from investments transactions	(180,513)	1,358,500	119,371	240,063

Change in net assets resulting from operations	5,162,758	45,998,255	573,741	7,522,488

Dividends:
Net investment income:
Class A Shares	(63,587)	(875,403)	(29,639)	(304,735)
Class B Shares	(11)	(55)	(5)	(84)
Class C Shares	(54)	(131)	(629)	(2,223)
Class D Shares	(73,725)	(2,261,113)	(84,195)	(689,245)
Class I Shares	(4,841,080)	(27,006,162)	(244,902)	(5,451,587)
Class Y Shares	(368,370)	(14,492,834)	(99,540)	(829,704)
Net realized gains:
Class A Shares	(71,214)	(43,041)	—	(20,098)
Class B Shares	(11)	(6)	—	(7)
Class C Shares	(54)	(13)	—	(173)
Class D Shares	(75,519)	(70,176)	—	(53,316)
Class I Shares	(799,823)	(429,417)	—	(166,785)
Class Y Shares	(411,878)	(307,699)	—	(41,513)

Change in net assets resulting from shareholder dividends	(6,705,326)	(45,486,050)	(458,910)	(7,559,470)

Change in net assets resulting from capital transactions	(3,920,417,253)	(909,500,912)	(2,382,770,496)	(987,019,574)

Change in net assets	(3,921,959,821)	(908,988,707)	(2,382,655,665)	(987,056,556)

Net Assets:
Beginning of period	12,889,720,942	13,798,709,649	5,668,114,055	6,655,170,611

End of period	$8,967,761,121	$12,889,720,942	$3,285,458,390	$5,668,114,055

Accumulated net investment income (loss)	$501	$4,056	$(295)	$4,245

39	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Government Money Market Fund		U.S. Treasury Money Market Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,992,806,692	$2,080,944,837	$586,562,316	$1,023,071,534
Dividends reinvested	132,537	913,749	29,586	322,146
Value of shares redeemed	(2,541,124,265)	(2,211,025,475)	(939,620,546)	(1,217,854,944)

Class A Shares capital transactions	(548,185,036)	(129,166,889)	(353,028,644)	(194,461,264)

Class B Shares:
Proceeds from shares issued	57,962	38,074	—	53,702
Dividends reinvested	22	61	5	90
Value of shares redeemed	(53,916)	(8,130)	(9,405)	(125,494)

Class B Shares capital transactions	4,068	30,005	(9,400)	(71,702)

Class C Shares:
Proceeds from shares issued	4,343,429	5,857,186	19,052,998	17,236,521
Dividends reinvested	108	144	628	2,396
Value of shares redeemed	(4,572,877)	(5,728,598)	(26,191,953)	(11,203,400)

Class C Shares capital transactions	(229,340)	128,732	(7,138,327)	6,035,517

Class D Shares:
Proceeds from shares issued	2,372,133,864	4,052,413,546	2,661,745,254	2,696,084,524
Dividends reinvested	81,037	837,509	51,719	450,754
Value of shares redeemed	(2,217,260,103)	(4,724,014,727)	(2,891,227,047)	(2,678,774,334)

Class D Shares capital transactions	154,954,798	(670,763,672)	(229,430,074)	17,760,944

Class I Shares:
Proceeds from shares issued	43,584,385,177	41,618,275,191	11,036,153,561	14,180,222,732
Dividends reinvested	3,450,663	20,612,947	126,402	3,671,466
Value of shares redeemed	(46,662,995,313)	(38,370,813,811)	(12,980,257,849)	(14,632,179,986)

Class I Shares capital transactions	(3,075,159,473)	3,268,074,327	(1,943,977,886)	(448,285,788)

Class Y Shares:
Proceeds from shares issued	30,977,630,926	29,490,401,988	3,333,793,931	4,032,151,030
Dividends reinvested	759,275	14,679,200	94,774	813,514
Value of shares redeemed	(31,430,192,471)	(32,882,884,603)	(3,183,074,870)	(4,400,961,825)

Class Y Shares capital transactions	(451,802,270)	(3,377,803,415)	150,813,835	(367,997,281)

Change in net assets resulting from capital transactions	$(3,920,417,253)	$(909,500,912)	$(2,382,770,496)	$(987,019,574)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2007(d)	$1.00	—	*	—		—	*	— *	— *	$1.00
Year Ended October 31, 2008(e)	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010(g)	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS C SHARES
Period Ended October 31, 2007(h)	$1.00	0.01		—		0.01		(0.01)	(0.01)	$1.00
Year Ended October 31, 2008(i)	1.00	0.01		—		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2009(j)	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010(k)	1.00	—		—		—		—	—	1.00

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	(0.03)	$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	— *	1.00

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	(0.03)	$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Period Ended October 31, 2007(d)	0.00%		$—	0.72%		2.71%		0.87%
Year Ended October 31, 2008(e)	1.48%		442	0.67%		1.49%		0.82%
Year Ended October 31, 2009	0.08	%(f)	221	0.47	%(f)	0.08	%(f)	0.88	%(f)
Year Ended October 31, 2010(g)	0.02	%(m)	—	0.25%		0.03	%(m)	0.89%

CLASS C SHARES
Period Ended October 31, 2007(h)	1.08%		$1,018	1.22%		2.41%		1.37%
Year Ended October 31, 2008(i)	0.65%		—	1.21%		1.62%		1.36%
Year Ended October 31, 2009(j)	0.02	%(f)	—	0.90	%(f)	0.08	%(f)	1.05	%(f)
Year Ended October 31, 2010(k)	—%		—	—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	2.73%		$86,686	0.57%		2.66%		0.72%
Year Ended October 31, 2007	3.09	%(l)	90,843	0.50	%(l)	3.08	%(l)	0.66%
Year Ended October 31, 2008	1.90%		83,261	0.47%		1.76%		0.62%
Year Ended October 31, 2009	0.10	%(f)	115,160	0.42	%(f)	0.10	%(f)	0.70	%(f)
Year Ended October 31, 2010	0.01	%(m)	43,706	0.25%		0.02	%(m)	0.72%

CLASS Y SHARES
Year Ended October 31, 2006	2.98%		$43,114	0.31%		2.95%		0.46%
Year Ended October 31, 2007	3.35	%(l)	32,205	0.24	%(l)	3.32	%(l)	0.40%
Year Ended October 31, 2008	2.16%		26,163	0.20%		2.03%		0.35%
Year Ended October 31, 2009	0.22	%(f)	21,087	0.31	%(f)	0.25	%(f)	0.46	%(f)
Year Ended October 31, 2010	0.02	%(m)	6,271	0.24%		0.02	%(m)	0.48%

*	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Class A Shares commenced operations on March 2, 2007 and were operational during a portion of the period only. Amounts reflect performance for the period of time the class had operations, which was 3 days during the period. The net asset value, end of period, presented is as of the last day the class had shareholders during the period.

(e)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 332 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(f)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have decreased by 0.05% and the total return and net investment income ratio would have increased by 0.05%.

(g)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 334 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had operations.

(h)	Class C Shares commenced operations on May 7, 2007.

(i)

Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 152 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(j)

Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 28 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(k)	During the year ended, C Shares had no operations. The net asset values reflected represent the last day the class had shareholders.

(l)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02% and 0.01% for Class D Shares and Class Y Shares, respectively.

(m)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and total return was less than 0.005%.

41	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)	$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2007	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010(e)	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS C SHARES
Year Ended October 31, 2006(f)	$1.00	—		—		—		—	—		—	$1.00
Year Ended October 31, 2007(f)	1.00	—		—		—		—	—		—	1.00
Year Ended October 31, 2008(f)	1.00	—		—		—		—	—		—	1.00
Year Ended October 31, 2009(g)	1.00	—		—		—		—	—		—	1.00
Year Ended October 31, 2010(g)	1.00	—		—		—		—	—		—	1.00

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)	$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)	$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—		—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets(b)

CLASS A SHARES
Year Ended October 31, 2006	2.63%		$153,523		0.70%		2.61%		0.70%
Year Ended October 31, 2007	3.00	%(c)	120,841		0.65	%(c)	2.98	%(c)	0.67%
Year Ended October 31, 2008	1.94%		45,791		0.63%		2.09%		0.63%
Year Ended October 31, 2009	0.18	%(d)	40,698		0.49	%(d)	0.21	%(d)	0.67	%(d)
Year Ended October 31, 2010	0.02	%(h)	14,564		0.23%		0.02	%(h)	0.64%

CLASS B SHARES
Year Ended October 31, 2006	2.01%		$55		1.30%		1.88%		1.30%
Year Ended October 31, 2007	2.39	%(c)	34		1.25	%(c)	2.38	%(c)	1.27%
Year Ended October 31, 2008	1.33%		35		1.23%		1.30%		1.23%
Year Ended October 31, 2009	0.08	%(d)	21		0.65	%(d)	0.08	%(d)	1.27	%(d)
Year Ended October 31, 2010(e)	0.01	%(h)	—		0.22%		0.02	%(h)	1.24%

CLASS C SHARES
Year Ended October 31, 2006(f)	—%			**	—%		—%		—%
Year Ended October 31, 2007(f)	—%			**	—%		—%		—%
Year Ended October 31, 2008(f)	—%			**	—%		—%		—%
Year Ended October 31, 2009(g)	—%		—		—%		—%		—%
Year Ended October 31, 2010(g)	—%		—		—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	2.78%		$352,630		0.55%		2.78%		0.55%
Year Ended October 31, 2007	3.16	%(c)	531,864		0.50	%(c)	3.14	%(c)	0.52%
Year Ended October 31, 2008	2.09%		586,791		0.48%		1.99%		0.48%
Year Ended October 31, 2009	0.25	%(d)	423,061		0.43	%(d)	0.26	%(d)	0.52	%(d)
Year Ended October 31, 2010	0.02	%(h)	380,888		0.23%		0.02	%(h)	0.49%

CLASS Y SHARES
Year Ended October 31, 2006	3.04%		$263,187		0.30%		2.99%		0.30%
Year Ended October 31, 2007	3.42	%(c)	339,665		0.25	%(c)	3.39	%(c)	0.27%
Year Ended October 31, 2008	2.35%		319,797		0.23%		2.27%		0.23%
Year Ended October 31, 2009	0.40	%(d)	210,706		0.26	%(d)	0.39	%(d)	0.27	%(d)
Year Ended October 31, 2010	0.02	%(h)	105,303		0.22%		0.02	%(h)	0.24%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Total returns do not include redemption charges.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.

(d)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have decreased by 0.04% and the total return and net investment income ratio would have increased by 0.04%.

(e)

Class B Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 190 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had operations.

(f)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money. The net asset values reflected represent the last day the class had shareholders.

(g)	During the year ended, Class C Shares had no operations. The net asset values reflected represent the last day the class had shareholders.

(h)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR PRIME MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *	1.00

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2008	1.00	0.02		—	*	0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	—	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *	1.00

CLASS C SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.04		—	*	0.04		(0.04)	(0.04)	1.00
Year Ended October 31, 2008	1.00	0.02		—	*	0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *	1.00

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.04		—	*	0.04		(0.04)	(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *	1.00

CLASS I SHARES
Year Ended October 31, 2006	$1.00	0.05		—	*	0.05		(0.05)	(0.05)	$1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *	1.00

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.05		—	*	0.05		(0.05)	(0.05)	$1.00
Year Ended October 31, 2007	1.00	0.05		—	*	0.05		(0.05)	(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—	*	0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets(b)

CLASS A SHARES
Year Ended October 31, 2006	4.24%		$415,514	0.72%		4.20%		0.73%
Year Ended October 31, 2007	4.77	%(c)	471,148	0.67	%(c)	4.68	%(c)	0.70%
Year Ended October 31, 2008	2.71	%(d)	308,499	0.67%		2.73%		0.67%
Year Ended October 31, 2009	0.32	%(e)	343,265	0.55	%(e)	0.31	%(e)	0.69	%(e)
Year Ended October 31, 2010	0.01	%(f)	32,943	0.29%		0.01	%(f)	0.67%

CLASS B SHARES
Year Ended October 31, 2006	3.61%		$109	1.32%		3.60%		1.33%
Year Ended October 31, 2007	4.14	%(c)	204	1.27	%(c)	4.07	%(c)	1.30%
Year Ended October 31, 2008	2.10	%(d)	199	1.27%		2.08%		1.27%
Year Ended October 31, 2009	0.17	%(e)	312	0.68	%(e)	0.13	%(e)	1.30	%(e)
Year Ended October 31, 2010	0.01	%(f)	226	0.29%		0.01	%(f)	1.27%

CLASS C SHARES
Year Ended October 31, 2006	3.61%		$268,071	1.32%		3.59%		1.33%
Year Ended October 31, 2007	4.14	%(c)	317,217	1.27	%(c)	4.08	%(c)	1.30%
Year Ended October 31, 2008	2.10	%(d)	316,779	1.27%		2.04%		1.27%
Year Ended October 31, 2009	0.17	%(e)	259,364	0.74	%(e)	0.19	%(e)	1.29	%(e)
Year Ended October 31, 2010	0.01	%(f)	44	0.29%		0.01	%(f)	1.27%

CLASS D SHARES
Year Ended October 31, 2006	4.39%		$2,098,413	0.57%		4.38%		0.58%
Year Ended October 31, 2007	4.92	%(c)	3,710,803	0.52	%(c)	4.83	%(c)	0.55%
Year Ended October 31, 2008	2.86	%(d)	2,720,592	0.52%		2.89%		0.52%
Year Ended October 31, 2009	0.40	%(e)	1,994,448	0.49	%(e)	0.42	%(e)	0.54	%(e)
Year Ended October 31, 2010	0.01	%(f)	1,695,222	0.29%		0.01	%(f)	0.52%

CLASS I SHARES
Year Ended October 31, 2006	4.79%		$2,111,147	0.19%		4.70%		0.22%
Year Ended October 31, 2007	5.33	%(c)	1,870,485	0.14	%(c)	5.21	%(c)	0.21%
Year Ended October 31, 2008	3.23	%(d)	2,954,253	0.16%		3.14%		0.17%
Year Ended October 31, 2009	0.69	%(e)	7,189,613	0.18	%(e)	0.55	%(e)	0.19	%(e)
Year Ended October 31, 2010	0.14	%(f)	4,679,632	0.17%		0.14	%(f)	0.17%

CLASS Y SHARES
Year Ended October 31, 2006	4.65%		$530,780	0.32%		4.59%		0.33%
Year Ended October 31, 2007	5.19	%(c)	1,036,994	0.27	%(c)	5.08	%(c)	0.30%
Year Ended October 31, 2008	3.12	%(d)	2,236,927	0.27%		2.96%		0.27%
Year Ended October 31, 2009	0.58	%(e)	1,194,680	0.29	%(e)	0.68	%(e)	0.29	%(e)
Year Ended October 31, 2010	0.05	%(f)	1,107,571	0.26%		0.04	%(f)	0.27%

*	Less than $0.005 per share.

†	Calculated based on average shares outstanding.

(a)	Total returns do not include redemption charges.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(d)

During the year ended October 31, 2008, an affiliate of the Fund’s investment adviser purchased certain defaulted securities at $16,746,382, in excess of their fair value on the purchase date. The corresponding impact of this excess amount to the total returns were 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

(f)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and total return was less than 0.005%.

43	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income		Net Realized Gains from Investments		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006(d)	$1.00	0.01		—		0.01		(0.01)		—		(0.01)		$1.00
Year Ended October 31, 2007(e)	1.00	—	*	—		—	*	—	*	—		—	*	1.00
Year Ended October 31, 2008(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(g)	1.00	—	*	—	*	—	*	—	*	—	*	—	*	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—		—	*	1.00

CLASS C SHARES
Period Ended October 31, 2007(i)	$1.00	—	*	—		—	*	—	*	—		—	*	$1.00
Year Ended October 31, 2008(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2010(f)	1.00	—		—		—		—		—		—		1.00

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)		—		(0.03)		1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	—	*	—	*	—	*	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—		—	*	1.00

CLASS I SHARES
Year Ended October 31, 2006(f)	$1.00	—	*	—		—	*	—	*	—		—	*	$1.00
Year Ended October 31, 2007(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2008(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2009(f)	1.00	—		—		—		—		—		—		1.00
Year Ended October 31, 2010(k)	1.00	—	*	—		—	*	—	*	—		—	*	1.00

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)		—		(0.03)		$1.00
Year Ended October 31, 2007	1.00	0.03		—		0.03		(0.03)		—		(0.03)		1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)		—		(0.02)		1.00
Year Ended October 31, 2009	1.00	0.01		—	*	0.01		(0.01)		—	*	(0.01)		1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	—	*	—		—	*	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006(d)	0.56%		$1	1.06%		3.35%		1.49%
Year Ended October 31, 2007(e)	0.18%		—	0.72%		2.96%		0.92%
Year Ended October 31, 2008(f)	—%		—	—%		—%		—%
Year Ended October 31, 2009(g)	0.01	%(h)	**	0.31	%(h)	0.36	%(h)	0.07	%(h)
Year Ended October 31, 2010	—	%(j)	**	0.15%		0.12	%(j)	0.28%

CLASS C SHARES
Period Ended October 31, 2007(i)	0.09%		$—	1.34%		2.24%		1.54%
Year Ended October 31, 2008(f)	—%		—	—%		—%		—%
Year Ended October 31, 2009(f)	—%		—	—%		—%		—%
Year Ended October 31, 2009(f)	—%		—	—%		—%		—%
Year Ended October 31, 2010(f)	—%		—	—%		—%		—%

CLASS D SHARES
Year Ended October 31, 2006	2.77%		$48,502	0.66%		2.76%		0.99%
Year Ended October 31, 2007	3.04%		40,184	0.63%		3.04%		0.83%
Year Ended October 31, 2008	2.13%		69,787	0.46%		2.05%		0.66%
Year Ended October 31, 2009	0.31	%(h)	95,350	0.43	%(h)	0.29	%(h)	0.63	%(h)
Year Ended October 31, 2010	0.01	%(j)	73,988	0.26%		0.01	%(j)	0.64%

CLASS I SHARES
Year Ended October 31, 2006(f)	—%		$—	—%		—%		—%
Year Ended October 31, 2007(f)	—%		—	—%		—%		—%
Year Ended October 31, 2008(f)	—%		—	—%		—%		—%
Year Ended October 31, 2009(f)	—%		—	—%		—%		—%
Year Ended October 31, 2010(k)	0.01%		—	0.16%		0.09	%(j)	0.37%

CLASS Y SHARES
Year Ended October 31, 2006	3.02%		$12,424	0.39%		2.92%		0.77%
Year Ended October 31, 2007	3.30%		18,936	0.34%		3.31%		0.54%
Year Ended October 31, 2008	2.38%		143,730	0.20%		2.31%		0.40%
Year Ended October 31, 2009	0.55	%(h)	97,789	0.18	%(h)	0.57	%(h)	0.38	%(h)
Year Ended October 31, 2010	0.08	%(j)	31,180	0.18%		0.09	%(j)	0.39%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 78 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(e)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(f)	During the period, class had no operations. The net asset values reflected represent the last day the class had shareholders.

(g)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 262 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(h)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.03% and the total return and net investment income ratio would have increased by 0.03%.

(i)

Class C Shares commenced operations on July 30, 2007 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

(j)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(k)

Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 51 days during the period. The net asset value, end of period, presented is as of the last day during the period the class had shareholders.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—		—		—		— *	—	*	— *	1.00

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS C SHARES
Period Ended October 31, 2007(f)	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010(g)	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—		— *	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—		— *	1.00

CLASS I SHARES
Year Ended October 31, 2006(h)	$1.00	0.02		—		0.02		(0.02)	—		(0.02)	$1.00
Year Ended October 31, 2007(i)	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	—	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—	*	—	1.00

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.03		—		0.03		(0.03)	—		(0.03)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	—	1.00
Year Ended October 31, 2010	1.00	—	*	—	*	—	*	— *	—	*	—	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006	4.16%		$1,287,045		0.72%		4.13%		0.73%
Year Ended October 31, 2007	4.63	%(d)	1,090,807		0.65	%(d)	4.56	%(d)	0.70%
Year Ended October 31, 2008	2.20%		703,712		0.67%		2.29%		0.67%
Year Ended October 31, 2009	0.14	%(e)	574,577		0.52	%(e)	0.14	%(e)	0.72	%(e)
Year Ended October 31, 2010	0.02	%(j)	25,926		0.23%		0.01	%(j)	0.67%

CLASS B SHARES
Year Ended October 31, 2006	4.29%		$1		1.31%		3.95%		1.32%
Year Ended October 31, 2007	4.76	%(d)	1		1.25	%(d)	4.01	%(d)	1.28%
Year Ended October 31, 2008	1.67%		54		1.29%		1.24%		1.29%
Year Ended October 31, 2009	0.08	%(e)	84		0.54	%(e)	0.08	%(e)	1.30	%(e)
Year Ended October 31, 2010	0.02	%(j)	88		0.22%		0.01	%(j)	1.27%

CLASS C SHARES
Period Ended October 31, 2007(f)	3.79	%(d)	$428		1.20	%(d)	3.78	%(d)	1.25%
Year Ended October 31, 2008	1.59%		101		1.27%		1.28%		1.27%
Year Ended October 31, 2009	0.08	%(e)	229		0.50	%(e)	0.04	%(e)	1.32	%(e)
Year Ended October 31, 2010(g)	0.02	%(j)		**	0.23%		0.01	%(j)	1.27%

CLASS D SHARES
Year Ended October 31, 2006	4.32%		$967,456		0.57%		4.27%		0.58%
Year Ended October 31, 2007	4.79	%(d)	761,155		0.50	%(d)	4.66	%(d)	0.54%
Year Ended October 31, 2008	2.36%		1,438,199		0.52%		1.92%		0.52%
Year Ended October 31, 2009	0.18	%(e)	767,551		0.48	%(e)	0.21	%(e)	0.58	%(e)
Year Ended October 31, 2010	0.02	%(j)	922,510		0.22%		0.02	%(j)	0.52%

CLASS I SHARES
Year Ended October 31, 2006(h)	1.80%		$23,002		0.17%		5.08%		0.23%
Year Ended October 31, 2007(i)	4.99	%(d)	949,095		0.15	%(d)	4.73	%(d)	0.17%
Year Ended October 31, 2008	2.72%		4,908,887		0.17%		2.23%		0.18%
Year Ended October 31, 2009	0.43	%(e)	8,176,980		0.22	%(e)	0.38	%(e)	0.22	%(e)
Year Ended October 31, 2010	0.08	%(j)	5,100,891		0.16%		0.07	%(j)	0.17%

CLASS Y SHARES
Year Ended October 31, 2006	4.58%		$517,089		0.32%		4.49%		0.33%
Year Ended October 31, 2007	5.05	%(d)	6,267,594		0.26	%(d)	4.78	%(d)	0.28%
Year Ended October 31, 2008	2.61%		6,747,758		0.27%		2.53%		0.27%
Year Ended October 31, 2009	0.32	%(e)	3,370,299		0.33	%(e)	0.38	%(e)	0.33	%(e)
Year Ended October 31, 2010	0.02	%(j)	2,918,347		0.22%		0.02	%(j)	0.27%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

Included in the ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been decreased by 0.06% and the total return and net investment income ratio would have increased by 0.06%.

(f)

Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.

(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.

(h)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 136 days during the period.

(i)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 357 days during the period.

(j)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

45	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities						Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized Gains (Losses) from Investment Transactions		Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments		Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	—	*	— *	1.00

CLASS B SHARES
Year Ended October 31, 2006	$1.00	0.03		—		0.03		(0.03)	—		(0.03)	$1.00
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2008	1.00	0.01		—		0.01		(0.01)	—		(0.01)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	—	*	— *	1.00

CLASS C SHARES
Year Ended October 31, 2008(e)	$1.00	—	*	—		—		—	—		—	$1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010(g)	1.00	—	*†	—	*	—	*	— *	—		— *	1.00

CLASS D SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.04		—		0.04		(0.04)	—		(0.04)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	—		— *	1.00

CLASS I SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	—		— *	1.00

CLASS Y SHARES
Year Ended October 31, 2006	$1.00	0.04		—		0.04		(0.04)	—		(0.04)	$1.00
Year Ended October 31, 2007	1.00	0.05		—		0.05		(0.05)	—		(0.05)	1.00
Year Ended October 31, 2008	1.00	0.02		—		0.02		(0.02)	—		(0.02)	1.00
Year Ended October 31, 2009	1.00	—	*	—	*	—	*	— *	—	*	— *	1.00
Year Ended October 31, 2010	1.00	—	*†	—	*	—	*	— *	—		— *	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2006	3.74%		$67,861	0.74%		3.75%		0.77%
Year Ended October 31, 2007	4.19	%(d)	84,355	0.68	%(d)	4.09	%(d)	0.74%
Year Ended October 31, 2008	1.38%		580,458	0.67%		1.06%		0.67%
Year Ended October 31, 2009	0.07%		385,994	0.24%		0.07%		0.66%
Year Ended October 31, 2010	0.01	%(f)	32,973	0.14%		0.01	%(f)	0.67%

CLASS B SHARES
Year Ended October 31, 2006	3.12%		$40	1.35%		3.09%		1.38%
Year Ended October 31, 2007	3.57	%(d)	41	1.28	%(d)	3.51	%(d)	1.35%
Year Ended October 31, 2008	0.86%		131	1.11%		1.01%		1.28%
Year Ended October 31, 2009	0.07%		60	0.24%		0.07%		1.26%
Year Ended October 31, 2010	0.01	%(f)	50	0.14%		0.01	%(f)	1.27%

CLASS C SHARES
Year Ended October 31, 2008(e)	0.01%		$1,103	0.64%		0.20%		1.26%
Year Ended October 31, 2009	0.07%		7,138	0.22%		0.04%		1.26%
Year Ended October 31, 2010(g)	0.01	%(f)	**	0.13%		0.00	%(f)	1.27%

CLASS D SHARES
Year Ended October 31, 2006	3.90%		$302,637	0.60%		3.85%		0.62%
Year Ended October 31, 2007	4.34	%(d)	297,120	0.53	%(d)	4.28	%(d)	0.62%
Year Ended October 31, 2008	1.53%		937,905	0.52%		1.33%		0.59%
Year Ended October 31, 2009	0.07%		955,652	0.23%		0.06%		0.51%
Year Ended October 31, 2010	0.01	%(f)	726,244	0.14%		0.01	%(f)	0.52%

CLASS I SHARES
Year Ended October 31, 2006	4.37%		$6,521	0.19%		4.12%		0.27%
Year Ended October 31, 2007	4.74	%(d)	73,460	0.15	%(d)	4.38	%(d)	0.22%
Year Ended October 31, 2008	1.90%		3,771,262	0.16%		1.26%		0.16%
Year Ended October 31, 2009	0.14%		3,322,962	0.16%		0.14%		0.16%
Year Ended October 31, 2010	0.01	%(f)	1,379,042	0.13%		0.01	%(f)	0.17%

CLASS Y SHARES
Year Ended October 31, 2006	4.16%		$42,934	0.35%		4.07%		0.37%
Year Ended October 31, 2007	4.60	%(d)	41,256	0.27	%(d)	4.34	%(d)	0.32%
Year Ended October 31, 2008	1.78%		1,364,310	0.27%		1.34%		0.27%
Year Ended October 31, 2009	0.08%		996,309	0.22%		0.08%		0.26%
Year Ended October 31, 2010	0.01	%(f)	1,147,150	0.14%		0.01	%(f)	0.27%

*	Less than $0.005 per share.

**	Less than $500.

†	Calculated based on average shares outstanding.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, the Investment Adviser reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 26 days during the period.

(f)

During the year ended October 31, 2010, certain Funds (including the Fund) received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. (See Note 7 in Notes to Financial Statements). The corresponding impact to the net income ratio and the total return was less than 0.005%.

(g)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 351 days during the period.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2010, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 6 funds (individually a “Fund,’’ collectively the “Funds’’):

Fund	Short Name

HSBC Investor California Tax-Free Money Market Fund	California Tax-Free Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
HSBC Investor Prime Money Market Fund	Prime Money Market Fund
HSBC Investor Tax-Free Money Market Fund	Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

All the Funds are diversified funds. Each Fund is a part of the HSBC Investor Family of Funds.

Financial statements for all other Funds of HSBC Investor Family of Funds are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class E Shares and Class Y Shares. In addition, the Prime Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC’’) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. As of October 31, 2010, Class E Shares were not operational.

          Under the Trust’s organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment

47	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2010 (continued)

gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At October 31, 2010, the Funds did not hold any restricted securities that were deemed illiquid.

Repurchase Agreements:

          The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collaterized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

          The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as appli-

HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

cable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Investments of the Money Market Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the Funds’ investments based upon the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

California Tax-Free Money Market Fund
Investment Securities: (a)
Commercial Paper and Notes	$—	$1,000,000	$—	$1,000,000
Municipal Bonds	—	1,422,747	—	1,422,747
Variable Rate Demand Notes	—	42,875,000	—	42,875,000
Investment Companies	4,894,040	—	—	4,894,040

Total Investment Securities	$4,894,040	$45,297,747	$—	$50,191,787

New York Tax-Free Money Market Fund
Investment Securities: (a)
Commercial Paper and Notes	$—	$10,000,000	$—	$10,000,000
Variable Rate Demand Notes	—	466,634,000	—	466,634,000
Municipal Bonds	—	10,083,061	—	10,083,061
Investment Companies	13,806,897	—	—	13,806,897

Total Investment Securities	$13,806,897	$486,717,061	$—	$500,523,958

49	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2010 (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Prime Money Market Fund
Investment Securities: (a)
Certificates of Deposit	$—	$2,193,012,308	$—	$2,193,012,308
Corporate Obligations	—	538,606,649	—	538,606,649
Commercial Paper and Notes	—	2,733,584,095	—	2,733,584,095
Municipal Bonds	—	169,345,000	—	169,345,000
Repurchase Agreements	—	435,000,000	—	435,000,000
Variable Rate Demand Notes	—	418,455,000	—	418,455,000
Time Deposits	—	424,358,211	—	424,358,211
U.S. Treasury Obligations	—	601,771,018	—	601,771,018

Total Investment Securities	$—	$7,514,132,281	$—	$7,514,132,281

Tax-Free Money Market Fund
Investment Securities: (a)
Commercial Paper and Notes	$—	$4,500,000	$—	$4,500,000
Municipal Bonds	—	12,054,142	—	12,054,142
Variable Rate Demand Notes	—	80,370,000	—	80,370,000
Investment Companies	3,640,580	—	—	3,640,580

Total Investment Securities	$3,640,580	$96,924,142	$—	$100,564,722

U.S. Government Money Market Fund
Investment Securities: (a)
U.S. Government and Government Agency Obligations	$—	$4,456,017,950	$—	$4,456,017,950
U.S. Treasury Obligations	—	570,228,784	—	570,228,784
Repurchase Agreements	—	3,940,000,000	—	3,940,000,000

Total Investment Securities	$—	$8,966,246,734	$—	$8,966,246,734

U.S. Treasury Money Market Fund
Investment Securities: (a)
U.S. Treasury Obligations	$—	$3,259,766,036	$—	$3,259,766,036

Total Investment Securities	$—	$3,259,766,036	$—	$3,259,766,036

(a)	For detailed investment categorizations, see the accompanying Schedules of Portfolio Investments.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

4.	Related Party Transactions and Other Agreements and Plans:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services as investment adviser, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

          HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate

California Tax-Free Money Market Fund	0.10%
N.Y. Tax-Free Money Market Fund	0.05%
Prime Money Market Fund	0.10%
Tax-Free Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
U.S. Treasury Money Market Fund	0.10%

          The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund, Class I Shares. The Servicer is paid by the Investment Adviser from its profits and not by the Funds, for these services.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class, subject to certain allocations in cases where one fund invests some or all of its assets in another fund. An amount equal to 50% of the administration fees is deemed to be class specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as Sub-Administrator for the Trusts and the HSBC Investor Family of Funds, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC. During the year ended October 31, 2010 Citi Ohio voluntarily reduced its sub-administration fees by $264,653. During the year ended October 31, 2010, HSBC voluntarily reduced its administration fees by $407,594.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. As of the most recent fiscal year end, Foreside, as Distributor, also received $628,328, $459,202 and $43,157 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares and Class C Shares,

51	HSBC INVESTOR FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2010 (continued)

respectively, of which $60, $12 and $— were reallocated to HSBC-affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively. Expenses reduced during the year ended October 31, 2010 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.”

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which primarily consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares and Class D Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.85%, 1.00%, 1.00% and 0.50% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively. Expenses reduced during the year ended October 31, 2010 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.”

Fund Accounting, Transfer Agent and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for each fund of the HSBC Investor Family of Funds. As transfer agent, Citi Ohio receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi Ohio receives additional fees paid by the Trust for blue sky exemption services.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2011 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the California Tax-Free Money Market Fund, Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Contractual Expense Limitations

California Tax-Free Money Market Fund	A	0.80%
California Tax-Free Money Market Fund	B	1.40%*
California Tax-Free Money Market Fund	C	1.40%
California Tax-Free Money Market Fund	D	0.65%
California Tax-Free Money Market Fund	E	0.35%**
California Tax-Free Money Market Fund	Y	0.40%
Prime Money Market Fund	E	0.25%**
Prime Money Market Fund	I	0.20%
U.S. Government Money Market Fund	E	0.25%**
U.S. Government Money Market Fund	I	0.20%
U.S. Treasury Money Market Fund	E	0.25%**
U.S. Treasury Money Market Fund	I	0.20%

*	The California Tax-Free Money Market Fund Class B Shares have not commenced operations as of October 31, 2010.

**	As of October 31, 2010, Class E Shares were not operational.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year

HSBC INVESTOR FAMILY OF FUNDS	52

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

ended October 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013($)	2012($)	2011($)

California Tax-Free Money Market Fund	$52,407	—	—

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable.

          The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. Expenses reduced during the period ended October 31, 2010 are reflected on the Statements of Operations as “Fees Reduced by Custody Credits.”

5.	Concentration of Credit Risk:

          The California Tax-Free Money Market Fund and N.Y. Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of California and the State of New York, respectively, and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of California and New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

6.	Federal Income Tax Information:

          At October 31, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

California Tax-Free Money Market Fund	$50,191,787	$—	$—	$—
New York Tax-Free Money Market Fund	500,523,958	—	—	—
Prime Money Market Fund	7,514,132,281	—	—	—
Tax-Free Money Market Fund	100,564,722	—	—	—
U.S. Government Money Market Fund	8,966,246,734	—	—	—
U.S Treasury Money Market Fund	3,259,766,036	—	—	—

The tax character of dividends paid by the Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

California Tax-Free Money Market Fund	$559	$—	$559	$13,425	$13,984
New York Tax-Free Money Market Fund	4,313	56	4,369	92,885	97,254
Prime Money Market Fund	10,613,089	—	10,613,089	—	10,613,089
Tax-Free Money Market Fund	35	—	35	78,140	78,175
U.S. Government Money Market Fund	7,207,291	—	7,207,291	—	7,207,291
U.S Treasury Money Market Fund	533,359	—	533,359	—	533,359

The tax character of dividends paid by the Funds for the year ended October 31, 2009 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

California Tax-Free Money Market Fund	$—	$—	$—	$314,207	$314,207
New York Tax-Free Money Market Fund	14,699	—	14,699	5,594,422	5,609,121
Prime Money Market Fund	69,404,711	—	69,404,711	—	69,404,711
Tax-Free Money Market Fund	717	2	719	1,543,185	1,543,904
U.S. Government Money Market Fund	65,922,133	—	65,922,133	—	65,922,133
U.S Treasury Money Market Fund	10,236,049	—	10,236,049	—	10,236,049

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

53	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

                    As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

California Tax-Free Money Market Fund	$—	$2,062	$—	$2,062	$(2,062)	$(1,584)	$—	$(1,584)
New York Tax-Free Money Market Fund	—	16,470	—	16,470	(16,468)	—	—	2
Prime Money Market Fund	648,604	—	—	648,604	(644,724)	(200,309)	—	(196,429)
Tax-Free Money Market Fund	1,744	2,443	35	4,222	(2,443)	—	—	1,779
U.S. Government Money Market Fund	461,197	—	—	461,197	(460,695)	(180,513)	—	(180,011)
U.S Treasury Money Market Fund	72,629	—	—	72,629	(29,046)	—	—	43,583

          As of October 31, 2010, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

California Tax-Free Money Market Fund	$1,583	2016
California Tax-Free Money Market Fund	1	2017
Prime Money Market Fund	200,309	2016
U.S. Government Money Market Fund	180,513	2018

As of October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

California Tax-Free Money Market Fund	$1,341
Prime Money Market Fund	173,883
U.S. Treasury Money Market Fund	75,493

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. The related settlement monies were received by the Funds during the year ended October 31, 2010 and are disclosed in the Statements of Operations as “Other Income”. The corresponding impact to the net income ratio and total return for the year ended October 31, 2010 are disclosed in the Funds’ Financial Highlights.

8.	Subsequent Events (Unaudited):

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

HSBC INVESTOR FAMILY OF FUNDS	54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC Investor Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor California Tax-Free Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Prime Money Market Fund, HSBC Investor Tax-Free Money Market Fund, HSBC Investor U.S. Government Money Market Fund and HSBC Investor U.S. Treasury Money Market Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

55	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited):

During the year ended October 31, 2010 the following Funds designated income dividends as exempt-interest dividends:

Fund	Amount

California Tax-Free Money Market Fund	$13,425
New York Tax-Free Money Market Fund	92,885
Tax-Free Money Market Fund	78,140

During the year ended October 31, 2010, the following Funds declared net long term capital gain distributions:

Fund	Amount

New York Tax-Free Money Market Fund	$56

During the year ended October 31, 2010, the following Funds declared net short term capital gain distributions:

Fund	Amount

U.S. Government Money Market Fund	$1,358,500

During the year ended October 31, 2010, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Fund	Qualified Interest Income

Prime Money Market Fund	100%
U.S. Government Money Market Fund	100%
U.S. Treasury Money Market Fund	100%

HSBC INVESTOR FAMILY OF FUNDS	56

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, shareholder servicing fees; and exchange fees: (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (“Funds”) and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

California Tax-Free Money Market Fund**	Class A Shares(a)	$1,000.00	$1,000.10	$1.01	0.24%
	Class D Shares	1,000.00	1,000.10	1.21	0.24%
	Class Y Shares	1,000.00	1,000.10	1.21	0.24%
New York Tax-Free Money Market Fund**	Class A Shares	1,000.00	1,000.10	1.16	0.23%
	Class B Shares(b)	1,000.00	1,000.00	1.05	0.25%
	Class D Shares	1,000.00	1,000.10	1.16	0.23%
	Class Y Shares	1,000.00	1,000.10	1.16	0.23%
Prime Money Market Fund	Class A Shares	1,000.00	1,000.10	1.66	0.33%
	Class B Shares	1,000.00	1,000.10	1.66	0.33%
	Class C Shares	1,000.00	1,000.10	1.71	0.34%
	Class D Shares	1,000.00	1,000.10	1.66	0.33%
	Class I Shares	1,000.00	1,000.90	0.86	0.17%
	Class Y Shares	1,000.00	1,000.40	1.36	0.27%
Tax-Free Money Market Fund**	Class A Shares	1,000.00	1,000.00	0.61	0.12%
	Class D Shares	1,000.00	1,000.00	1.36	0.27%
	Class Y Shares	1,000.00	1,000.40	0.96	0.19%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,000.10	1.26	0.25%
	Class B Shares	1,000.00	1,000.10	1.26	0.25%
	Class C Shares(c)	1,000.00	1,000.10	1.16	0.25%
	Class D Shares	1,000.00	1,000.10	1.26	0.25%
	Class I Shares	1,000.00	1,000.50	0.86	0.17%
	Class Y Shares	1,000.00	1,000.10	1.26	0.25%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,000.10	0.81	0.16%
	Class B Shares	1,000.00	1,000.10	0.81	0.16%
	Class C Shares(d)	1,000.00	1,000.00	0.75	0.16%
	Class D Shares	1,000.00	1,000.10	0.81	0.16%
	Class I Shares	1,000.00	1,000.10	0.81	0.16%
	Class Y Shares	1,000.00	1,000.10	0.81	0.16%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

California Tax-Free Money Market Fund Class C Shares, New York Tax-Free Money Market Fund Class C Shares, Tax-Free Money Market Fund Class C Shares and Tax-Free Money Market Fund Class I Shares were operational during the fiscal year ended October 31, 2010, but were not operational during the most recent fiscal half-year.

(a)

Expenses are equal to the California Tax-Free Money Market Fund Class A Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period operational from May 1, 2010 to October 31, 2010 divided by the number of days in the fiscal year.

(b)

Expenses are equal to the New York Money Market Fund Class B Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period operational from May 1, 2010 to October 31, 2010 divided by the number of days in the fiscal year.

(c)

Expenses are equal to the U.S. Government Money Market Fund Class C Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period operational from May 1, 2010 to October 31, 2010 divided by the number of days in the fiscal year.

(d)

Expenses are equal to the U.S. Treasury Money Market Fund Class C Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period operational from May 1, 2010 to October 31, 2010 divided by the number of days in the fiscal year.

57	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

California Tax-Free Money Market Fund**	Class A Shares(a)	$1,000.00	$1,024.00	$1.22	0.24%
	Class D Shares	1,000.00	1,024.00	1.22	0.24%
	Class Y Shares	1,000.00	1,024.00	1.22	0.24%
New York Tax-Free Money Market Fund**	Class A Shares	1,000.00	1,024.05	1.17	0.23%
	Class B Shares(b)	1,000.00	1,023.95	1.28	0.25%
	Class D Shares	1,000.00	1,024.05	1.17	0.23%
	Class Y Shares	1,000.00	1,024.05	1.17	0.23%
Prime Money Market Fund	Class A Shares	1,000.00	1,023.54	1.68	0.33%
	Class B Shares	1,000.00	1,023.54	1.68	0.33%
	Class C Shares	1,000.00	1,023.49	1.73	0.34%
	Class D Shares	1,000.00	1,023.54	1.68	0.33%
	Class I Shares	1,000.00	1,024.35	0.87	0.17%
	Class Y Shares	1,000.00	1,023.84	1.38	0.27%
Tax-Free Money Market Fund**	Class A Shares	1,000.00	1,024.60	0.61	0.12%
	Class D Shares	1,000.00	1,023.84	1.38	0.27%
	Class Y Shares	1,000.00	1,024.25	0.97	0.19%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,023.95	1.28	0.25%
	Class B Shares	1,000.00	1,023.95	1.28	0.25%
	Class C Shares(c)	1,000.00	1,023.95	1.28	0.25%
	Class D Shares	1,000.00	1,023.95	1.28	0.25%
	Class I Shares	1,000.00	1,024.35	0.87	0.17%
	Class Y Shares	1,000.00	1,023.95	1.28	0.25%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,024.40	0.82	0.16%
	Class B Shares	1,000.00	1,024.40	0.82	0.16%
	Class C Shares(d)	1,000.00	1,024.40	0.82	0.16%
	Class D Shares	1,000.00	1,024.40	0.82	0.16%
	Class I Shares	1,000.00	1,024.40	0.82	0.16%
	Class Y Shares	1,000.00	1,024.40	0.82	0.16%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

California Tax-Free Money Market Fund Class C Shares, New York Tax-Free Money Market Fund Class C Shares, Tax-Free Money Market Fund Class C Shares and Tax-Free Money Market Fund Class I Shares were operational during the fiscal year ended October 31, 2010, but were not operational during the most recent fiscal half-year.

(a)

Expenses are equal to the California Tax-Free Money Market Fund Class A Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year, (to reflect the one half year period). Information shown reflects values using the expense ratios for the 153 days of operation during the period, and has been annualized to reflect values for the period May 1, 2010 to October 31, 2010.

(b)

Expenses are equal to the New York Money Market Fund Class B Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year, (to reflect the one half year period). Information shown reflects values using the expense ratios for the 9 days of operation during the period, and has been annualized to reflect values for the period May 1, 2010 to October 31, 2010.

(c)

Expenses are equal to the U.S. Government Money Market Fund Class C Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year, (to reflect the one half year period). Information shown reflects values using the expense ratios for the 170 days of operation during the period, and has been annualized to reflect values for the period May 1, 2010 to October 31, 2010.

(d)

Expenses are equal to the U.S. Treasury Money Market Fund Class C Shares annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the fiscal year, (to reflect the one half year period). Information shown reflects values using the expense ratios for the 170 days of operation during the period, and has been annualized to reflect values for the period May 1, 2010 to October 31, 2010.

HSBC INVESTOR FAMILY OF FUNDS	58

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding the HSBC Investor Family of Funds Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee

NON-INTERESTED
TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; June 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	32	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 56	Trustee	Indefinite; June 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	32	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	32	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004) Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	32	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	32	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 71	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007 – present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	32	None

*	Includes both the Fund and the underlying fund for Funds with a master/feeder structure.

59	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

          The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years

OFFICERS

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 39	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 47	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 51	Chief Compliance Officer	One year; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC INVESTOR FAMILY OF FUNDS	60

Other Information:

          Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

61	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Global Asset Management (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SHAREHOLDER SERVICING AGENTS	KPMG LLP
For HSBC Bank USA, N.A. and	191 West Nationwide Blvd., Suite 500
HSBC Securities (USA) Inc. Clients:	Columbus, OH 43215
HSBC Bank USA, N.A.
452 Fifth Avenue	LEGAL COUNSEL
New York, NY 10018	Dechert LLP
1-888-525-5757	1775 I Street, N.W.
Washington, D.C. 20006
For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, Ohio 43230-3202

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

	— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0009			12/10

HSBC Global Asset Management (USA) Inc.

October 31, 2010

HSBC World Selection Funds

Annual Report

Aggressive Strategy Fund

Balanced Strategy Fund

Moderate Strategy Fund

Conservative Strategy Fund

Table of Contents

HSBC World Selection Funds
Annual Report - October 31, 2010

(This Page Intentionally Left Blank)

Glossary of Terms

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Barclays Capital U.S. Corporate Bond Index is an unmanaged index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt.

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index is an unmanaged index of three-month Treasury bills.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index which measures the performance of the broad high yield market.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indices assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

Chairman’s Message

December 16, 2010

To Our Shareholders:

For the 12-month period ended October 31, 2010, equity and debt markets performed well, with returns of 16.52% for the S&P 500 Index1, 8.82% for the MSCI EAFE Index1, 26.58% for the Russell 2000 Index1 and 8.01% for the Barclays Capital U.S. Aggregate Bond Index1.

The period began with several encouraging economic indicators, which helped buoy investor sentiment. However, concerns about a “double-dip” recession in the U.S. increased, as did questions about the financial strength of certain countries in the European Union, such as Greece, whose debt was downgraded by credit rating agencies. The market declines associated with these concerns and events proved short-lived, though, and the markets strengthened late in the period. We are pleased that our funds also performed well during the 12 months under review. In the case of our money market funds, by far the largest asset class in our fund family, this performance comes despite the conservatism of our investment discipline—a discipline the investment adviser adopted ahead of Securities and Exchange Commission (“SEC”) mandated guidelines. These guidelines include, but are not limited to, daily and weekly portfolio liquidity requirements of 10% and 30%, respectively; portfolio quality limitations on second-tier securities; and a reduction in the overall weighted average maturity of money market funds.

These funds’ yields have been supported by significant fee waivers by the investment adviser and our other service providers, as shown in the chart below:

Fund	Fees Waived
California Tax-Free Money Market Fund	$327,580
New York Tax-Free Money Market Fund	1,274,087
Prime Money Market Fund	7,423,993
Tax-Free Money Market Fund	438,252
U.S. Government Money Market Fund	6,211,568
U.S. Treasury Money Market Fund	6,910,492

Such waivers have become common in the money market fund industry. A more detailed discussion of these fee waivers can be found in the footnotes that accompany the financial statements of the money market funds.

Overall, we are pleased with the performance of the equity funds. The HSBC Investor International Equity Fund has, however, lagged its benchmark for 1-, 3- and 5- year periods. In December 2010, the Board approved a change in sub-advisor for this fund; Lord Abbett & Co. was hired as the new sub-adviser to the fund, effective January 2010. Shareholders of this fund will receive more information about this change in the future.

The Board and the investment adviser continue to pursue appropriate expansion and positioning of the fund family. HSBC has a long history of operating and investing in emerging markets, and the possibility of offering U.S. investors funds that capitalize on that experience and expertise is intriguing. While it is increasingly difficult to find asset classes that provide real diversification (investment professionals describe this as “narrowing correlation coefficients”), at this time emerging markets appear to offer such diversification. Emerging markets are widely favored by the pundits at this time. They cite valuations that are attractive by historic measures, rising capital inflows (though they remain below prior highs) and “QEII”—the Fed’s second round of monetary easing, which some observers feel is likely to further boost such investment inflows, thereby increasing these valuations. Some concern remains about these markets’ abilities to absorb these inflows. We look forward to providing you with more information on this topic at the appropriate time in the future.

QEII, the Federal Reserve’s $600 billion program to buy long-term Treasuries over the next three quarters, is both controversial and problematic when banks are highly liquid and lending is trivial. At best, I believe that the program might stimulate U.S. Gross Domestic Product (“GDP”)1 growth by 0.5%—a paltry increment that comes at high cost given the twin deficits. So, we think it best to view this effort as effectively another effort to lift the value of risk assets and to recapitalize the banks, which may borrow from the Fed at 0.25% and buy Treasuries yielding 3% or more.

1	HSBC INVESTOR FAMILY OF FUNDS

Chairman’s Message (continued)

At year end, the Board accepted with great regret the resignation of long-time independent chair Dr. Larry Robbins, a founding trustee of the predecessor fund family almost 25 years ago. We are delighted that Larry agreed to serve as trustee emeritus for a year, so his warmth and insight will still be available to us.

Finally, we note that Andrew Donohue stepped down as Director of the Division of Investment Management of the Securities and Exchange Commission effective November 19, 2010. “Buddy”, as he’s better known to his many friends in the fund industry, was a superb regulator—tough-minded but fair, creative, and single-minded in serving the needs of American investors. We all recall fondly his visit to a Board dinner—an outreach practice he followed throughout his SEC tenure and one that other government figures would do well to emulate.

This is my second letter as chairman to our shareholders. In drafting both reports, I’ve thought of how Charles Dickens began his novel about the French Revolution, A Tale of Two Cities: “It was the best of times, it was the worst of times...” So, too, might any money manager opine of any moment. Today, there are deep global economic imbalances—between east and west, north and south. And within our most advanced economies a growing gap prevails between governments’ promises and their ability to honor those promises. This challenge comes at a time of discouraging demographics in the OECD countries. We believe this challenge confers a special responsibility to provide the best possible risk-adjusted performance to those investors who entrust us with their capital.

I can assure you that my colleagues and I, as well as the investment adviser and other service providers, take this duty very seriously and pledge our very best effort to that good end.

Cordially,

Michael Seely
Chairman, HSBC Investor Funds

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

President’s Message

Dear Shareholder,

Welcome to the HSBC Investor Funds annual report, covering the period between November 1, 2009 and October 31, 2010. This report offers detailed information about your Funds’ results. We encourage you to review it carefully.

Inside these pages you will find a letter from the Funds’ Chairman, Michael Seely, in which he comments on recent market developments. As always, the report includes the financial statements covering the fiscal year for each of the funds. The report also includes commentary from the Funds’ portfolio managers in which they discuss the investment markets during the period and their respective Fund’s performance. Each commentary is accompanied by the Fund’s return for the period, listed alongside the returns of its benchmark index and peer group average for comparative purposes.

The near-zero short-term rate environment has persisted throughout the Funds’ fiscal year and is likely to continue for some time. In response, HSBC has continued to waive a portion of its advisory and shareholder servicing fees from the various money market funds in order to maintain a positive yield for the Funds’ shareholders.

Our Multimanager team continues to review and monitor the subadvisors that manage the Equity Funds. The team also reviews and monitors the third party funds in which the World Selection Funds invest. We believe that this level of review and oversight helps to provide the Funds’ shareholders with significant benefits, including competitive performance.

In closing, we would like to thank you for investing through the HSBC Investor Funds. We appreciate the trust you place in us, and will continue working to earn it. Please contact us at any time with questions or concerns.

Sincerely,

Richard A. Fabietti
President

3	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

The 12-month period between November 1, 2009 and October 31, 2010 began with continued global macroeconomic improvements. Central banks around the developed world fueled the recovery by maintaining interest rates at record lows, and governments provided stimulus programs to spark growth. In the U.S., the Federal Reserve positioned the federal funds rate—a key factor in lending rates—at a historically low target range between 0.00% to 0.25%, and maintained its quantitative easing program throughout the 12-month period.

Early in the period, several encouraging U.S. economic indicators, including positive manufacturing data and improving consumer spending levels, suggested the rebound was gaining strength. However, as the year progressed, signs emerged that the U.S. economic recovery was losing momentum. For example, the index of leading indicators in April 2010 was worse than expected, falling for the first time since March 2009. Although this period of moderation continued, several economic indicators appeared to stabilize as the period wore on, reducing fears of a “double-dip” recession. Nevertheless, there are still some areas of concern—including high U.S. unemployment figures—and forecasts now point towards a slower recovery than was anticipated at the beginning of the period.

Meanwhile, the year was regularly punctuated by periods of volatility due to sovereign debt issues in the Eurozone. This was most apparent in April when credit rating downgrades of Greece and other peripheral Eurozone countries caused bond yields in those countries to rocket upwards. In response to the deterioration of the debt situation, the International Monetary Fund (IMF) and the European Central Bank (ECB) stepped in. They agreed to a $1 trillion package, providing loan guarantees and credits, not just to Greece but to all Eurozone states in financial difficulty, restoring a measure of comfort to investors. More recently, however, debt concerns have resurfaced and the fiscal situation of countries throughout the developed world, including the U.S., continue to cause concern.

Market Review

The financial markets rallied during the first half of the period driven by positive earnings surprises, attractive valuations and ample liquidity. Investors in this environment were more comfortable with higher-risk areas of the markets, helping emerging markets and small-cap stocks produce strong gains during the six months through April.

The fiscal troubles in the Eurozone largely halted the rally in international stocks. Investors became more risk averse in this environment, which in turn pushed down equity markets around the world. In May 2010, developed markets declined by an average of 9%, while emerging markets fell by roughly 8%. However, thanks to a financial support facility from the ECB and IMF, these declines generally were short-lived. Emerging markets stocks staged a particularly strong rebound, driven by strong macroeconomic data and performed well for the period as a whole. Developed market international stocks did not perform as well for the fiscal year, in large part because of the impact of the Eurozone’s sovereign debt issues. The MSCI EAFE Index1 (Europe, Australasia and Far East) of international stocks returned 8.82%, in U.S. Dollar terms, for the 12-month period.

Domestic stocks experienced much stronger returns than their counterparts in developed foreign markets. The S&P 500 Index1 of large-company stocks returned 16.52% for the 12 months through October 2010. Small-cap and mid-cap stocks were among the period’s strongest performers: The Russell 2000® Index1 of small-company stocks returned 26.58%, and the Russell Midcap® Index1 returned 27.71%. The small- and mid-cap categories especially benefited early in the period, due to the early strength and breadth of the U.S. economic recovery and strong corporate earnings results.

Within fixed income, the performance of U.S. Treasuries was mixed over the period. Initially, the pursuit of higher yielding assets led to lower demand for government bonds. As the period progressed, investors responded to increased market volatility by returning to the relative safety of U.S. government bonds, improving their performance. Still, Treasuries lagged the rest of the fixed-income market for the 12 months as a whole. Investment grade corporate bonds and high-yield bonds benefited from attractive valuation levels and a strong improvement in corporate earnings and microeconomic conditions.

The Barclays Capital U.S. Corporate Bond Index1, which tracks the broad investment-grade fixed-income market, returned 11.61% for the 12 months through October, while the Barclays Capital U.S. Corporate High-Yield Bond Index1 returned 19.35%.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

Aggressive Strategy Fund
Balanced Strategy Fund
Moderate Strategy Fund
Conservative Strategy Fund

Investment Concerns

Allocation Risk: The risks that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations.

Underlying Fund Selection Risk: The risk that a Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. Underlying funds also have their own expenses, which the Funds bear in addition to their own expenses.

Equity Securities Risk: A portion of the assets of a Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

Fixed Income Securities Risk: A portion of the assets of a Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

Market Commentary

The HSBC Investor World Selection Funds (“Funds”) generated the following returns during the 12-month period between November 1, 2009 and October 31, 2010:

Aggressive Strategy Fund: 12.01%
Balanced Strategy Fund: 11.95%
Moderate Strategy Fund: 10.69%
Conservative Strategy Fund: 8.14%

The Funds’ benchmark/reference indices posted the following performance:

S&P 500 Index1: 16.52%
MSCI EAFE Index1: 8.82%
Barclays Capital U.S. Aggregate Bond Index1: 8.01%
Citigroup U.S. Domestic 3-Month T-Bill Index1: 0.12%

The structure of the Funds changed during the period under review. We broadened their asset mix significantly: At the beginning of the period, the four Funds, formerly known as the Lifeline Funds, offered exposure to a limited set of asset classes, including large- and small-cap U.S. stocks, international stocks, fixed-income and short-term assets. As of January 19, 2010, we expanded the categories of asset classes used in each Fund to include enhancements such as emerging markets equity and debt, commodities and private equity. Our goal was to augment diversification and thereby improve the potential return each Fund offers at a given level of expected volatility.*

The Funds were aided by from a strong environment in the financial markets during the 12 months through October 31, 2010. The S&P 500 Index of large-company stocks rose 16.52% as equity prices responded to an improving economic environment and a strong recovery in corporate earnings. The Funds gained from their exposure to the fixed-income markets, which performed well during the period. In particular, the strong performance of high-yield bonds benefited the Funds during the period.*

The Funds’ benefited from overweight positions relative to their neutral weightings in small- and mid-cap U.S. equities and Latin American stocks. The Balanced Strategy and Aggressive Strategy Funds, which have sizable allocations to U.S. equities, especially benefited from those tactics.

Turning to the underlying manager selections within specific asset classes, strong selections in the small- and mid-cap U.S. equity market boosted the performance of the Funds’ core equity positions, as did manager selections within the Latin American equity market.*

The fixed-income portions of the Funds benefited from strong manager selection among emerging markets debt securities. However, selection among U.S. high-yield bonds dragged on relative performance during the period.*

[1]	For additional information, please refer to the Glossary of Terms.

*	Portfolio composition is subject to change.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Aggressive Strategy Fund
Value of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Aggressive Strategy Fund Class A1	2/14/05	12.01	2.91	3.60		2.16	1.50

Aggressive Strategy Fund Class B2	2/9/05	13.04	3.20	3.79		2.91	2.25

Aggressive Strategy Fund Class C3	6/10/05	16.06	3.22	4.01		2.91	2.25

S&P 500 Index[6]	—	16.52	1.73	2.14	[7]	N/A	N/A

MSCI EAFE Index[6]	—	8.82	3.79	4.72	[7]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[6]	—	8.01	6.45	5.59	[7]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[6]	—	0.12	2.42	2.49	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2010 through March 1, 2011.

During the periods ended October 31, 2008, 2009 and 2010, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Aggressive Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Aggressive Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index[5] (1%); Russell 1000® Growth Index[5] (21%); Russell 1000® Value Index[5] (21%); Russell 2500TM Growth Index[5] (34%) and the MSCI EAFE Index[5] (23%). These indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund, and investors cannot directly invest in an index.

[7]	Return for the period 2/9/05 to 10/31/10.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

Balanced Strategy Fund

Value of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Balanced Strategy Fund Class A1	2/8/05	11.95	3.34	4.16		1.60	1.60

Balanced Strategy Fund Class B2	2/1/05	13.01	3.63	4.51		2.35	2.35

Balanced Strategy Fund Class C3	4/27/05	15.96	3.64	4.78		2.35	2.35

S&P 500 Index[6]	—	16.52	1.73	2.13	[7]	N/A	N/A

MSCI EAFE Index[6]	—	8.82	3.79	4.68	[7]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[6]	—	8.01	6.45	5.66	[7]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[6]	—	0.12	2.42	2.49	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the periods ended October 31, 2007, 2008, 2009 and 2010, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index[5] (1%); Citigroup U.S. High Yield Market Capped Index[5] (2%); Barclays Capital U.S. Aggregate Bond Index[5] (15%); Russell 1000® Growth Index[5] (21%); Russell 1000® Value Index[5] (21%); Russell 2500TM Growth Index[5] (20%), and the MSCI EAFE Index[5] (20%). These indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund, and investors cannot directly invest in an index.

[7]	Return for the period 2/1/05 to 10/31/10.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Moderate Strategy Fund

Value of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Moderate Strategy Fund Class A1	2/3/05	10.69	3.53	3.93		1.58	1.58

Moderate Strategy Fund Class B2	2/1/05	11.61	3.80	4.18		2.33	2.33

Moderate Strategy Fund Class C3	6/10/05	14.55	3.80	4.05		2.33	2.33

S&P 500 Index[6]	—	16.52	1.73	2.13	[7]	N/A	N/A

MSCI EAFE Index[6]	—	8.82	3.79	4.68	[7]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[6]	—	8.01	6.45	5.66	[7]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[6]	—	0.12	2.42	2.49	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the periods ended October 31, 2007, 2008, 2009 and 2010, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to Glossary of Terms.

[6]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Moderate Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Moderate Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index[5] (6%); Barclays Capital U.S. Aggregate Bond Index[5] (26%); Citigroup U.S. High Yield Market Capped Index[5] (5%); Russell 1000® Growth Index[5] (19%); Russell 1000® Value Index[5] (18%); Russell 2500TM Growth Index[5] (11%) and the MSCI EAFE Index[5] (15%).

[7]	Return for the period 2/1/05 to 10/31/10.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

Conservative Strategy Fund

Value of a $10,000 Investment

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Fund Performance		Average Annual Total Return (%)				Expense Ratio (%)[4]

As of October 31, 2010	Inception Date	1 Year	5 Year	Since Inception		Gross	Net

Conservative Strategy Fund Class A1	2/23/05	8.14	3.43	3.53		1.79	1.79

Conservative Strategy Fund Class B2	2/17/05	8.94	3.73	3.61		2.54	2.54

Conservative Strategy Fund Class C3	4/19/05	12.07	3.83	4.21		2.54	2.54

S&P 500 Index[6]	—	16.52	1.73	2.15	[7]	N/A	N/A

MSCI EAFE Index[6]	—	8.82	3.79	4.26	[7]	N/A	N/A

Barclays Capital U.S. Aggregate Bond Index[6]	—	8.01	6.45	5.69	[7]	N/A	N/A

Citigroup U.S. Domestic 3-Month Treasury Bill Index[6]	—	0.12	2.42	2.51	[7]	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

During the periods ended October 31, 2007, 2008, 2009 and 2010, one or more Underlying Funds in which the Fund invests in, received monies related to certain nonrecurring litigation settlements. Without the receipt of these payments, the returns for the applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated March 31, 2010.

[5]	For additional information, please refer to the Glossary of Terms.

[6]

Effective January 19, 2010 the Fund no longer compares its performance to that of the LifeLine Conservative Growth Blended Portfolio Index due to a change to the Fund’s investment strategy. The Fund’s performance is now compared to broader-based market indices. The LifeLine Conservative Growth Blended Portfolio Index consisted of a blend by a percentage of the following indices: Citigroup U.S. Domestic 3-Month Treasury Bill Index[5] (21%); Citigroup U.S. High Yield Market Capped Index[5] (8%); Barclays Capital U.S. Aggregate Bond Index[5] (25%); Barclays Capital Intermediate U.S. Aggregate Bond Index[5] (3%); Russell 1000® Growth Index[5] (15%); Russell 1000® Value Index[5] (14%); Russell 2500TM Growth Index[5] (4%) and the MSCI EAFE Index[5] (10%).

[7]	Return for the period 2/17/05 to 10/31/10.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
October 31, 2010
(Unaudited)

HSBC Aggressive Strategy Portfolio

Investment Allocation	Percentage of Investments at Value

Affiliated Investment Companies	59.5%

Unaffiliated Investment Companies	24.7%

Exchange Traded Funds	9.0%

Affiliated Portfolios	6.8%

Total	100.0%

HSBC Balance Strategy Portfolio

Investment Allocation	Percentage of Investments at Value

Affiliated Investment Companies	41.7%

Unaffiliated Investment Companies	40.3%

Exchange Traded Funds	12.8%

Affiliated Portfolios	5.2%

Total	100.0%

HSBC Moderate Strategy Portfolio

Investment Allocation	Percentage of Investments at Value

Unaffiliated Investment Companies	46.9%

Affiliated Investment Companies	29.9%

Exchange Traded Funds	19.2%

Affiliated Portfolios	3.9%

Total	100.0%

HSBC Conservation Strategy Portfolio

Investment Allocation	Percentage of Investments at Value

Unaffiliated Investment Companies	48.4%

Exchange Traded Funds	27.7%

Affiliated Investment Companies	20.8%

Affiliated Portfolios	3.1%

Total	100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Computers & Peripherals	8.6%

Software	7.1%

IT Services	6.9%

Internet & Catalog Retail	6.5%

Machinery	6.0%

Communications Equipment	5.8%

Capital Markets	5.4%

Internet Software & Services	4.8%

Energy Equipment & Services	4.2%

Diversified Financial Services	3.5%

Road & Rail	3.1%

Aerospace & Defense	2.9%

Pharmaceuticals	2.9%

Metals & Mining	2.8%

Health Care Providers & Services	2.8%

Specialty Retail	2.3%

Hotels, Restaurants & Leisure	2.2%

Oil, Gas & Consumable Fuels	2.0%

Electronic Equipment, Instruments & Components	2.0%

Wireless Telecommunication Services	1.8%

Multiline Retail	1.5%

Construction & Engineering	1.4%

Investment Companies	1.3%

Air Freight & Logistics	1.2%

Semiconductors & Semiconductor Equipment	1.1%

Health Care Technology	1.1%

Personal Products	1.1%

Biotechnology	1.1%

Beverages	1.0%

Food & Staples Retailing	1.0%

Textiles, Apparel & Luxury Goods	1.0%

Chemicals	0.9%

Food Products	0.9%

Health Care Equipment & Supplies	0.8%

Auto Components	0.5%

Media	0.5%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	61.2%

Japan	23.6%

Australia & Far East	8.0%

Canada	4.9%

Other	1.3%

Cash	1.0%

Total	100.0%

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

Portfolio Composition*
October 31, 2010
(Unaudited)

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Oil, Gas & Consumable Fuels	9.2%

Semiconductors & Semiconductor Equipment	6.7%

Software	6.0%

Machinery	5.1%

Hotels, Restaurants & Leisure	4.7%

Life Sciences Tools & Services	4.5%

Health Care Equipment & Supplies	3.7%

Auto Components	3.4%

Specialty Retail	3.3%

Health Care Providers & Services	3.2%

Food Products	3.1%

Commercial Services & Supplies	3.0%

Biotechnology	2.9%

Investment Companies	2.9%

Pharmaceuticals	2.5%

Media	2.5%

Containers & Packaging	2.3%

Chemicals	2.3%

Aerospace & Defense	2.2%

Internet Software & Services	2.1%

Wireless Telecommunication Services	2.1%

Textiles, Apparel & Luxury Goods	2.1%

Electrical Equipment	2.1%

Metals & Mining	2.0%

Communications Equipment	2.0%

Real Estate Investment Trusts (REITs)	1.8%

Capital Markets	1.8%

Road & Rail	1.7%

IT Services	1.6%

Diversified Financial Services	1.6%

Household Products	1.5%

Trading Companies & Distributors	1.4%

Energy Equipment & Services	1.3%

Commercial Banks	1.0%

Diversified Consumer Services	0.4%

Total	100.0%

HSBC Investor Value Portfolio

Electrical Equipment	Percentage of Investments at Value

Insurance	16.7%

Oil, Gas & Consumable Fuels	13.0%

Pharmaceuticals	8.5%

Metals & Mining	8.1%

Software	7.1%

Investment Companies	6.5%

Media	6.1%

Communications Equipment	4.7%

Biotechnology	4.3%

Diversified Financial Services	3.8%

Aerospace & Defense	3.7%

Commercial Banks	2.1%

Food & Staples Retailing	2.1%

Tobacco	2.0%

Machinery	1.8%

Road & Rail	1.7%

Commercial Services & Supplies	1.7%

Household Products	1.3%

Energy Equipment & Services	1.3%

Independent Power Producers & Energy Traders	1.3%

Health Care Providers & Services	1.2%

Capital Markets	1.0%

Total	100.0%

*	Portfolio composition is subject to change.

11	HSBC INVESTOR FAMILY OF FUNDS

AGGRESSIVE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2010

Affiliated Investment Companies—6.8%

	Shares	Value($)

HSBC Investor Mid-Cap Fund, Class I Shares	106,123	775,762
HSBC Investor Prime Money Market Fund, Class I Shares, 0.05% (a)	179,698	179,698

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $881,535)		955,460

Affiliated Portfolios—59.2%

HSBC Investor Growth Portfolio	2,248,339	3,189,999
HSBC Investor International Equity Portfolio	524,932	1,252,112
HSBC Investor Opportunity Portfolio	215,784	788,085
HSBC Investor Value Portfolio	2,314,315	3,124,626

TOTAL AFFILIATED PORTFOLIOS		8,354,822

Unaffiliated Investment Companies—26.4%

BlackRock Latin America Fund, Inc., Institutional Shares	2,291	172,654
Cohen & Steers Institutional Global Realty Shares, Inc.	876	18,487
Delaware Emerging Markets Fund, Class I Shares	43,150	663,222
EII Global Property Fund, Institutional Shares	1,255	18,527
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	6,066	79,287
Goldman Sachs High Yield Fund, Institutional Shares	88,883	649,721
JPMorgan High Yield Fund, Select Shares	79,809	655,235
Lord Abbett Core Fixed Income Fund, Institutional Shares	10,861	124,895
Metropolitan West Total Return Bond Fund, Institutional Shares	12,079	129,764
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	7,403	64,998
PIMCO Total Return Fund, Institutional Shares	14,286	166,984
Transamerica WMC Emerging Markets Fund, Class I Shares	68,949	984,592

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $3,493,409)		3,728,366

Exchange Traded Funds—7.2%

Consumer Staples Select Sector SPDR Fund	1,816	52,246
Health Care Select Sector SPDR Fund	2,136	66,494
iShares iBoxx $ Investment Grade Corporate Bond Fund	1,171	131,574
PowerShares Global Listed Private Equity Portfolio ETF	59,001	623,051
SPDR S&P International Consumer Staples Sector ETF	1,728	52,773
SPDR S&P International Health Care Sector ETF	1,440	43,502

Exchange Traded Funds, continued

	Shares	Value($)

SPDR S&P International Telecommunications Sector ETF	1,040	26,998
Vanguard Telecommunication Services ETF	237	15,042

TOTAL EXCHANGE TRADED FUNDS (COST $947,734)		1,011,680

TOTAL INVESTMENTS—99.6%		14,050,328

Percentages indicated are based on net assets of $14,102,990.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	12

BALANCED STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2010

Affiliated Investment Companies—5.2%

	Shares	Value($)

HSBC Investor Mid-Cap Fund, Class I Shares	218,347	1,596,114
HSBC Investor Prime Money Market Fund, Class I Shares, 0.05% (a)	530,482	530,482

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $1,971,690)		2,126,596

Affiliated Portfolios—41.7%

HSBC Investor Growth Portfolio	4,669,472	6,625,163
HSBC Investor International Equity Portfolio	936,665	2,234,213
HSBC Investor Opportunity Portfolio	461,079	1,683,953
HSBC Investor Value Portfolio	4,774,420	6,446,088

TOTAL AFFILIATED PORTFOLIOS		16,989,417

Unaffiliated Investment Companies—46.4%

BlackRock Latin America Fund, Inc., Institutional Shares	3,572	269,213
Cohen & Steers Institutional Global Realty Shares, Inc.	14,469	305,442
Delaware Emerging Markets Fund, Class I Shares	64,740	995,061
EII Global Property Fund, Institutional Shares	21,392	315,744
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	215,901	2,821,890
Goldman Sachs High Yield Fund, Institutional Shares	388,938	2,845,273
Highbridge Statistical Market Neutral Fund, Select Shares	11,773	180,717
JPMorgan High Yield Fund, Select Shares	341,349	2,802,472
Lord Abbett Core Fixed Income Fund, Institutional Shares	107,700	1,238,423
Metropolitan West Total Return Bond Fund, Institutional Shares	115,159	1,237,093
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (a)	40,343	40,343
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	299,014	2,625,340
PIMCO Total Return Fund, Institutional Shares	141,510	1,654,103
Transamerica WMC Emerging Markets Fund, Class I Shares	107,764	1,538,865

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $17,724,569)		18,869,979

Exchange Traded Funds—6.7%

Consumer Staples Select Sector SPDR Fund	5,377	154,696
Health Care Select Sector SPDR Fund	5,298	164,927
iShares iBoxx $Investment Grade Corporate Bond Fund	6,871	772,025
PowerShares Global Listed Private Equity Portfolio ETF	120,644	1,274,001

Exchange Traded Funds, continued

	Shares	Value($)

SPDR S&P International Consumer Staples Sector ETF	4,476	136,697
SPDR S&P International Health Care Sector ETF	3,403	102,805
SPDR S&P International Telecommunications Sector ETF	3,079	79,931
Vanguard Telecommunication Services ETF	696	44,175

TOTAL EXCHANGE TRADED FUNDS (COST $2,595,956)		2,729,257

TOTAL INVESTMENTS—100.0%		40,715,249

Percentages indicated are based on net assets of $40,732,596.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

13	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

MODERATE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2010

Affiliated Investment Companies—3.9%

	Shares	Value($)

HSBC Investor Mid-Cap Fund, Class I Shares	150,549	1,100,514
HSBC Investor Prime Money Market Fund, Class I Shares, 0.05% (a)	470,360	470,360

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $1,458,441)		1,570,874

Affiliated Portfolios—29.9%

HSBC Investor Growth Portfolio	3,070,904	4,357,075
HSBC Investor International Equity Portfolio	916,353	2,185,765
HSBC Investor Opportunity Portfolio	297,827	1,087,724
HSBC Investor Value Portfolio	3,162,111	4,269,260

TOTAL AFFILIATED PORTFOLIOS		11,899,824

Unaffiliated Investment Companies—61.1%

BlackRock Latin America Fund, Inc., Institutional Shares	2,633	198,457
Cohen & Steers Institutional Global Realty Shares, Inc.	11,904	251,285
Delaware Emerging Markets Fund, Class I Shares	47,604	731,666
EII Global Property Fund, Institutional Shares	20,810	307,151
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	239,105	3,125,169
Goldman Sachs High Yield Fund, Institutional Shares	381,238	2,786,786
Highbridge Statistical Market Neutral Fund, Select Shares	34,670	532,179
JPMorgan High Yield Fund, Select Shares	335,620	2,755,437
Lord Abbett Core Fixed Income Fund, Institutional Shares	246,529	2,834,804
Metropolitan West Total Return Bond Fund, Institutional Shares	263,600	2,831,707
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (a)	32,556	32,556
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	345,990	3,037,793
PIMCO Total Return Fund, Institutional Shares	322,260	3,766,833
Transamerica WMC Emerging Markets Fund, Class I Shares	79,636	1,137,204

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $22,876,579)		24,329,027

Exchange Traded Funds—5.0%

Consumer Staples Select Sector SPDR Fund	4,092	117,727
Health Care Select Sector SPDR Fund	3,948	122,901
iShares iBoxx $ Investment Grade Corporate Bond Fund	6,766	760,228
PowerShares Global Listed Private Equity Portfolio ETF	65,775	694,584

Exchange Traded Funds, continued

	Shares	Value($)

SPDR S&P International Consumer Staples Sector ETF	3,400	103,836
SPDR S&P International Health Care Sector ETF	2,640	79,754
SPDR S&P International Telecommunications Sector ETF	2,445	63,473
Vanguard Telecommunication Services ETF	569	36,114

TOTAL EXCHANGE TRADED FUNDS (COST $1,897,692)		1,978,617

TOTAL INVESTMENTS—99.9%		39,778,342

Percentages indicated are based on net assets of $39,827,610.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	14

CONSERVATIVE STRATEGY FUND

Schedule of Portfolio Investments—as of October 31, 2010

Affiliated Investment Companies—3.1%

	Shares	Value($)

HSBC Investor Mid-Cap Fund, Class I Shares	34,397	251,441
HSBC Investor Prime Money Market Fund, Class I Shares, 0.05% (a)	239,347	239,347

TOTAL AFFILIATED INVESTMENT COMPANIES (COST $466,457)		490,788

Affiliated Portfolios—20.9%

HSBC Investor Growth Portfolio	760,370	1,078,832
HSBC Investor International Equity Portfolio	372,404	888,289
HSBC Investor Opportunity Portfolio	73,386	268,019
HSBC Investor Value Portfolio	797,449	1,076,660

TOTAL AFFILIATED PORTFOLIOS		3,311,800

Unaffiliated Investment Companies—73.2%

Cohen & Steers Institutional Global Realty Shares, Inc.	956	20,179
Delaware Emerging Markets Fund, Class I Shares	3,488	53,607
EII Global Property Fund, Institutional Shares	1,370	20,225
Goldman Sachs Emerging Markets Debt Fund, Class I Shares	91,615	1,197,436
Goldman Sachs High Yield Fund, Institutional Shares	144,535	1,056,535
Highbridge Statistical Market Neutral Fund, Select Shares	27,772	426,295
JPMorgan High Yield Fund, Select Shares	129,754	1,065,284
Lord Abbett Core Fixed Income Fund, Institutional Shares	171,409	1,971,001
Metropolitan West Total Return Bond Fund, Institutional Shares	183,281	1,968,888
Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (a)	41,910	41,910
PIMCO Commodity RealReturn Strategy Fund, Institutional Shares	123,963	1,088,394
PIMCO Total Return Fund, Institutional Shares	224,550	2,624,725
Transamerica WMC Emerging Markets Fund, Class I Shares	5,765	82,324

TOTAL UNAFFILIATED INVESTMENT COMPANIES (COST $11,089,823)		11,616,803

Exchange Traded Funds—2.9%

Consumer Staples Select Sector SPDR Fund	906	26,066
Health Care Select Sector SPDR Fund	876	27,270
iShares iBoxx $ Investment Grade Corporate Bond Fund	2,699	303,260
PowerShares Global Listed Private Equity Portfolio ETF	3,961	41,828
SPDR S&P International Consumer Staples Sector ETF	739	22,569

Exchange Traded Funds, continued

	Shares	Value($)

SPDR S&P International Health Care Sector ETF	580	17,522
SPDR S&P International Telecommunications Sector ETF	542	14,070
Vanguard Telecommunication Services ETF	124	7,870

TOTAL EXCHANGE TRADED FUNDS (COST $450,654)		460,455

TOTAL INVESTMENTS—100.1%		15,879,846

Percentages indicated are based on net assets of $15,872,522.

(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipt

15	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

(This Page Intentionally Left Blank)

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Assets and Liabilities—as of October 31, 2010

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Assets:
Investments in Affiliated Portfolios	$8,354,822	$16,989,417	$11,899,824	$3,311,800
Investments in Affiliated Funds, at value (a)	955,460	2,126,596	1,570,874	490,788
Investments in non-affiliates, at value	4,740,046	21,599,236	26,307,644	12,077,258

Total Investments	14,050,328	40,715,249	39,778,342	15,879,846

Receivable for capital shares issued	57,590	135,162	148,216	63,982
Receivable for investments sold	1,226	—	—	—
Income and dividends receivable	326	3,254	7,564	5,266
Reclaims receivable	6,536	15,453	13,265	3,050
Receivable from Custodian	445	1,153	992	231
Receivable from Investment Adviser	6,382	1,690	1,667	660
Prepaid expenses and other assets	9,127	10,185	10,691	7,510

Total Assets	14,131,960	40,882,146	39,960,737	15,960,545

Liabilities:
Cash overdraft	1,247	59	55	28
Payable for capital shares redeemed	—	49,195	39,612	19,377
Payable for investments purchased	—	40,167	32,365	41,738
Accrued expenses and other liabilities:
Investment Management	586	1,690	1,667	660
Administration	246	709	699	278
Distribution	3,860	11,700	13,083	5,378
Shareholder Servicing	2,919	8,423	8,327	3,292
Compliance Services	1	1	1	—
Transfer Agent	8,518	13,450	13,850	6,820
Trustee	26	71	69	28
Other	11,567	24,085	23,399	10,424

Total Liabilities	28,970	149,550	133,127	88,023

Net Assets	$14,102,990	$40,732,596	$39,827,610	$15,872,522

Composition of Net Assets:
Capital	14,106,624	40,100,764	39,429,019	15,503,420
Accumulated net investment income (loss)	16,716	489,748	102,701	44,293
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,222,999)	(3,130,645)	(2,825,032)	(620,866)
Unrealized appreciation/depreciation from investments and foreign currencies	1,202,649	3,272,729	3,120,922	945,675

Net Assets	$14,102,990	$40,732,596	$39,827,610	$15,872,522

Net Assets:
Class A Shares	$7,885,834	$21,642,278	$18,921,081	$7,138,641
Class B Shares	5,519,142	15,593,267	18,362,456	7,411,018
Class C Shares	698,014	3,497,051	2,544,073	1,322,863

	$14,102,990	$40,732,596	$39,827,610	$15,872,522

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	655,558	1,789,497	1,648,799	640,476
Class B Shares	478,455	1,293,989	1,601,635	672,240
Class C Shares	60,535	289,188	227,602	116,803
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$12.03	$12.09	$11.48	$11.15
Class B Shares (b)	$11.54	$12.05	$11.46	$11.02
Class C Shares (b)	$11.53	$12.09	$11.18	$11.33
Maximum Sales Charge—Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$12.66	$12.73	$12.08	$11.74

Investments in Affiliated Funds, at cost (a)	$881,535	$1,971,690	$1,458,441	$466,457
Investments in non-affiliates, at cost	4,441,143	20,320,525	24,774,271	11,540,477

(a)	The investment in the affiliated funds is the HSBC Investor Prime Money Market Fund, Class I Shares and HSBC Investor Mid Cap Fund, Class I Shares (See Note 1).

(b)	Redemption Price per share varies by length of time shares are held.

17	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Operations—For the year ended October 31, 2010

	Aggressive Strategy Fund	Balanced Strategy Fund	Moderate Strategy Fund	Conservative Strategy Fund

Investment Income:
Investment income from non-affiliates	$102,265	$786,708	$1,051,487	$427,183
Investment Income from Affiliated Portfolios (a)	98,247	206,371	178,963	45,700
Investment income from Affiliated Funds	200	651	1,132	858
Tax reclaims from Affiliated Portfolios (a)	3,444	2,372	3,144	3,322
Foreign tax withholding from Affiliated Portfolios (a)	(4,952)	(9,148)	(9,410)	(2,806)
Expenses from Affiliated Portfolios (a)	(57,769)	(121,632)	(97,874)	(23,480)

Total Investment Income (Loss)	141,435	865,322	1,127,442	450,777

Expenses:
Investment Management	5,709	16,545	17,625	6,207
Administration:
Class A Shares	1,322	3,620	3,538	1,157
Class B Shares	905	2,579	3,237	1,201
Class C Shares	95	482	377	166
Distribution:
Class B Shares	33,424	95,941	119,635	44,375
Class C Shares	3,485	17,817	13,940	6,124
Shareholder Servicing:
Class A Shares	16,268	44,883	43,641	14,231
Class B Shares	11,144	31,978	39,887	14,791
Class C Shares	1,161	5,938	4,646	2,038
Accounting	19,187	19,189	19,189	19,176
Compliance Services	50	147	156	54
Custodian	24,968	29,001	28,465	23,249
Printing	21,455	49,577	54,988	19,801
Transfer Agent	49,561	78,953	77,439	39,663
Trustee	172	499	535	187
Registration fees	11,603	12,589	13,975	7,168
Other	6,975	13,231	13,664	6,063

Total expenses before fee reductions	207,484	422,969	454,937	205,651
Fees contractually reduced by Investment Adviser	(56,869)	—	—	—
Fees voluntarily reduced by Investment Adviser	—	(16,545)	(17,625)	(6,207)

Net Expenses	150,615	406,424	437,312	199,444

Net Investment Income (Loss)	(9,180)	458,898	690,130	251,333

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains(losses) from affiliated investments and foreign currency transactions (a)	597,399	1,440,050	1,202,953	264,527
Net realized gains(losses) from investments and foreign currency transactions	10,267	421,472	827,311	461,923
Change in unrealized appreciation/depreciation from affiliated investments and foreign currencies (a)	938,942	2,064,187	1,586,517	392,873
Change in unrealized appreciation/depreciation from investments and foreign currencies	298,903	1,017,291	913,830	258,786

Net realized/unrealized gains from investments and foreign currency transactions	1,845,511	4,943,000	4,530,611	1,378,109

Change In Net Assets Resulting From Operations	$1,836,331	$5,401,898	$5,220,741	$1,629,442

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	18

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(9,180)	$(19,050)	$458,898	$121,934
Net realized gains (losses) from investments transactions	607,666	(1,143,628)	1,861,522	(3,219,284)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,237,845	2,619,167	3,081,478	7,340,545

Change in net assets resulting from operations	1,836,331	1,456,489	5,401,898	4,243,195

Dividends:
Net investment income:
Class A Shares	—	—	(120,819)	(139,550)
Class B Shares	—	—	(13,178)	(7,901)
Class C Shares	—	—	(2,104)	(1,544)

Change in net assets resulting from shareholder dividends	—	—	(136,101)	(148,995)

Change in net assets resulting from capital transactions	2,784,370	(31,438)	7,459,473	(447,939)

Change in net assets	4,620,701	1,425,051	12,725,270	3,646,261

Net Assets:
Beginning of period	9,482,289	8,057,238	28,007,326	24,361,065

End of period	$14,102,990	$9,482,289	$40,732,596	$28,007,326

Accumulated net investment income (loss)	$16,716	$—	$489,748	$122,678

19	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Strategy Fund		Balanced Strategy Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$2,263,565	$919,824	$5,390,506	$1,604,683
Dividends reinvested	—	—	118,661	138,893
Value of shares redeemed	(860,729)	(913,945)	(2,048,014)	(2,526,023)

Class A Shares capital transactions	1,402,836	5,879	3,461,153	(782,447)

Class B Shares:
Proceeds from shares issued	1,549,215	424,668	4,043,666	935,667
Dividends reinvested	—	—	13,153	7,888
Value of shares redeemed	(509,274)	(383,617)	(1,683,420)	(915,409)

Class B Shares capital transactions	1,039,941	41,051	2,373,399	28,146

Class C Shares:
Proceeds from shares issued	470,488	16,971	1,889,455	496,755
Dividends reinvested	—	—	2,040	1,544
Value of shares redeemed	(128,895)	(95,339)	(266,574)	(191,937)

Class C Shares capital transactions	341,593	(78,368)	1,624,921	306,362

Change in net assets resulting from capital transactions	$2,784,370	$(31,438)	$7,459,473	$(447,939)

SHARE TRANSACTIONS:
Class A Shares:
Issued	200,993	108,502	480,315	177,228
Reinvested	—	—	10,886	17,211
Redeemed	(77,306)	(107,013)	(182,412)	(293,206)

Change in Class A Shares	123,687	1,489	308,789	(98,767)

Class B Shares:
Issued	144,296	50,718	358,138	104,902
Reinvested	—	—	1,203	973
Redeemed	(48,010)	(45,783)	(151,283)	(105,971)

Change in Class B Shares	96,286	4,935	208,058	(96)

Class C Shares:
Issued	43,232	2,243	167,676	58,266
Reinvested	—	—	186	190
Redeemed	(12,008)	(11,023)	(24,287)	(19,296)

Change in Class C Shares	31,224	(8,780)	143,575	39,160

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	20

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$690,130	$304,905	$251,333	$110,589
Net realized gains (losses) from investments transactions	2,030,264	(3,357,874)	726,450	(973,853)
Change in unrealized appreciation/depreciation from investments and foreign currencies	2,500,347	7,600,975	651,659	2,220,121

Change in net assets resulting from operations	5,220,741	4,548,006	1,629,442	1,356,857

Dividends:
Net investment income:
Class A Shares	(395,383)	(193,616)	(127,525)	(71,561)
Class B Shares	(254,802)	(84,484)	(93,624)	(34,422)
Class C Shares	(32,803)	(9,513)	(14,198)	(3,180)

Change in net assets resulting from shareholder dividends	(682,988)	(287,613)	(235,347)	(109,163)

Change in net assets resulting from capital transactions	3,662,397	(620,407)	4,028,105	(322,434)

Change in net assets	8,200,150	3,639,986	5,422,200	925,260

Net Assets:
Beginning of period	31,627,460	27,987,474	10,450,322	9,525,062

End of period	$39,827,610	$31,627,460	$15,872,522	$10,450,322

Accumulated net investment income (loss)	$102,701	$46,429	$44,293	$11,295

21	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

HSBC INVESTOR WORLD SELECTION FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Strategy Fund		Conservative Strategy Fund

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,956,868	$1,737,577	$2,330,836	$845,986
Dividends reinvested	392,648	193,104	121,984	69,473
Value of shares redeemed	(3,557,464)	(2,409,781)	(1,021,219)	(1,218,686)

Class A Shares capital transactions	792,052	(479,100)	1,431,601	(303,227)

Class B Shares:
Proceeds from shares issued	3,696,441	1,513,370	2,543,077	770,085
Dividends reinvested	252,936	84,267	92,314	33,341
Value of shares redeemed	(1,889,818)	(1,629,024)	(777,671)	(820,164)

Class B Shares capital transactions	2,059,559	(31,387)	1,857,720	(16,738)

Class C Shares:
Proceeds from shares issued	1,048,351	297,893	973,280	79,844
Dividends reinvested	32,527	9,424	13,686	3,101
Value of shares redeemed	(270,092)	(417,237)	(248,182)	(85,414)

Class C Shares capital transactions	810,786	(109,920)	738,784	(2,469)

Change in net assets resulting from capital transactions	$3,662,397	$(620,407)	$4,028,105	$(322,434)

SHARE TRANSACTIONS:
Class A Shares:
Issued	367,550	194,386	220,441	94,440
Reinvested	36,767	22,198	11,600	7,802
Redeemed	(332,930)	(275,784)	(97,162)	(133,563)

Change in Class A Shares	71,387	(59,200)	134,879	(31,321)

Class B Shares:
Issued	343,065	172,132	242,687	87,053
Reinvested	23,691	9,836	8,875	3,828
Redeemed	(176,487)	(191,599)	(74,600)	(91,989)

Change in Class B Shares	190,269	(9,631)	176,962	(1,108)

Class B Shares:
Issued	99,026	33,657	90,908	8,443
Reinvested	3,116	1,125	1,280	348
Redeemed	(25,776)	(49,433)	(23,022)	(8,952)

Change in Class C Shares	76,366	(14,651)	69,166	(161)

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	22

AGGRESSIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$10.60	0.01		2.01	2.02	(0.05)	(0.05)	$12.57
Year Ended October 31, 2007	12.57	—	*(e)	2.98	2.98	—	—	15.55
Year Ended October 31, 2008	15.55	0.02	*	(6.05)	(6.03)	(0.90)	(0.90)	8.62
Year Ended October 31, 2009	8.62	0.01	*	1.57	1.58	—	—	10.20
Year Ended October 31, 2010	10.20	0.03	*	1.80	1.83	—	—	12.03

CLASS B SHARES
Year Ended October 31, 2006	$10.57	(0.05)		1.97	1.92	(0.05)	(0.05)	$12.44
Year Ended October 31, 2007	12.44	(0.11	)*	2.94	2.83	—	—	15.27
Year Ended October 31, 2008	15.27	(0.08	)*	(5.90)	(5.98)	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	8.39	(0.06	)*	1.53	1.47	—	—	9.86
Year Ended October 31, 2010	9.86	(0.05	)*	1.73	1.68	—	—	11.54

CLASS C SHARES
Year Ended October 31, 2006	$10.55	(0.04)		1.95	1.91	(0.05)	(0.05)	$12.41
Year Ended October 31, 2007	12.41	(0.11	)*	2.96	2.85	—	—	15.26
Year Ended October 31, 2008	15.26	(0.08	)*	(5.89)	(5.97)	(0.90)	(0.90)	8.39
Year Ended October 31, 2009	8.39	(0.05	)*	1.51	1.46	—	—	9.85
Year Ended October 31, 2010	9.85	(0.05	)*	1.73	1.68	—	—	11.53

			Ratios/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2006	19.15%		$4,116	1.50%	0.05%	3.52%	48.46%
Year Ended October 31, 2007	23.71%		7,046	1.50%	(0.03)%	2.27%	45.50%
Year Ended October 31, 2008	(40.92	)%(d)	4,572	1.50%	0.13%	1.98%	72.33%
Year Ended October 31, 2009	18.33	%(f)	5,426	1.50%	0.09%	2.16%	53.42%
Year Ended October 31, 2010	17.94	%(g)	7,886	1.50%	0.24%	2.00%	50.21%

CLASS B SHARES
Year Ended October 31, 2006	18.25%		$2,998	2.25%	(0.70)%	4.33%	48.46%
Year Ended October 31, 2007	22.75%		4,942	2.25%	(0.77)%	3.02%	45.50%
Year Ended October 31, 2008	(41.36	)%(d)	3,166	2.25%	(0.62)%	2.73%	72.33%
Year Ended October 31, 2009	17.52	%(f)	3,767	2.25%	(0.66)%	2.91%	53.42%
Year Ended October 31, 2010	17.04	%(g)	5,519	2.25%	(0.51)%	2.75%	50.21%

CLASS C SHARES
Year Ended October 31, 2006	18.19%		$229	2.25%	(0.69)%	4.20%	48.46%
Year Ended October 31, 2007	22.97%		528	2.25%	(0.79)%	2.99%	45.50%
Year Ended October 31, 2008	(41.32	)%(d)	319	2.25%	(0.64)%	2.73%	72.33%
Year Ended October 31, 2009	17.40	%(f)	289	2.25%	(0.59)%	2.93%	53.42%
Year Ended October 31, 2010	17.06	%(g)	698	2.25%	(0.47)%	2.76%	50.21%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investments companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)	Rounds to less than $0.01 or $(0.01).

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

23	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

BALANCED STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$10.72	0.07		1.69	1.76	—	(0.03)	(0.03)	$12.45
Year Ended October 31, 2007	12.45	0.11	*	2.34	2.45	(0.08)	(0.09)	(0.17)	14.73
Year Ended October 31, 2008	14.73	0.12	*	(5.21)	(5.09)	(0.09)	(0.74)	(0.83)	8.81
Year Ended October 31, 2009	8.81	0.07	*	1.55	1.62	(0.09)	—	(0.09)	10.34
Year Ended October 31, 2010	10.34	0.19	*	1.64	1.83	(0.08)	—	(0.08)	12.09

CLASS B SHARES
Year Ended October 31, 2006	$10.78	0.02		1.66	1.68	—	(0.03)	(0.03)	$12.43
Year Ended October 31, 2007	12.43	0.01	*	2.34	2.35	(0.02)	(0.09)	(0.11)	14.67
Year Ended October 31, 2008	14.67	0.03	*	(5.20)	(5.17)	— (g)	(0.74)	(0.74)	8.76
Year Ended October 31, 2009	8.76	0.01	*	1.55	1.56	(0.01)	—	(0.01)	10.31
Year Ended October 31, 2010	10.31	0.11	*	1.64	1.75	(0.01)	—	(0.01)	12.05

CLASS C SHARES
Year Ended October 31, 2006	$10.82	0.02		1.67	1.69	—	(0.03)	(0.03)	$12.48
Year Ended October 31, 2007	12.48	0.01	*	2.35	2.36	(0.01)	(0.09)	(0.10)	14.74
Year Ended October 31, 2008	14.74	0.03	*	(5.22)	(5.19)	(0.01)	(0.74)	(0.75)	8.80
Year Ended October 31, 2009	8.80	0.01	*	1.55	1.56	(0.01)	—	(0.01)	10.35
Year Ended October 31, 2010	10.35	0.12	*	1.63	1.75	(0.01)	—	(0.01)	12.09

			Ratios/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2006	16.41%		$12,562	1.50%	0.87%	2.19%	80.30%
Year Ended October 31, 2007	19.92	%(d)	21,352	1.50%	0.84%	1.65%	73.45%
Year Ended October 31, 2008	(36.43	)%(e)	13,908	1.50%	0.98%	1.53%	78.59%
Year Ended October 31, 2009	18.66	%(f)	15,304	1.50%	0.84%	1.57%	47.74%
Year Ended October 31, 2010	17.79	%(h)	21,642	1.25%	1.72%	1.30%	52.81%

CLASS B SHARES
Year Ended October 31, 2006	15.57%		$8,702	2.25%	0.11%	2.94%	80.30%
Year Ended October 31, 2007	18.98	%(d)	13,905	2.25%	0.09%	2.40%	73.45%
Year Ended October 31, 2008	(36.95	)%(e)	9,516	2.25%	0.24%	2.28%	78.59%
Year Ended October 31, 2009	17.80	%(f)	11,196	2.25%	0.07%	2.31%	47.74%
Year Ended October 31, 2010	17.01	%(h)	15,593	2.00%	0.97%	2.05%	52.81%

CLASS C SHARES
Year Ended October 31, 2006	15.61%		$585	2.25%	0.14%	2.90%	80.30%
Year Ended October 31, 2007	19.04	%(d)	1,273	2.25%	0.07%	2.39%	73.45%
Year Ended October 31, 2008	(36.94	)%(e)	937	2.25%	0.25%	2.29%	78.59%
Year Ended October 31, 2009	17.81	%(f)	1,507	2.25%	0.06%	2.30%	47.74%
Year Ended October 31, 2010	16.96	%(h)	3,497	2.01%	1.04%	2.06%	52.81%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investments companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.15%, 0.15% and 0.15% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.11%, 0.11% and 0.11% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)	Rounds to less than $0.01 or $(0.01).

(h)

During the year ended October 31, 2010, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.07%, 0.07% and 0.07% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	24

MODERATE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$10.49	0.17		1.23	1.40	(0.17)	(0.01)	(0.18)	$11.71
Year Ended October 31, 2007	11.71	0.21	*	1.65	1.86	(0.20)	(0.10)	(0.30)	13.27
Year Ended October 31, 2008	13.27	0.20	*	(4.08)	(3.88)	(0.19)	(0.50)	(0.70)	8.69
Year Ended October 31, 2009	8.69	0.13	*	1.39	1.52	(0.12)	—	(0.12)	10.09
Year Ended October 31, 2010	10.09	0.25	*	1.38	1.63	(0.24)	—	(0.24)	11.48

CLASS B SHARES
Year Ended October 31, 2006	$10.50	0.09		1.22	1.31	(0.08)	(0.01)	(0.09)	$11.72
Year Ended October 31, 2007	11.72	0.12	*	1.65	1.77	(0.12)	(0.10)	(0.22)	13.27
Year Ended October 31, 2008	13.27	0.11	*	(4.08)	(3.97)	(0.10)	(0.50)	(0.61)	8.69
Year Ended October 31, 2009	8.69	0.06	*	1.39	1.45	(0.06)	—	(0.06)	10.08
Year Ended October 31, 2010	10.08	0.17	*	1.38	1.55	(0.17)	—	(0.17)	11.46

CLASS C SHARES
Year Ended October 31, 2006	$10.28	0.09		1.19	1.28	(0.08)	(0.01)	(0.09)	$11.47
Year Ended October 31, 2007	11.47	0.12	*	1.60	1.72	(0.12)	(0.10)	(0.22)	12.97
Year Ended October 31, 2008	12.97	0.11	*	(3.97)	(3.86)	0.11	(0.50)	(0.62)	8.49
Year Ended October 31, 2009	8.49	0.06	*	1.35	1.41	(0.06)	—	(0.06)	9.84
Year Ended October 31, 2010	9.84	0.17	*	1.35	1.52	(0.18)	—	(0.18)	11.18

			Ratios/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2006	13.40%		$11,973	1.50%	1.65%	2.12%	101.57%
Year Ended October 31, 2007	16.12	%(d)	20,140	1.50%	1.70%	1.60%	92.87%
Year Ended October 31, 2008	(30.65	)%(e)	14,226	1.48%	1.75%	1.48%	79.86%
Year Ended October 31, 2009	17.75	%(f)	15,909	1.44%	1.47%	1.49%	41.29%
Year Ended October 31, 2010	16.39	%(g)	18,921	1.14%	2.33%	1.19%	66.98%

CLASS B SHARES
Year Ended October 31, 2006	12.45%		$10,731	2.25%	0.91%	2.87%	101.57%
Year Ended October 31, 2007	15.25	%(d)	16,513	2.25%	0.95%	2.35%	92.87%
Year Ended October 31, 2008	(31.17	)%(e)	12,354	2.23%	1.00%	2.23%	79.86%
Year Ended October 31, 2009	16.82	%(f)	14,230	2.19%	0.71%	2.24%	41.29%
Year Ended October 31, 2010	15.61	%(g)	18,362	1.89%	1.59%	1.94%	66.98%

CLASS C SHARES
Year Ended October 31, 2006	12.53%		$763	2.25%	0.87%	2.83%	101.57%
Year Ended October 31, 2007	15.20	%(d)	1,766	2.25%	0.95%	2.33%	92.87%
Year Ended October 31, 2008	(31.09	)%(e)	1,408	2.23%	1.00%	2.23%	79.86%
Year Ended October 31, 2009	16.75	%(f)	1,488	2.19%	0.72%	2.24%	41.29%
Year Ended October 31, 2010	15.55	%(g)	2,544	1.90%	1.59%	1.95%	66.98%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios, affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.09%, 0.09% and 0.09% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.06%, 0.06% and 0.06% for Class A Shares, Class B Shares and Class C Shares, respectively.

25	HSBC INVESTOR WORLD SELECTION FUNDS	See notes to financial statements

CONSERVATIVE STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2006	$10.29	0.22		0.85	1.07	(0.25)	—	(0.25)	$11.11
Year Ended October 31, 2007	11.11	0.29	*	1.03	1.32	(0.27)	(0.12)	(0.39)	12.04
Year Ended October 31, 2008	12.04	0.24	*	(2.93)	(2.69)	(0.25)	(0.26)	(0.51)	8.84
Year Ended October 31, 2009	8.84	0.14	*	1.16	1.30	(0.13)	—	(0.13)	10.01
Year Ended October 31, 2010	10.01	0.26	*	1.11	1.37	(0.23)	—	(0.23)	11.15

CLASS B SHARES
Year Ended October 31, 2006	$10.19	0.15		0.83	0.98	(0.16)	—	(0.16)	$11.01
Year Ended October 31, 2007	11.01	0.20	*	1.05	1.25	(0.20)	(0.12)	(0.32)	11.94
Year Ended October 31, 2008	11.94	0.16	*	(2.91)	(2.75)	(0.17)	(0.26)	(0.43)	8.76
Year Ended October 31, 2009	8.76	0.07	*	1.15	1.22	(0.07)	—	(0.07)	9.91
Year Ended October 31, 2010	9.91	0.17	*	1.10	1.27	(0.16)	—	(0.16)	11.02

CLASS C SHARES
Year Ended October 31, 2006	$10.41	0.15		0.85	1.00	(0.17)	—	(0.17)	$11.24
Year Ended October 31, 2007	11.24	0.21	*	1.11	1.32	(0.19)	(0.12)	(0.31)	12.25
Year Ended October 31, 2008	12.25	0.16	*	(2.98)	(2.82)	(0.17)	(0.26)	(0.43)	9.00
Year Ended October 31, 2009	9.00	0.07	*	1.18	1.25	(0.07)	—	(0.07)	10.18
Year Ended October 31, 2010	10.18	0.18	*	1.14	1.32	(0.17)	—	(0.17)	11.33

			Ratios/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets(b)	Portfolio Turnover(c)

CLASS A SHARES
Year Ended October 31, 2006	10.48%		$3,069	1.50%	2.33%	3.22%	96.58%
Year Ended October 31, 2007	12.13	%(d)	6,669	1.50%	2.52%	2.06%	88.67%
Year Ended October 31, 2008	(23.17	)%(e)	4,747	1.50%	2.24%	1.72%	68.74%
Year Ended October 31, 2009	14.95	%(f)	5,059	1.50%	1.53%	1.62%	34.40%
Year Ended October 31, 2010	13.86	%(g)	7,139	1.38%	2.42%	1.43%	78.48%

CLASS B SHARES
Year Ended October 31, 2006	9.65%		$2,567	2.25%	1.54%	3.98%	96.58%
Year Ended October 31, 2007	11.51	%(d)	4,928	2.25%	1.77%	2.82%	88.67%
Year Ended October 31, 2008	(23.76	)%(e)	4,348	2.25%	1.48%	2.48%	68.74%
Year Ended October 31, 2009	14.05	%(f)	4,907	2.25%	0.77%	2.38%	34.40%
Year Ended October 31, 2010	12.94	%(g)	7,411	2.14%	1.68%	2.19%	78.48%

CLASS C SHARES
Year Ended October 31, 2006	9.66%		$320	2.25%	1.56%	3.92%	96.58%
Year Ended October 31, 2007	11.97	%(d)	437	2.25%	1.78%	2.85%	88.67%
Year Ended October 31, 2008	(23.73	)%(e)	430	2.25%	1.46%	2.48%	68.74%
Year Ended October 31, 2009	13.97	%(f)	485	2.25%	0.78%	2.37%	34.40%
Year Ended October 31, 2010	13.07	%(g)	1,323	2.16%	1.71%	2.21%	78.48%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios. The Fund does not include expenses of the affiliated and unaffiliated investment companies in which the Fund invests.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios affiliated and unaffiliated investment companies by their corresponding portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(e)

During the year ended October 31, 2008, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares and Class C Shares, respectively.

(f)

During the year ended October 31, 2009, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2010, certain HSBC Investor Portfolios in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements	HSBC INVESTOR WORLD SELECTION FUNDS	26

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          The HSBC Investor Funds (the “Trust’’), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act’’), as an open-end management investment company. As of October 31, 2010, the Trust is comprised of 15 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a “Fund’’, collectively the “World Selection Funds’’):

Fund	Short Name

HSBC Aggressive Strategy Fund	Aggressive Strategy Fund
HSBC Balanced Strategy Fund	Balanced Strategy Fund
HSBC Moderate Strategy Fund	Moderate Strategy Fund
HSBC Conservative Strategy Fund	Conservative Strategy Fund

          The World Selection Funds are diversified series of the Trust and part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Each of the World Selection Funds is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”) (the “Affiliated Underlying Funds”), as well as mutual funds managed by other investment advisers and exchange-traded funds (“Unaffiliated Underlying Funds” and, together with the Affiliated Underlying Funds, the “Underlying Funds”). Each Fund may also purchase and hold exchange-traded notes (“ETNs”). The Underlying Funds may include private equity funds and real estate funds that are organized as mutual funds or Exchange Traded Funds (“ETFs”). Each World Selection Fund invests according to the investment objectives and strategies described in its Prospectus.

          The World Selection Funds currently invest in the HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”), each of which is a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements in addition to receiving investments from the World Selection Funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the World Selection Funds.

          The World Selection Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. Class A Shares of the World Selection Funds have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the World Selection Funds are offered without any front-end sales charge, but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. Each class of shares in the World Selection Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the World Selection Funds’ Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the World Selection Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the World Selection Funds. The World Selection Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the World Selection Funds. However, based on experience, the Trust expects the risk of loss to be remote.

27	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the World Selection Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Securities Valuation:

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds. The World Selection Funds record their investments in the Portfolios at fair value. The underlying securities of the Portfolios are recorded at fair value, as more fully discussed in the notes to those financial statements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value in funds in which the World Selection Funds are invested are described in their respective notes to financial statements.

Investment Transactions and Related Income:

          The World Selection Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolios. Dividend income is recorded on the ex-dividend date for the Underlying Funds. Changes in holdings of the Underlying Funds for each World Selection Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Underlying Funds are reflected as of trade date. In addition, the World Selection Funds accrue their own expenses daily as incurred.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends to shareholders from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Strategy Fund and Conservative Strategy Fund, and annually in the case of the Aggressive Strategy Fund and Balanced Strategy Fund.

          The World Selection Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the World Selection Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The World Selection Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

HSBC INVESTOR WORLD SELECTION FUNDS	28

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Redemption Fee:

          Prior to February 28, 2010 a redemption fee of 2.00% was charged and recorded as paid-in-capital for any shares redeemed or exchanged after being held for less than 30 days. This fee did not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that could not implement the fee. The Trustees have approved the removal of such redemption fee effective February 28, 2010. For the fiscal years ended October 31, 2009 and October 31, 2010, respectively, the following World Selection Funds collected redemption fees as follows:

Fund	Fees Collected 2009	Fees Collected 2010

Aggressive Strategy Fund	$47	$3
Balanced Strategy Fund	431	11
Moderate Strategy Fund	259	10
Conservative Strategy Fund	63	1

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

3.	Investment Valuation Summary:

          The valuation techniques employed by the World Selection Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the World Selection Funds’ investments are summarized in the three broad levels listed below:

• Level 1:	quoted prices in active markets for identical assets

• Level 2:	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          The World Selection Funds record their investments in the Underlying Funds at the net asset value reported by those funds and are typically categorized as Level 1 in the fair value hierarchy. The World Selection Funds record their investments in their respective Portfolios at fair value and are typically categorized as a Level 2 in the fair value hierarchy. The underlying securities of the Portfolios are recorded at fair value, respectively, as more fully discussed below.

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the World Selection Funds’ investments based upon the three levels defined above:

29	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Aggressive Strategy Fund
Investment Companies:
Affiliated Investment Companies	$955,460	$—	$—	$955,460
Affiliated Portfolios (a)	—	8,354,822	—	8,354,822
Unaffiliated Investment Companies	3,728,366	—	—	3,728,366
Exchange Traded Funds	1,011,680	—	—	1,011,680

Total Investment Companies	$5,695,506	$8,354,822	$—	$14,050,328

Balanced Strategy Fund
Investment Companies:
Affiliated Investment Companies	$2,126,596	$—	$—	$2,126,596
Affiliated Portfolios (a)	—	16,989,416	—	16,989,417
Unaffiliated Investment Companies	18,869,979	—	—	18,869,979
Exchange Traded Funds	2,729,257	—	—	2,729,257

Total Investment Companies	$23,725,832	$16,989,416	$—	$40,715,249

Moderate Strategy Fund
Investment Companies:
Affiliated Investment Companies	$1,570,874	$—	$—	$1,570,874
Affiliated Portfolios (a)	—	11,899,824	—	11,899,824
Unaffiliated Investment Companies	24,329,027	—	—	24,329,027
Exchange Traded Funds	1,978,617	—	—	1,978,617

Total Investment Companies	$27,878,518	$11,899,824	$—	$39,778,342

Conservative Strategy Fund
Investment Companies:
Affiliated Investment Companies	$490,788	$—	$—	$490,788
Affiliated Portfolios (a)	—	3,311,800	—	3,311,800
Unaffiliated Investment Companies	11,616,803	—	—	11,616,803
Exchange Traded Funds	460,455	—	—	460,455

Total Investment Companies	$12,568,046	$3,311,800	$—	$15,879,846

(a)

Investments in Affiliated Portfolios represent ownership interests in the Portfolios. Due to the Funds’ master-feeder structure, the inputs used for valuing these investments are categorized as Level 2.

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of October 31, 2010.

4.	Related Party Transactions:

Investment Management:

          The Investment Adviser, a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the World Selection Funds. As Investment Adviser, HSBC manages the investments of the World Selection Funds and continuously reviews, supervises and administers the World Selection Funds’ investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund. The Investment Adviser is voluntarily waiving all of the fee for each of the World Selection Funds. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/ reimbursements may be stopped at any time.

HSBC INVESTOR WORLD SELECTION FUNDS	30

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Administration:

          HSBC serves the World Selection Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the World Selection Funds (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in underlying Portfolios by World Selection Funds, the Portfolios pay half of the administration fee and the World Selection Funds pay half, for a combination of the total fee rate above. Certain administration fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios in master-feeder structures. An amount equal to 50% of the administration fees is deemed to be class-specific.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Sub-Administrator for the Trust and the HSBC Investor Family of Funds (collectively, the “Trusts”) subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain out of pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.’’ Citi Ohio pays the salary and other compensation earned by individuals performing these services, as employees of Citi Ohio.

Distribution Arrangements:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor’’). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the World Selection Funds, respectively. As of the most recent fiscal year end, Foreside, as Distributor, also received $628,328, $459,202, and $43,157 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $60, $12, and $— were reallocated to HSBC-affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares of the World Selection Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

31	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

Fund Accounting, Transfer Agency and Trustees:

          Citi Ohio provides fund accounting and transfer agency services for the Trusts. As transfer agent, Citi Ohio receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per fund and share class, subject to minimums and reimbursement of certain expenses. Citi Ohio receives additional fees paid by the Trust for blue sky exemption services.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trusts and Portfolio Trust, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and Portfolio Trust. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2011 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the World Selection Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the Fund to the Investment Adviser within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2010, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2010, the repayments that may potentially be made by the Funds are as follows:

Fund	2013*	2012*	2011*

Aggressive Strategy Fund	$56,869	$49,257	$51,467
Balanced Strategy Fund	—	3,289	—
Moderate Strategy Fund	—	—	—
Conservative Strategy Fund	—	6,592	20,961

* The year listed above the amounts is the fiscal year ending in which the amounts will no longer be recoupable.

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi Ohio are reported separately on the Statements of Operations, as applicable.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2010 were as follows:

Fund	Purchases	Sales

Aggressive Strategy Fund	$6,444,706	$1,327,317
Balanced Strategy Fund	24,558,228	7,826,585
Moderate Strategy Fund	30,566,290	14,902,100
Conservative Strategy Fund	14,854,961	7,164,128

Contributions and withdrawals of the respective Portfolios for the year ended October 31, 2010 totaled:

	Contributions	Withdrawals

Aggressive Strategy Fund	$3,013,258	$5,630,504
Balanced Strategy Fund	4,314,061	13,805,588
Moderate Strategy Fund	3,336,809	14,085,639
Conservative Strategy Fund	1,344,522	3,161,396

HSBC INVESTOR WORLD SELECTION FUNDS	32

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

6.	Federal Tax Information:

          At October 31, 2010, the cost basis of securities (which excludes investments in the Affiliated Portfolios) for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Aggressive Strategy Fund	$5,322,678	$375,361	$(2,533)	$372,828
Balanced Strategy Fund	22,292,215	1,449,181	(15,564)	1,433,617
Moderate Strategy Fund	26,232,712	1,670,346	(24,541)	1,645,805
Conservative Strategy Fund	12,006,934	573,666	(12,555)	561,111

The tax character of dividends paid by the World Selection Funds for the year ended October 31, 2010 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid(1)

Aggressive Strategy Fund	$—	$—	$—	$—
Balanced Strategy Fund	136,101	—	136,101	136,101
Moderate Strategy Fund	682,988	—	682,988	682,988
Conservative Strategy Fund	235,347	—	235,347	235,347

The tax character of dividends paid by the World Selection Funds for the year ended October 31, 2009 was as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Total Dividends Paid(1)

Aggressive Strategy Fund	$—	$—	$—	$—
Balanced Strategy Fund	148,995	—	148,995	148,995
Moderate Strategy Fund	287,613	—	287,613	287,613
Conservative Strategy Fund	109,163	—	109,163	109,163

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the World Selection Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation) (1)	Total Accumulated Earnings/(Deficit)

Aggressive Strategy Fund	$20,370	$—	$20,370	$(1,154,845)	$1,130,841	$(3,634)
Balanced Strategy Fund	496,268	—	496,268	(2,994,043)	3,129,607	631,832
Moderate Strategy Fund	109,080	—	109,080	(2,722,436)	3,011,947	398,591
Conservative Strategy Fund	46,886	—	46,886	(600,432)	922,648	369,102

(1)

The difference between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital investments from real estate investment trusts.

          As of October 31, 2010, the following World Selection Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires

Aggressive Strategy Fund	$26,859	2016
Aggressive Strategy Fund	1,127,986	2017
Balanced Strategy Fund	2,994,043	2017
Moderate Strategy Fund	2,722,436	2017
Conservative Strategy Fund	600,432	2017

33	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Notes to Financial Statements—as of October 31, 2010 (continued)

During the year ended October 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains realized:

Fund	Amount

Aggressive Strategy Fund	$884,978
Balanced Strategy Fund	2,306,769
Moderate Strategy Fund	2,545,342
Conservative Strategy Fund	901,943

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. There was no impact on the Funds’ financial statements as the funds did not receive any settlement monies.

8.	Subsequent Events (Unaudited):

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

HSBC INVESTOR WORLD SELECTION FUNDS	34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
HSBC World Selection Funds:

          We have audited the accompanying statements of assets and liabilities of HSBC World Selection Funds – HSBC World Selection Aggressive Strategy Fund, HSBC World Selection Balanced Strategy Fund, HSBC World Selection Moderate Strategy Fund and HSBC World Selection Conservative Strategy Fund (the Funds), including the schedules of portfolio investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the respective custodian or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

35	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Other Federal Income Tax Information (Unaudited)—as of October 31, 2010

          For the year ended October 31, 2010, the following percentages of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction

Balanced Strategy Fund	96.99%
Moderate Strategy Fund	26.02%
Conservative Strategy Fund	26.86%

          For the year ended October 31, 2010, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2009 Form 1099-DIV:

Fund	Qualified Dividend Income

Balanced Strategy Fund	97.48%
Moderate Strategy Fund	44.87%
Conservative Strategy Fund	83.09%

HSBC INVESTOR WORLD SELECTION FUNDS	36

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

          As a shareholder of the HSBC Investor World Selection Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,039.80	$7.61	1.48%
	Class B Shares	1,000.00	1,036.80	11.45	2.23%
	Class C Shares	1,000.00	1,035.90	11.44	2.23%
Balanced Strategy Fund	Class A Shares	1,000.00	1,053.10	6.73	1.30%
	Class B Shares	1,000.00	1,049.70	10.59	2.05%
	Class C Shares	1,000.00	1,049.50	10.59	2.05%
Moderate Strategy Fund	Class A Shares	1,000.00	1,059.50	6.28	1.21%
	Class B Shares	1,000.00	1,054.90	10.15	1.96%
	Class C Shares	1,000.00	1,054.90	10.20	1.97%
Conservative Strategy Fund	Class A Shares	1,000.00	1,058.00	7.83	1.51%
	Class B Shares	1,000.00	1,054.10	11.70	2.26%
	Class C Shares	1,000.00	1,054.90	11.71	2.26%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

37	HSBC INVESTOR WORLD SELECTION FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Aggressive Strategy Fund	Class A Shares	$1,000.00	$1,017.74	$7.53	1.48%
	Class B Shares	1,000.00	1,013.96	11.32	2.23%
	Class C Shares	1,000.00	1,013.96	11.32	2.23%
Balanced Strategy Fund	Class A Shares	1,000.00	1,018.65	6.61	1.30%
	Class B Shares	1,000.00	1,014.87	10.41	2.05%
	Class C Shares	1,000.00	1,014.87	10.41	2.05%
Moderate Strategy Fund	Class A Shares	1,000.00	1,019.11	6.16	1.21%
	Class B Shares	1,000.00	1,015.32	9.96	1.96%
	Class C Shares	1,000.00	1,015.27	10.01	1.97%
Conservative Strategy Fund	Class A Shares	1,000.00	1,017.59	7.68	1.51%
	Class B Shares	1,000.00	1,013.81	11.47	2.26%
	Class C Shares	1,000.00	1,013.81	11.47	2.26%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR WORLD SELECTION FUNDS	38

(This Page Intentionally Left Blank)

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—98.1%

	Shares	Value($)

Aerospace & Defense – 2.9%
Goodrich Corp.	11,800	968,426
United Technologies Corp.	25,200	1,884,204

		2,852,630

Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	16,100	1,134,728

Auto Components – 0.5%
BorgWarner, Inc. (a)	9,700	544,267

Beverages – 1.0%
PepsiCo, Inc.	14,800	966,440

Biotechnology – 1.0%
Celgene Corp. (a)	16,700	1,036,569

Capital Markets – 5.4%
Franklin Resources, Inc.	13,200	1,514,040
Goldman Sachs Group, Inc.	18,100	2,913,195
TD AMERITRADE Holding Corp. (a)	52,000	888,680

		5,315,915

Chemicals – 0.9%
Ecolab, Inc.	17,900	882,828

Communications Equipment – 5.8%
Cisco Systems, Inc. (a)	91,600	2,091,228
Juniper Networks, Inc. (a)	21,700	702,863
QUALCOMM, Inc.	64,100	2,892,833

		5,686,924

Computers & Peripherals – 8.6%
Apple, Inc. (a)	16,480	4,958,338
EMC Corp. (a)	109,200	2,294,292
NetApp, Inc. (a)	22,700	1,208,775

		8,461,405

Construction & Engineering – 1.4%
Fluor Corp.	28,600	1,378,234

Diversified Financial Services – 3.5%
CME Group, Inc.	3,700	1,071,705
IntercontinentalExchange, Inc. (a)	7,700	884,499
JP Morgan Chase & Co.	40,100	1,508,963

		3,465,167

Electronic Equipment, Instruments & Components – 2.0%
Agilent Technologies, Inc. (a)	27,200	946,560
Amphenol Corp., Class A	20,100	1,007,613

		1,954,173

Energy Equipment & Services – 4.2%
FMC Technologies, Inc. (a)	25,700	1,852,970
Schlumberger Ltd.	33,200	2,320,348

		4,173,318

Financial Services – 2.8%
Visa, Inc., Class A	35,800	2,798,486

Food & Staples Retailing – 1.0%
Costco Wholesale Corp.	15,100	947,827

Common Stocks, continued

	Shares	Value($)

Food Products – 0.9%
Green Mountain Coffee Roasters, Inc. (a)	25,600	844,544

Health Care Equipment & Supplies – 0.8%
Varian Medical Systems, Inc. (a)	13,000	821,860

Health Care Providers & Services – 2.8%
Express Scripts, Inc. (a)	56,300	2,731,676

Health Care Technology – 1.1%
Cerner Corp. (a)	11,900	1,045,177

Hotels, Restaurants & Leisure – 2.2%
Ctrip.com International Ltd. ADR (a)	20,400	1,062,228
Yum! Brands, Inc.	22,900	1,134,924

		2,197,152

Internet & Catalog Retail – 6.5%
Amazon.com, Inc. (a)	14,500	2,394,530
Netflix, Inc. (a)	3,400	589,900
Priceline.com, Inc. (a)	9,000	3,391,290

		6,375,720

Internet Software & Services – 4.7%
Baidu, Inc. ADR (a)	15,650	1,721,657
Google, Inc., Class A (a)	4,850	2,973,001

		4,694,658

IT Services – 4.1%
Cognizant Technology Solutions Corp. (a)	61,600	4,015,704

Machinery – 6.0%
Danaher Corp.	58,800	2,549,568
Deere & Co.	22,600	1,735,680
Illinois Tool Works, Inc.	35,500	1,622,350

		5,907,598

Media – 0.5%
Scripps Networks Interactive, Class A	9,900	503,811

Metals & Mining – 2.8%
Cliffs Natural Resources, Inc.	26,900	1,753,880
Walter Energy, Inc.	11,700	1,029,132

		2,783,012

Multiline Retail – 1.5%
Kohl’s Corp. (a)	29,400	1,505,280

Oil, Gas & Consumable Fuels – 2.0%
Peabody Energy Corp.	19,000	1,005,100
Petroleo Brasileiro SA ADR	31,200	973,128

		1,978,228

Personal Products – 1.0%
The Estee Lauder Cos., Inc., Class A	14,600	1,039,082

Pharmaceuticals – 2.9%
Shire plc ADR	20,900	1,465,090
Teva Pharmaceutical Industries Ltd. ADR	26,400	1,370,160

		2,835,250

Road & Rail – 3.0%
Union Pacific Corp.	34,200	2,998,656

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	40

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Semiconductors & Semiconductor Equipment – 1.1%
Texas Instruments, Inc.	38,300	1,132,531

Software – 7.0%
Autodesk, Inc. (a)	39,700	1,436,346
Citrix Systems, Inc. (a)	27,100	1,736,297
Intuit, Inc. (a)	13,200	633,600
Oracle Corp.	106,200	3,122,280

		6,928,523

Specialty Retail – 2.3%
Dick’s Sporting Goods, Inc. (a)	17,500	504,350
O’Reilly Automotive, Inc. (a)	22,300	1,304,550
Urban Outfitters, Inc. (a)	13,600	418,472

		2,227,372

Textiles, Apparel & Luxury Goods – 1.0%
Nike, Inc., Class B	11,600	944,704

Wireless Telecommunication Services – 1.8%
American Tower Corp., Class A (a)	33,600	1,734,096

TOTAL COMMON STOCKS (COST $77,391,455)		96,843,545

Investment Company—1.3%

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (b)	1,314,150	1,314,150

TOTAL INVESTMENT COMPANY (COST $1,314,150)		1,314,150

TOTAL INVESTMENTS (COST $78,705,605) — 99.4%		98,157,695

Percentages indicated are based on net assets of $98,750,801.

ADR —American Depositary Receipt
plc —Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

41	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—96.8%

	Shares	Value($)

Australia – 3.9%
Australia & New Zealand Banking Group Ltd.	9,000	218,667
Boral Ltd.	51,520	221,491
Incitec Pivot Ltd.	46,600	169,763
National Australia Bank Ltd.	33,165	826,900
Telstra Corp. Ltd. (a)	70,200	183,554

		1,620,375

Austria – 0.8%
OMV AG	8,600	321,273

Belgium – 1.3%
Delhaize Group SA	5,634	393,502
KBC Groep NV (b)	3,300	143,531

		537,033

Brazil – 1.3%
Banco Do Brasil SA	11,100	214,948
Vale SA, Preferred ADR	10,900	313,157

		528,105

Canada – 4.8%
Agrium, Inc.	1,900	168,123
Lundin Mining Corp. (b)	45,600	288,913
National Bank of Canada	5,900	388,453
Nexen, Inc.	17,727	377,281
Penn West Energy Trust	20,523	467,585
Suncor Energy, Inc.	10,428	334,236

		2,024,591

China – 0.4%
China Petroleum & Chemical Corp.	170,000	160,328

Denmark – 1.2%
Danske Bank A/S (b)	18,800	500,075

France – 14.7%
Arkema	4,200	271,369
BNP Paribas SA	8,986	657,131
Bouygues SA	12,600	555,217
Cap Gemini SA	7,900	402,970
Compagnie Generale de Geophysique- Veritas (b)	7,000	163,165
Electricite de France	9,500	435,274
France Telecom SA	25,200	605,452
Lagardere S.C.A.	10,300	439,248
PPR	1,300	213,109
Renault SA (b)	6,300	350,024
Sanofi-Aventis	9,400	656,404
Societe Generale	8,581	513,773
Vallourec SA	2,234	231,825
Vivendi	22,220	633,731

		6,128,692

Germany – 8.0%
Allianz SE	5,800	726,816
Bayer AG	10,200	765,071
Deutsche Bank AG	6,800	393,843
E.ON AG	20,200	633,604

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	2,100	328,034
Thyssenkrupp AG	13,700	503,598

		3,350,966

Hong Kong – 1.5%
Esprit Holdings Ltd.	57,577	310,133
New World Development Co. Ltd.	160,009	315,848

		625,981

Italy – 4.5%
ENI SpA	25,200	567,754
Telecom Italia RSP	204,200	250,064
Telecom Italia SpA	286,200	438,899
UniCredit SpA	232,800	606,783

		1,863,500

Japan – 23.0%
AEON Co. Ltd.	18,100	213,285
Air Water, Inc.	5,800	67,697
Asahi Breweries Ltd.	16,200	327,222
Asahi Glass Co. Ltd.	9,000	86,476
DIC Corp.	59,000	110,006
Dowa Holdings Co. Ltd.	19,800	120,351
East Japan Railway Co.	2,600	160,783
ITOCHU Corp.	39,700	348,393
Japan Tobacco, Inc.	179	556,914
JFE Holdings, Inc.	9,700	302,876
JX Holdings, Inc.	41,500	243,996
KDDI Corp.	62	334,083
KONAMI Corp.	6,300	111,043
Konica Minolta Holdings, Inc.	10,700	103,742
Mitsubishi Corp.	24,600	591,684
Mitsubishi Materials Corp. (b)	54,400	170,402
Mitsui & Co. Ltd.	33,000	518,894
Mitsui Fudosan Co. Ltd.	31,600	597,434
NAMCO BANDAI Holdings, Inc.	20,600	189,996
NGK Spark Plug Co. Ltd.	14,600	203,620
Nippon Express Co. Ltd.	33,000	131,262
Nippon Telegraph & Telephone Corp.	14,000	636,047
Nissan Motor Co. Ltd.	53,900	475,687
Sharp Corp.	39,800	393,300
Sony Corp.	16,910	565,418
Sumitomo Electric Industries Ltd.	21,500	274,462
Sumitomo Mitsui Financial Group, Inc.	15,500	464,711
Sumitomo Realty & Development Co. Ltd.	6,000	130,814
Sumitomo Rubber Industries Ltd.	6,200	66,817
The Tokyo Electric Power Co., Inc.	19,600	468,987
Tokyo Gas Co. Ltd.	49,000	230,839
Toshiba Corp.	86,900	435,310

		9,632,551

Kazakhstan – 0.3%
KazMunaiGas Exploration Production GDR	7,050	121,260

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	42

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Netherlands – 1.3%
Koninklijke Ahold NV	10,800	149,240
Randstad Holding NV (b)	8,593	408,963

		558,203

Norway – 0.4%
Petroleum Geo-Services ASA (b)	12,150	151,940

Russian Federation – 0.3%
Gazprom OAO ADR	5,600	122,752

South Korea – 1.4%
Hana Financial Group, Inc.	4,400	124,949
KB Financial Group, Inc. ADR	3,679	165,187
Samsung Electronics Co. Ltd., Preferred	600	294,907

		585,043

Spain – 1.0%
Telefonica SA	16,200	437,350

Switzerland – 2.3%
Novartis AG	14,240	825,770
UBS AG (b)	8,783	148,734

		974,504

Taiwan – 0.6%
AU Optronics Corp. (b)	210,030	209,598
United Microelectronics Corp.	118,000	56,084

		265,682

Turkey – 0.8%
Turkiye Garanti Bankasi AS	30,900	189,623
Turkiye Is Bankasi AS, Class C	32,000	143,933

		333,556

United Kingdom – 23.0%
AstraZeneca plc	17,300	867,384
Aviva plc	64,400	410,741
BAE Systems plc	82,300	454,497
Barclays plc	122,900	540,683
BP plc	101,900	695,136
British American Tobacco plc	5,400	205,902
FirstGroup plc	29,600	193,435
Imperial Tobacco Group plc	18,000	576,468
Inchcape plc (b)	27,440	153,294
Informa plc	20,900	145,990
Marks & Spencer Group plc	82,200	562,855
Old Mutual plc	257,800	536,516
Rentokil Initial plc (b)	60,700	96,372
Rio Tinto plc	14,000	905,252
Royal Dutch Shell plc, A Shares	44,687	1,449,249
Thomas Cook Group plc	39,000	113,030
Tui Travel plc	46,300	156,588
Vodafone Group plc	351,058	955,289
Xstrata plc	30,940	599,538

		9,618,219

TOTAL COMMON STOCKS (COST $38,839,094)		40,461,979

Investment Company—0.9%

	Shares	Value($)

Northern Institutional Diversified Assets Portfolio, Institutional Shares, 0.04% (c)	391,214	391,214

TOTAL INVESTMENT COMPANY (COST $391,214)		391,214

TOTAL INVESTMENTS (COST $39,230,308) — 97.7%		40,853,193

Percentages indicated are based on net assets of $41,817,594.

ADR —American Depositary Receipt
GDR —Global Depositary Receipt
plc —Public Limited Company

(a)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)	Represents non-income producing security.

(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

Schedule of Portfolio Investments—October 31, 2010

The Portfolio invested, as a percentage of net assets, in the following industries, as of October 31, 2010:

Industry	Percent of Net Assets

Commercial Banks	13.4%
Oil, Gas & Consumable Fuels	11.8%
Metals & Mining	8.8%
Pharmaceuticals	7.6%
Diversified Telecommunication Services	6.3%
Insurance	3.9%
Electric Utilities	3.7%
Trading Companies & Distributors	3.5%
Tobacco	3.3%
Media	3.1%
Wireless Telecommunication Services	3.1%
Real Estate Management & Development	2.6%
Household Durables	2.4%
Automobiles	2.1%
Food & Staples Retailing	1.9%
Multiline Retail	1.9%
Chemicals	1.6%
Capital Markets	1.4%
Construction & Engineering	1.4%
Air Freight & Logistics	1.4%
Computers & Peripherals	1.1%
Investment Companies	1.0%
IT Services	1.0%
Professional Services	1.0%
Road & Rail	0.9%
Beverages	0.8%
Energy Equipment & Services	0.8%
Semiconductors & Semiconductor Equipment	0.8%
Auto Components	0.7%
Electrical Equipment	0.7%
Hotels, Restaurants & Leisure	0.7%
Specialty Retail	0.7%
Machinery	0.6%
Commercial Services & Supplies	0.5%
Construction Materials	0.5%
Electronic Equipment, Instruments & Components	0.5%
Gas Utilities	0.5%
Leisure Equipment & Products	0.5%
Distributors	0.4%
Diversified Financial Services	0.4%
Software	0.3%
Building Products	0.2%
Office Electronics	0.2%

Total Investments	100.0%

43	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—97.1%

	Shares	Value($)

Aerospace & Defense – 2.2%
BE Aerospace, Inc. (a)	84,600	3,109,896

Auto Components – 3.3%
Gentex Corp.	125,800	2,513,484
The Goodyear Tire & Rubber Co. (a)	210,800	2,154,376

		4,667,860

Biotechnology – 2.9%
Alexion Pharmaceuticals, Inc. (a)	59,800	4,084,340

Capital Markets – 1.8%
Waddell & Reed Financial, Inc., Class A	87,900	2,555,253

Chemicals – 2.3%
Celanese Corp., Series A	89,600	3,194,240

Commercial Banks – 1.0%
First Horizon National Corp. (a)	1	10
Huntington Bancshares, Inc.	247,500	1,403,325

		1,403,335

Commercial Services & Supplies – 3.0%
Hertz Global Holdings, Inc. (a)	178,900	2,025,148
Waste Connections, Inc.	52,450	2,136,813

		4,161,961

Communications Equipment – 2.0%
Brocade Communications Systems, Inc. (a)	430,000	2,717,600

Containers & Packaging – 2.3%
Crown Holdings, Inc. (a)	100,800	3,244,752

Diversified Consumer Services – 0.4%
New Oriental Education & Technology Group, Inc. ADR (a)	5,200	558,324

Diversified Financial Services – 1.6%
MSCI, Inc., Class A (a)	60,800	2,179,680

Electrical Equipment – 2.1%
AMETEK, Inc.	53,100	2,870,055

Energy Equipment & Services – 1.3%
Exterran Holdings, Inc. (a)	70,000	1,761,900

Food Products – 3.1%
Green Mountain Coffee Roasters, Inc. (a)	45,100	1,487,849
Ralcorp Holdings, Inc. (a)	45,450	2,820,627

		4,308,476

Health Care Equipment & Supplies – 3.7%
Hill-Rom Holdings, Inc.	84,150	3,260,812
IDEXX Laboratories, Inc. (a)	31,050	1,861,758

		5,122,570

Health Care Providers & Services – 3.2%
Community Health Systems, Inc. (a)	60,450	1,818,336
Coventry Health Care, Inc. (a)	89,200	2,089,064
Skilled Healthcare Group, Inc., Class A (a)	146,700	550,125

		4,457,525

Common Stocks, continued

	Shares	Value($)

Hotels, Restaurants & Leisure – 4.7%
Ctrip.com International Ltd. ADR (a)	59,600	3,103,372
Scientific Games Corp., Class A (a)	176,700	1,395,930
WMS Industries, Inc. (a)	48,350	2,109,510

		6,608,812

Household Products – 1.5%
Church & Dwight Co., Inc.	32,300	2,126,955

Internet Software & Services – 2.2%
VeriSign, Inc. (a)	86,200	2,995,450

IT Services – 1.6%
Alliance Data Systems Corp. (a)	37,600	2,283,072

Life Sciences Tools & Services – 4.5%
Illumina, Inc. (a)	31,250	1,697,188
Life Technologies Corp. (a)	49,600	2,488,928
Mettler-Toledo International, Inc. (a)	15,570	2,032,819

		6,218,935

Machinery – 5.1%
Crane Co.	60,000	2,295,600
IDEX Corp.	72,100	2,601,368
Snap-on, Inc.	42,050	2,144,550

		7,041,518

Media – 2.5%
DreamWorks Animation SKG, Inc. (a)	57,900	2,043,870
Lamar Advertising Co. (a)	40,400	1,373,196

		3,417,066

Metals & Mining – 2.0%
Compass Minerals International, Inc.	35,630	2,810,138

Oil, Gas & Consumable Fuels – 9.2%
Consol Energy, Inc.	83,880	3,083,429
Denbury Resources, Inc. (a)	148,700	2,530,874
Ensco International plc ADR	79,600	3,688,664
Massey Energy Co.	85,000	3,575,950

		12,878,917

Pharmaceuticals – 2.5%
Elan Corp. plc ADR (a)	261,700	1,426,265
Santarus, Inc. (a)	179,200	560,896
ViroPharma, Inc. (a)	88,800	1,452,768

		3,439,929

Real Estate Investment Trusts (REITs) – 1.8%
Hospitality Properties Trust	112,900	2,575,249

Road & Rail – 1.7%
Landstar System, Inc.	61,650	2,319,273

Semiconductors & Semiconductor Equipment – 6.7%
Lam Research Corp. (a)	32,900	1,506,491
LSI Corp. (a)	418,300	2,191,892
NXP Semiconductors N.V. (a)	107,500	1,417,925
ON Semiconductor Corp. (a)	353,300	2,709,811
Skyworks Solutions, Inc. (a)	67,100	1,537,261

		9,363,380

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	44

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010 (continued)

Common Stocks, continued

	Shares	Value($)

Software – 6.0%
BMC Software, Inc. (a)	46,550	2,116,163
Check Point Software Technologies Ltd. (a)	74,750	3,195,562
Nuance Communications, Inc. (a)	192,950	3,031,245

		8,342,970

Specialty Retail – 3.3%
Hibbett Sports, Inc. (a)	77,950	2,100,753
O’Reilly Automotive, Inc. (a)	42,750	2,500,875

		4,601,628

Textiles, Apparel & Luxury Goods – 2.1%
Fossil, Inc. (a)	50,000	2,949,500

Trading Companies & Distributors – 1.4%
WESCO International, Inc. (a)	45,850	1,963,297

Wireless Telecommunication Services – 2.1%
NII Holdings, Inc. (a)	71,500	2,989,415

TOTAL COMMON STOCKS (COST $117,123,678)		135,323,271

Investment Company—2.8%

Northern Institutional Government Select Portfolio, Shares Class, 0.02% (b)	3,971,916	3,971,916

TOTAL INVESTMENT COMPANY (COST $3,971,916)		3,971,916

TOTAL INVESTMENTS (COST $121,095,594) — 99.9%		139,295,187

Percentages indicated are based on net assets of $139,401,552.

ADR — American Depositary Receipt
plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

45	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of October 31, 2010

Common Stocks—94.2%

	Shares	Value($)

Aerospace & Defense – 3.7%
Lockheed Martin Corp.	18,400	1,311,736
Raytheon Co.	13,400	617,472

		1,929,208

Biotechnology – 4.3%
Amgen, Inc. (a)	39,000	2,230,410

Capital Markets – 1.0%
Goldman Sachs Group, Inc.	3,200	515,040

Commercial Banks – 2.2%
Wells Fargo & Co.	42,700	1,113,616

Commercial Services & Supplies – 1.7%
Pitney Bowes, Inc.	39,500	866,630

Communications Equipment – 4.7%
Motorola, Inc. (a)	297,700	2,426,255

Diversified Financial Services – 3.8%
Citigroup, Inc. (a)	277,000	1,155,090
JP Morgan Chase & Co.	22,150	833,505

		1,988,595

Energy Equipment & Services – 1.3%
Halliburton Co.	21,500	684,990

Food & Staples Retailing – 2.1%
CVS Caremark Corp.	14,800	445,776
Kroger Co. (The)	28,200	620,400

		1,066,176

Health Care Providers & Services – 1.2%
Aetna, Inc.	20,800	621,088

Household Products – 1.3%
Kimberly-Clark Corp.	11,000	696,740

Independent Power Producers & Energy Traders – 1.3%
NRG Energy, Inc. (a)	33,800	672,958

Insurance – 16.9%
Aon Corp.	38,500	1,530,375
Genworth Financial, Inc., Class A (a)	81,300	921,942
Lincoln National Corp.	25,900	634,032
Loews Corp.	41,240	1,628,155
MetLife, Inc.	42,000	1,693,860
The Hartford Financial Services Group, Inc.	43,900	1,052,722
Unum Group	56,100	1,257,762

		8,718,848

Machinery – 1.8%
Ingersoll-Rand plc	23,900	939,509

Media – 6.2%
CBS Corp., Class B	11,950	202,313
Time Warner, Inc.	24,900	809,499
Viacom, Inc., Class B	56,500	2,180,335

		3,192,147

Common Stocks, continued

	Shares	Value($)

Metals & Mining – 8.2%
AngloGold Ashanti Ltd. ADR	40,727	1,918,649
Barrick Gold Corp.	48,000	2,308,320

		4,226,969

Oil, Gas & Consumable Fuels – 13.1%
Apache Corp.	19,400	1,959,788
Canadian Natural Resources Ltd.	32,000	1,167,040
Hess Corp.	12,100	762,663
Noble Energy, Inc.	13,310	1,084,499
Occidental Petroleum Corp.	12,000	943,560
Talisman Energy, Inc.	46,600	845,324

		6,762,874

Pharmaceuticals – 8.5%
Merck & Co., Inc.	37,600	1,364,128
Pfizer, Inc.	92,000	1,600,800
Sanofi-Aventis ADR	41,500	1,457,065

		4,421,993

Road & Rail – 1.7%
Union Pacific Corp.	10,000	876,800

Software – 7.2%
CA, Inc.	112,800	2,618,088
Microsoft Corp.	40,900	1,089,576

		3,707,664

Tobacco – 2.0%
Philip Morris International, Inc.	18,100	1,058,850

TOTAL COMMON STOCKS (COST $47,273,100)		48,717,360

Investment Company—6.5%

Northern Institutional Government Select Portfolio, Shares Class, 0.02% (b)	3,379,613	3,379,613

TOTAL INVESTMENT COMPANY (COST $3,379,613)		3,379,613

TOTAL INVESTMENTS (COST $50,652,713) — 100.7%		52,096,973

Percentages indicated are based on net assets of $51,742,652.

ADR — American Depositary Receipt
plc — Public Limited Company

(a)	Represents non-income producing security.

(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2010.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	46

HSBC INVESTOR PORTFOLIOS
Statements of Assets and Liabilities—as of October 31, 2010

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$98,157,695	$40,853,193	$139,295,187	$52,096,973
Foreign currency, at value	—	369,458	—	—
Dividends receivable	25,966	127,818	79,334	20,518
Receivable for investments sold	1,751,496	587,832	682,522	—
Prepaid expenses and other assets	103	354	153	60

Total Assets	99,935,260	41,938,655	140,057,196	52,117,551

Liabilities:
Cash overdraft	—	1,159	—	—
Payable for investments purchased	1,119,622	66,237	539,264	340,035
Accrued expenses and other liabilities:
Investment Management	47,529	31,785	92,434	22,878
Administration	1,938	821	2,718	1,025
Compliance Services	2	1	3	1
Accounting	24	285	4	31
Custodian	—	15,958	—	—
Trustee	167	—	240	91
Other	15,177	4,815	20,981	10,838

Total Liabilities	1,184,459	121,061	655,644	374,899

Applicable to investors’ beneficial interest	$98,750,801	$41,817,594	$139,401,552	$51,742,652

Total Investments, at cost	$78,705,605	$39,230,308	$121,095,594	$50,652,713

Foreign currency, at cost	$—	$366,489	$—	$—

47	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS
Statements of Operations—For the year ended October 31, 2010

	Growth Portfolio	International Equity Portfolio	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$580,486	$5,293,058	$713,126	$764,593
Foreign tax withholding	—	(726,788)	—	(5,363)

Total Investment Income	580,486	4,566,270	713,126	759,230

Expenses:
Investment Management	520,858	1,111,069	1,058,022	258,230
Administration	19,646	33,110	28,676	10,664
Accounting	44,999	84,614	45,232	44,550
Compliance Services	403	392	588	218
Custodian	8,588	111,754	15,459	3,865
Printing	5,755	7,077	7,901	3,108
Professional	5,846	3,491	8,318	4,615
Trustee	1,370	2,406	2,009	748
Other	7,024	(7,604)	8,707	3,310

Total Expenses	614,489	1,346,309	1,174,912	329,308

Net Investment Income (Loss)	(34,003)	3,219,961	(461,786)	429,922

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	4,569,747	(24,730,645)	17,836,311	1,033,776
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,751,375	13,409,621	17,016,734	5,043,263

Net realized/unrealized gains from investments and foreign currency transactions	17,321,122	(11,321,024)	34,853,045	6,077,039

Change In Net Assets Resulting From Operations	$17,287,119	$(8,101,063)	$34,391,259	$6,506,961

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	48

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Growth Portfolio		International Equity Portfolio

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(34,003)	$136,286	$3,219,961	$4,063,044
Net realized gains (losses) from investments transactions	4,569,747	(12,681,042)	(24,730,645)	(72,712,532)
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,751,375	26,751,782	13,409,621	109,291,830

Change in net assets resulting from operations	17,287,119	14,207,026	(8,101,063)	40,642,342

Proceeds from contributions	10,138,077	8,763,453	15,234,642	23,984,676
Value of withdrawals	(16,837,279)	(16,749,107)	(182,464,190)	(46,787,723)

Change in net assets resulting from transactions in investors’ beneficial interest	(6,699,202)	(7,985,654)	(167,229,548)	(22,803,047)

Change in net assets	10,587,917	6,221,372	(175,330,611)	17,839,295

Net Assets:
Beginning of period	88,162,884	81,941,512	217,148,205	199,308,910

End of period	$98,750,801	$88,162,884	$41,817,594	$217,148,205

49	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the year ended October 31, 2010	For the year ended October 31, 2009	For the year ended October 31, 2010	For the year ended October 31, 2009

Investment Activities:
Operations:
Net investment income (loss)	$(461,786)	$(424,078)	$429,922	$644,544
Net realized gains (losses) from investments transactions	17,836,311	(15,580,861)	1,033,776	(1,577,886)
Change in unrealized appreciation/depreciation from investments and foreign currencies	17,016,734	31,798,950	5,043,263	9,018,297

Change in net assets resulting from operations	34,391,259	15,794,011	6,506,961	8,084,955

Proceeds from contributions	10,306,391	8,367,302	6,794,273	4,852,585
Value of withdrawals	(35,044,419)	(22,382,631)	(11,244,738)	(12,914,556)

Change in net assets resulting from transactions in investors’ beneficial interest	(24,738,028)	(14,015,329)	(4,450,465)	(8,061,971)

Change in net assets	9,653,231	1,778,682	2,056,496	22,984

Net Assets:
Beginning of period	129,748,321	127,969,639	49,686,156	49,663,172

End of period	$139,401,552	$129,748,321	$51,742,652	$49,686,156

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	50

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets(a)	Portfolio Turnover

GROWTH PORTFOLIO
Year Ended October 31, 2006	7.53%		$59,828	0.69%	0.38%	0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%	0.45%	0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(b)	81,942	0.62%	0.19%	0.62%	157.87%
Year Ended October 31, 2009	19.31%		88,163	0.69%	0.17%	0.69%	65.67%
Year Ended October 31, 2010	20.34%		98,751	0.68%	(0.04)%	0.68%	89.14%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2006	32.79%		333,755	0.86%	2.03%	0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%	2.16%	0.79%	26.08%
Year Ended October 31, 2008	(51.79)%		199,309	0.76%	2.65%	0.76%	28.98%
Year Ended October 31, 2009	24.16%		217,148	0.88%	2.23%	0.88%	58.31%
Year Ended October 31, 2010	6.15%		41,818	0.87%	2.07%	0.87%	63.35%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2006	19.54%		241,495	0.91%	(0.40)%	0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%	(0.55)%	0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%	(0.46)%	0.87%	80.42%
Year Ended October 31, 2009	15.41%		129,748	0.90%	(0.37)%	0.90%	64.91%
Year Ended October 31, 2010	28.74%		139,402	0.89%	(0.35)%	0.89%	67.62%

VALUE PORTFOLIO
Year Ended October 31, 2006	22.21%		67,432	0.71%	1.23%	0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%	1.29%	0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%	1.54%	0.64%	24.61%
Year Ended October 31, 2009	20.05%		49,686	0.68%	1.41%	0.68%	19.77%
Year Ended October 31, 2010	13.56%		51,743	0.67%	0.87%	0.67%	26.36%

(a)	Excludes fee reductions. If such fee reductions had not occurred, the ratio would have been as indicated.

(b)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Growth Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

51	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

Portfolio	Short Name

HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all or part of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements.

Securities Valuation:

          The Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          Management of the Portfolios has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Derivative Instruments

          All open derivative positions at year end are reflected on the Portfolio’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts:

          Each Portfolio may enter into foreign currency exchange contracts. The Portfolios enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. For the year ended October 31, 2010, the International Equity Portfolio entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities denominated in a particular currency. As of October 31, 2010, the Portfolios did not hold any foreign currency exchange contracts. For the year ended October 31, 2010, the monthly average contract amount of foreign exchange contracts held by the International Equity Portfolio was $6.24 million.

Futures Contracts:

          Each Portfolio may invest in futures contracts. The Portfolios use futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,’’ are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolios and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended October 31, 2010, the Portfolios did not hold any futures contracts.

53	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments for the International Equity Portfolio as of October 31, 2010:

	Asset Derivatives		Liability Derivatives

Primary Risk Exposure	Statements of Assets and Liabilities Location	Total Fair Value*	Statements of Assets and Liabilities Location	Total Fair Value*

Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	$—	Unrealized depreciation on foreign currency exchange contracts	$—

*

Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The derivative instruments had the following impact on the Statements of Operations for the International Equity Portfolio for the period ended October 31, 2010:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Foreign Currency Exchange Contracts	Net realized gains (losses) from investments and foreign currency transactions/change in unrealized appreciation/depreciation on investments and foreign currencies	$563,265	$5,279

3.	Investment Valuation Summary:

          The valuation techniques employed by the Portfolios, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Portfolios’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

          Exchange traded, domestic equity securities are valued at the last sales price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market and are typically categorized as Level 1 in the fair value hierarchy.

          Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price and are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchanged traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

          Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

          Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange and are typically categorized as Level 2 in the fair value hierarchy. Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

          Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Portfolio Trust’s Board of Trustees. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the International Equity Portfolio to a significant extent.

55	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

For the year ended October 31, 2010, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of October 31, 2010 in valuing the Portfolios’ investments based upon three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total

Growth Portfolio
Investment Securities:
Common Stocks (a)	$96,843,545	$—	$—	$96,843,545
Investment Companies	1,314,150	—	—	1,314,150

Total Investment Securities	$98,157,695	$—	$—	$98,157,695

International Equity Portfolio
Investment Securities:
Common Stocks: (+)
Brazil	$528,105	$—	$—	$528,105
Canada	2,024,591	—	—	2,024,591
Kazakhstan	121,260	—	—	121,260
Russian Federation	122,752	—	—	122,752
South Korea	165,187	419,856	—	585,043
All other Common Stocks (b)	—	37,080,228	—	37,080,228
Investment Companies	391,214	—	—	391,214

Total Investment Securities	$3,353,109	$37,500,084	$—	$40,853,193

Opportunity Portfolio
Investment Securities:
Common Stocks (a)	$135,323,271	$—	$—	$135,323,271
Investment Companies	3,971,916	—	—	3,971,916

Total Investment Securities	$139,295,187	$—	$—	$139,295,187

Value Portfolio
Investment Securities:
Common Stocks (a)	$48,717,360	$—	$—	$48,717,360
Investment Companies	3,379,613	—	—	3,379,613

Total Investment Securities	$52,096,973	$—	$—	$52,096,973

	(a)	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

	(b)	For detailed country descriptions, see the accompanying Schedules of Portfolio Investments.

	(+)	Based on the domicile of the security issuer.

          The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. The only significant transfers between Levels 1 and 2 as of October 31, 2010 are related to the use of the systematic valuation model to value foreign securities in the International Equity Portfolio.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein L.P., Westfield Capital Management Company, L.P. and NWQ Investment Management Company, LLC serve as Sub-Investment Advisers for the Growth Portfolio, International

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of all Sub-Adviser serviced funds and separate accounts affiliated with HSBC:	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The Growth Portfolio may pay the Investment Adviser and Winslow an aggregate maximum fee of up to 0.68%. Currently, the Investment Adviser’s contractual fee is 0.175% and Winslow’s maximum contractual fee is 0.40%. Accordingly, the current aggregate maximum fee rate is 0.575%.

For their services, the Investment Adviser and AllianceBernstein L.P. receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management Company, L.P. receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Company, LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios (as well as the other funds in the HSBC Investor Family of Funds) a fee, accrued daily and paid monthly at annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by the HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be received by treating them as apportioned in part to other funds makes investments in the Portfolios a master-feeder structure.

57	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust and the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $269,869 for the year ended October 31, 2010, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Services.’’ Citi Ohio pays the salary and other compensation earned by individuals as employees of Citi Ohio.

Fund Accounting and Trustees:

          Citi Ohio provides fund accounting services for the Portfolio Trust. For its services to the Portfolios, Citi Ohio receives an annual fee per portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Each non-interested Trustee is compensated with a $60,000 annual Board retainer for services as a Trustee of the HSBC Investor Family of Funds (or the “Trusts”), as well as a $3,000 annual retainer for each Committee of the Board of the Trusts. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

5.	Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2010 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)

Growth Portfolio	$78,285,103	$82,782,432
International Equity Portfolio	94,911,257	123,210,909
Opportunity Portfolio	86,072,250	105,288,751
Value Portfolio	12,420,582	17,955,334

For the year ended October 31, 2010, there were no long-term U.S. Government securities held by the Portfolio Trust.

6.	Federal Income Tax Information:

          At October 31, 2010, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*

Growth Portfolio	$79,283,771	$18,873,924	$—	$18,873,924
International Equity Portfolio	39,386,379	3,376,252	(1,909,438)	1,466,814
Opportunity Portfolio	124,125,662	23,999,412	(8,829,887)	15,169,525
Value Portfolio	50,811,505	6,302,313	(5,016,845)	1,285,468

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of October 31, 2010 (continued)

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Portfolios, reached a settlement with the Securities and Exchange Commission (the “SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. There was no impact on the Portfolios’ financial statements as the Portfolios did not receive any settlement monies.

8.	Subsequent Events (Unaudited):

          Effective November 1, 2010, each non-interested Trustee is compensated with a $63,000 annual Board retainer for service as a Trustee of the Trust and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee or Board Chairperson. In addition, the noninterested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Effective at the close of business on January 12, 2011, Lord, Abbett & Co. LLC will replace AllianceBernstein L.P. as Sub-Investment Adviser to the International Equity Portfolio.

59	HSBC INVESTOR PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of HSBC Investor Portfolios:

          We have audited the accompanying statements of assets and liabilities of HSBC Investor Portfolios – HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and HSBC Investor Value Portfolio (the Funds), including the schedules of portfolio investments, as of October 31, 2010, and the related statements of operations for the year then ended, the changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2010

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HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (Unaudited)—as of October 31, 2010

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Growth Portfolio	$1,000.00	$1,045.40	$3.56	0.69%
International Equity Portfolio	1,000.00	1,044.60	4.59	0.89%
Opportunity Portfolio	1,000.00	1,035.30	4.62	0.90%
Value Portfolio	1,000.00	996.50	3.42	0.68%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Expenses Paid During Period* 5/1/10 – 10/31/10	Annualized Expense Ratio During Period 5/1/10 – 10/31/10

Growth Portfolio	$1,000.00	$1,021.73	$3.52	0.69%
International Equity Portfolio	1,000.00	1,020.72	4.53	0.89%
Opportunity Portfolio	1,000.00	1,020.67	4.58	0.90%
Value Portfolio	1,000.00	1,021.78	3.47	0.68%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

61	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

          The following table contains information regarding the HSBC Investor Family of Funds Board of Trustees (“Trustees”). Asterisks indicate those Trustees who are “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the HSBC Investor Family of Funds. The HSBC Investor Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee

NON-INTERESTED TRUSTEES

Marcia L. Beck P.O. Box 182845 Columbus, OH 43218-3035 Age: 55	Trustee	Indefinite; June 2008 to present	Private Investor (June 1999 – present); Executive Vice President, Prudential Investments (1997 – 1999); President and Trustee, The Goldman Sachs Mutual Funds (1992 – 1996)	32	None

Susan S. Huang P.O. Box 182845 Columbus, OH 43218-3035 Age: 56	Trustee	Indefinite; June 2008 to present	Private Investor (2000 – present); Senior Vice President, Schroder Investment Management (2001 – 2004); Managing Director, Chase Asset Management (1995 – 2000)	32	None

Alan S. Parsow P.O. Box 182845 Columbus, OH 43218-3035 Age: 60	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 – present)	32	Penn Treaty American Corporation (insurance)

Thomas F. Robards P.O. Box 182845 Columbus, OH 43218-3035 Age: 64	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (investment and advisory services) (2005 – present); Chief Financial Officer, American Museum of Natural History (2003 – 2004) Chief Financial Officer, Datek Online Holdings (2000 – 2003); Previously EVP and CFO Republic New York Corporation	32	Overseas Shipholding Group (NYSE listed energy transportation); Ellington Financial LLC (NYSE listed financial services); Financial Federal Corporation (NYSE listed specialty finance)

Michael Seely P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2003 – present); General Partner, Global Multi Manager Partners (1999 – 2003); President of Investor Access Corporation (1981 – 2003)	32	None

EMERITUS TRUSTEE

Larry M. Robbins P.O. Box 182845 Columbus, OH 43218-3035 Age: 71	Emeritus Trustee	Until December 31, 2011; Trustee from 1987 to December 31, 2010	Private Investor (2007 – present); Director, Center for Teaching and Learning, University of Pennsylvania (1999 – 2007)	32	None

*	Includes both the Fund and the underlying fund for Funds with a master/feeder structure.

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HSBC INVESTOR FAMILY OF FUNDS

Board of Trustees and Officers (Unaudited) (continued)

          The names of the officers, their addresses, ages, position(s) held with the Trust, and principal occupation(s) during the past five years are described in the table below.

Name, Address and Age	Position(s) Held with the HSBC Investor Family of Funds	Term of Office and Length of Time Served with the HSBC Investor Family of Funds	Principal Occupation(s) During Past 5 Years

Richard A. Fabietti 452 Fifth Avenue New York, NY 10018 Age: 52	President	One year; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 – present)

Stephen Sivillo 452 Fifth Avenue New York, NY 10018 Age: 39	Vice President	One year; 2010 to present

Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2010 – present); Chief Compliance Officer, Managers Funds (2009 – 2010); Director, Mutual Fund Compliance, AllianceBernstein (2007 – 2009); Assistant Vice President, Compliance, AllianceBernstein (2005 – 2007)

Ty Edwards* 3435 Stelzer Road Columbus, OH 43219-3035 Age: 44	Treasurer	One year; 2010 to present

Senior Vice President, Citi Fund Services (2010 – present); Director, Product Management, Columbia Management (2007 – 2009); Deputy Treasurer, Columbia Funds, (2006 – 2007); Director, Fund Administration, Columbia Management (2004 – 2007)

Jennifer A. English* 100 Summer Street Suite 1500 Boston, MA 02110 Age: 38	Secretary	One year; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 – present)

F. Martin Fox 100 Summer Street Suite 1500 Boston, MA 02110 Age: 47	Assistant Secretary	One year; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 – present); Contract Attorney, Update Legal LLC (2002 – 2008)

Frederick J. Schmidt* 1 Rexcorp Plaza Uniondale, NY 11556 Age: 51	Chief Compliance Officer	One year; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services, Citi (2004 – present)

*	Mr. Edwards, Mr. Schmidt and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

63	HSBC INVESTOR PORTFOLIOS

          Other Information:

          Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the HSBC Investor Family of Funds’ web-site at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

          (i) The Portfolios file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Portfolios’ Form N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Portfolios’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Portfolios’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the HSBC Investor Family of Funds’ website at www.investorfunds.us.hsbc.com.

          An investment in a Portfolio is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	64

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HSBC INVESTOR FAMILY OF FUNDS:	SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
INVESTMENT ADVISER AND ADMINISTRATOR	HSBC Securities (USA) Inc. Clients
HSBC Global Asset Management (USA) Inc.	HSBC Bank USA, N.A.
452 Fifth Avenue	452 Fifth Avenue
New York, NY 10018	New York, NY 10018
1-888-525-5757
SUB-ADVISERS
HSBC Investor Growth Portfolio	For All Other Shareholders
Winslow Capital Management, Inc.	HSBC Investor Funds
4720 IDS Tower	P.O. Box 182845
80th South Eighth Street	Columbus, OH 43218-2845
Minneapolis, MN 55402	1-800-782-8183

HSBC Investor International Equity Portfolio	TRANSFER AGENT
AllianceBernstein L.P.	Citi Fund Services
1345 Avenue of the Americas, 39th Floor	3435 Stelzer Road
New York, NY 10105	Columbus, OH 43219

HSBC Investor Opportunity Portfolio	DISTRIBUTOR
Westfield Capital Management Company, L.P.	Foreside Distribution Services, L.P.
One Financial Center	690 Taylor Road, Suite 150
Boston, MA 02111	Gahanna, OH 43230-3202

HSBC Investor Value Portfolio	CUSTODIAN
NWQ Investment Management Company, LLC	The Northern Trust Company
2049 Century Park East, 16th Floor	50 South LaSalle Street
Los Angeles, CA 90067	Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-WS	12/10

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2009	$228,000
2010	$228,000

(b) Audit-Related Fees,
2009	$10,700
2010	$6,200

2009 – Fees of $10,700 relate to the consent of N-1A filing and the consent of the N-14 filing for the HSBC Investor Core Plus Fixed Income Fund (Advisor), HSBC Investor Core Plus Fixed Income Fund and HSBC Investor Intermediate Duration Fixed Income Fund.

2010 – Fees of $6,200 relate to the consent of N-1A filing.

(c) Tax Fees,
2009	$160,805
2010	$138,625

Fees for both 2009 and 2010 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2009	$0
2010	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) – (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees.
2009	$171,505
2010	$144,825

          (h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR FUNDS

By (Signature and Title)*	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	December 20, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Fabietti

Richard A. Fabietti
President

Date	December 20, 2010

By (Signature and Title)*	/s/ Ty Edwards

Ty Edwards
Treasurer

Date	December 20,2010

* Print the name and title of each signing officer under his or her signature.